                     CHL MORTGAGE PASS-THROUGH TRUST 2006-3
                                 ISSUING ENTITY

                                FINAL TERM SHEET

                               [COUNTRYWIDE LOGO]

                                 $ 1,052,797,100

                                  (APPROXIMATE)

                                   CWMBS, INC.
                                    DEPOSITOR

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                 FREE WRITING PROSPECTUS DATED JANUARY 30, 2006

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3

           DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING FEBRUARY 27, 2006

      The issuing entity will issue certificates including the following classes of certificates that are offered pursuant to this free writing prospectus:

                 INITIAL CLASS                                        INITIAL CLASS
                  CERTIFICATE      PASS-THROUGH                        CERTIFICATE       PASS-THROUGH
                   BALANCE(1)        RATE(2)                            BALANCE(1)         RATE(2)
                 -------------     ------------                       -------------      ------------
Class 1-A-1      $ 309,714,000       Floating       Class 1-M-6       $   3,683,000        Floating
Class 1-A-2      $ 154,857,000       Floating       Class 1-M-7       $   3,400,000        Floating
Class 1-A-3      $  51,619,000       Floating       Class 2-M-1       $  15,832,000        Floating
Class 2-A-1      $ 137,543,000       Floating       Class 2-M-2       $   7,720,000        Floating
Class 2-A-2      $  68,771,000       Floating       Class 2-M-3       $   1,308,000        Floating
Class 2-A-3      $  22,924,000       Floating       Class 2-M-4       $   2,224,000        Floating
Class 3-A-1      $ 122,497,000       Floating       Class 2-M-5       $   1,308,000        Floating
Class 3-A-2      $  61,249,000       Floating       Class 2-M-6       $   1,308,000        Floating
Class 3-A-3      $  20,416,000       Floating       Class 2-M-7       $   1,439,000        Floating
Class A-R        $         100            N/A       Class 3-M-1       $  13,672,000        Floating
Class 1-M-1      $  25,498,000       Floating       Class 3-M-2       $   1,723,000        Floating
Class 1-M-2      $   3,966,000       Floating       Class 3-M-3       $   3,332,000        Floating
Class 1-M-3      $   5,383,000       Floating       Class 3-M-4       $   2,528,000        Floating
Class 1-M-4      $   2,833,000       Floating       Class 3-M-5       $   1,838,000        Floating
Class 1-M-5      $   2,833,000       Floating       Class 3-M-6       $   1,379,000        Floating


(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based and their initial ratings, are listed in the tables beginning on page 6 of this free writing prospectus.

ISSUING ENTITY

CHL Mortgage Pass-Through Trust 2006-3, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of January 1, 2006 and the origination date for that mortgage loan.

CLOSING DATE

On or about January 31, 2006.

THE MORTGAGE LOANS

The mortgage loans will consist of 30 year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties. The mortgage loans will be divided into three separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance was approximately $1,058,086,169, approximately $566,618,586 of which are group 1 mortgage loans, approximately $261,685,014 of which are group 2 mortgage loans and approximately $229,782,569 of which are group 3 mortgage loans.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                     $566,618,586
Geographic Concentrations in excess of 10%:
Florida                                                 14.31%
California                                              48.77%
Weighted Average Original LTV Ratio                     73.84%
Weighted Average Mortgage Rate                          3.439%
Range of Mortgage Rates                                 1.000% to 9.125%
Average Current Principal Balance                       $474,555
Range of Current Principal Balances                     $21,001 to $2,000,000
Weighted Average Remaining Term to Maturity             359 months

Weighted Average FICO Credit Score                        702
Weighted Average Gross Margin                           3.188%
Weighted Average Maximum Mortgage Rate                  9.961%
Weighted Average Minimum Mortgage Rate                  3.188%
Weighted Average Maximum Negative Amortization            115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                     $261,685,014
Geographic Concentrations in excess of 10%:
Florida                                                 11.09%
California                                              46.43%
Weighted Average Original LTV Ratio                     75.04%
Weighted Average Mortgage Rate                          4.847%
Range of Mortgage Rates                                 1.000% to 8.750%
Average Current Principal Balance                       $381,465
Range of Current Principal Balances                     $55,000 to $1,520,000
Weighted Average Remaining Term to Maturity             359 months
Weighted Average FICO Credit Score                      698
Weighted Average Gross Margin                           3.934%
Weighted Average Maximum Mortgage Rate                  9.963%
Weighted Average Minimum Mortgage Rate                  3.934%
Weighted Average Maximum Negative Amortization          115%

As of the cut-off date, the group 3 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                     $229,782,569
Geographic Concentrations in excess of 10%:
Nevada                                                  11.51%
California                                              21.84%
Florida                                                 24.73%
Weighted Average Original LTV Ratio                     91.49%
Weighted Average Mortgage Rate                          6.190%
Range of Mortgage Rates                                 1.750% to 9.250%
Average Current Principal Balance                       $272,577
Range of Current Principal Balances                     $34,016 to $650,706
Weighted Average Remaining Term to Maturity             359 months
Weighted Average FICO Credit Score                      701
Weighted Average Gross Margin                           3.681%
Weighted Average Maximum Mortgage Rate                  10.013%
Weighted Average Minimum Mortgage Rate                  3.681%
Weighted Average Maximum Negative Amortization          115%

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue thirty-seven classes of certificates, thirty of which are offered by this free writing prospectus:

                               INITIAL
                           CLASS CERTIFICATE
                        BALANCE/INITIAL NOTIONAL                                INITIAL RATING   INITIAL RATING
        CLASS                 AMOUNT (1)                     TYPE                (MOODY'S)(2)       (S&P)(2)
--------------------   -------------------------   --------------------------   --------------   ---------------
OFFERED CERTIFICATES

Class 1-A-1                  $ 309,714,000           Senior/ Floating Pass-          Aaa               AAA
                                                   Through Rate/ Super Senior

Class 1-A-2                  $ 154,857,000           Senior/ Floating Pass-          Aaa               AAA
                                                      Through Rate/ Super
                                                         Senior/Support

Class 1-A-3                  $  51,619,000           Senior/ Floating Pass-          Aaa               AAA
                                                     Through Rate/ Support

Class 2-A-1                  $ 137,543,000           Senior/ Floating Pass-          Aaa               AAA
                                                   Through Rate/ Super Senior

Class 2-A-2                  $  68,771,000           Senior/ Floating Pass-          Aaa               AAA
                                                      Through Rate/ Super
                                                         Senior/Support

Class 2-A-3                  $  22,924,000           Senior/ Floating Pass-          Aaa               AAA
                                                     Through Rate/ Support

Class 3-A-1                  $ 122,497,000           Senior/ Floating Pass-          Aaa               AAA
                                                   Through Rate/ Super Senior

Class 3-A-2                  $  61,249,000           Senior/ Floating Pass-          Aaa               AAA
                                                      Through Rate/ Super
                                                        Senior/Support

Class 3-A-3                  $  20,416,000           Senior/ Floating Pass-          Aaa               AAA
                                                     Through Rate/ Support

Class A-R                    $         100         Senior/Residual/Principal         Aaa               AAA
                                                              Only

Class 1-M-1                  $  25,498,000           Subordinate/ Floating           Aa2               AA
                                                       Pass-Through Rate

Class 1-M-2                  $   3,966,000           Subordinate/ Floating           Aa3               AA-
                                                       Pass-Through Rate

Class 1-M-3                  $   5,383,000           Subordinate/ Floating           A2                A+
                                                       Pass-Through Rate

Class 1-M-4                  $   2,833,000           Subordinate/ Floating           A3                A
                                                       Pass-Through Rate

Class 1-M-5                  $   2,833,000          Subordinate/ Floating            Baa1              BBB+
                                                       Pass-Through Rate

Class 1-M-6                  $   3,683,000           Subordinate/ Floating           Baa3              BBB+
                                                       Pass-Through Rate

Class 1-M-7                  $   3,400,000           Subordinate/ Floating           N/R               BBB-
                                                       Pass-Through Rate

Class 2-M-1                  $  15,832,000          Subordinate/ Floating            Aa1               AA-
                                                       Pass-Through Rate

                               INITIAL
                           CLASS CERTIFICATE
                        BALANCE/INITIAL NOTIONAL                                INITIAL RATING   INITIAL RATING
        CLASS                 AMOUNT (1)                     TYPE                (MOODY'S)(2)       (S&P)(2)
--------------------   -------------------------   --------------------------   --------------   ---------------
Class 2-M-2                  $   7,720,000          Subordinate/ Floating            Aa2               N/R
                                                       Pass-Through Rate

Class 2-M-3                  $   1,308,000           Subordinate/ Floating           Aa3               N/R
                                                       Pass-Through Rate

Class 2-M-4                  $   2,224,000           Subordinate/ Floating           A2                N/R
                                                       Pass-Through Rate

Class 2-M-5                  $   1,308,000           Subordinate/ Floating           A3                N/R
                                                       Pass-Through Rate

Class 2-M-6                  $   1,308,000            Subordinate/ Floating          Baa1              N/R
                                                        Pass-Through Rate

Class 2-M-7                  $   1,439,000          Subordinate/ Floating            Baa3              N/R
                                                       Pass-Through Rate

Class 3-M-1                  $  13,672,000          Subordinate/ Floating            Aa2               AA
                                                       Pass-Through Rate

Class 3-M-2                  $   1,723,000          Subordinate/ Floating            Aa3               AA-
                                                       Pass-Through Rate

Class 3-M-3                  $   3,332,000          Subordinate/ Floating            A1                A+
                                                       Pass-Through Rate

Class 3-M-4                  $   2,528,000          Subordinate/ Floating            A3                A-
                                                      Pass-Through Rate

Class 3-M-5                  $   1,838,000           Subordinate/ Floating           Baa1              BBB+
                                                      Pass-Through Rate

Class 3-M-6                  $   1,379,000          Subordinate/ Floating            Baa3              BBB-
                                                      Pass-Through Rate

NON-OFFERED CERTIFICATES (3)

Class 1-C                       (4)                 Interest Only/ Notional
                                                            Amount

Class 1-P (5)                $      100               Prepayment Charges
Class 2-C                       (4)                 Interest Only/ Notional
                                                            Amount

Class 2-P (5)                $      100               Prepayment Charges
Class 3-C                       (4)                 Interest Only/ Notional
                                                            Amount

Class 3-P (5)                $      100               Prepayment Charges
Class R-X                       (6)                       Residual

--------------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class 1-C, Class 1-P, Class 2-C, Class 2-P, Class 3-C and Class 3-P are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class 1-C, Class 1-P, Class 2-C, Class 2-P, Class 3-C and Class 3-P Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class 1-C, Class 2-C and Class 3-C Certificates are notional amount, interest-only certificates that will not have initial class certificate balances. The initial notional amounts of the Class 1-C, Class 2-C and Class 3-C Certificates for the interest accrual period related to each distribution date will be equal to the aggregate class certificate balance of the LIBOR Certificates in loan group 1, loan group 2 and loan group 3, respectively, immediately prior to that distribution date.

(5) The Class 1-P, Class 2-P and Class 3-P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively. Each Class 1-P, Class 2-P and Class 3-P Certificate will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively, that require payment of a prepayment charge. Each Class 1-P, Class 2-P and Class 3-P Certificate will not bear interest.

(6)   The Class R-X Certificate has no class certificate balance.

The certificates will also have the following characteristics:

                RELATED     PASS-THROUGH RATE       PASS-THROUGH RATE
                 LOAN         ON AND BEFORE              AFTER
                 GROUP           OPTIONAL               OPTIONAL                             INTEREST ACCRUAL
    CLASS         (1)      TERMINATION DATE (2)    TERMINATION DATE (2)    ACCRUAL PERIOD       CONVENTION
------------    -------    --------------------    --------------------    --------------    ----------------
OFFERED
CERTIFICATES
Class 1-A-1        1          LIBOR + 0.240%          LIBOR + 0.480%             (3)          Actual/360 (4)
Class 1-A-2        1          LIBOR + 0.330%          LIBOR + 0.660%             (3)          Actual/360 (4)
Class 1-A-3        1          LIBOR + 0.390%          LIBOR + 0.780%             (3)          Actual/360 (4)
Class 2-A-1        2          LIBOR + 0.250%          LIBOR + 0.500%             (3)          Actual/360 (4)
Class 2-A-2        2          LIBOR + 0.340%          LIBOR + 0.680%             (3)          Actual/360 (4)
Class 2-A-3        2          LIBOR + 0.400%          LIBOR + 0.800%             (3)          Actual/360 (4)
Class 3-A-1        3          LIBOR + 0.250%          LIBOR + 0.500%             (3)          Actual/360 (4)
Class 3-A-2        3          LIBOR + 0.350%          LIBOR + 0.700%             (3)          Actual/360 (4)
Class 3-A-3        3          LIBOR + 0.410%          LIBOR + 0.820%             (3)          Actual/360 (4)
Class A-R          1               (5)                     (5)                   N/A               N/A
Class 1-M-1        1          LIBOR + 0.640%          LIBOR + 0.960%             (3)          Actual/360 (4)
Class 1-M-2        1          LIBOR + 0.680%          LIBOR + 1.020%             (3)          Actual/360 (4)
Class 1-M-3        1          LIBOR + 1.150%          LIBOR + 1.725%             (3)          Actual/360 (4)
Class 1-M-4        1          LIBOR + 1.250%          LIBOR + 1.875%             (3)          Actual/360 (4)
Class 1-M-5        1          LIBOR + 2.100%          LIBOR + 3.150%             (3)          Actual/360 (4)
Class 1-M-6        1          LIBOR + 3.000%          LIBOR + 4.500%             (3)          Actual/360 (4)
Class 1-M-7        1          LIBOR + 4.000%          LIBOR + 6.000%             (3)          Actual/360 (4)
Class 2-M-1        2          LIBOR + 0.680%          LIBOR + 1.020%             (3)          Actual/360 (4)
Class 2-M-2        2          LIBOR + 0.820%          LIBOR + 1.230%             (3)          Actual/360 (4)
Class 2-M-3        2          LIBOR + 0.950%          LIBOR + 1.425%             (3)          Actual/360 (4)
Class 2-M-4        2          LIBOR + 2.250%          LIBOR + 3.375%             (3)          Actual/360 (4)
Class 2-M-5        2          LIBOR + 2.750%          LIBOR + 4.125%             (3)          Actual/360 (4)
Class 2-M-6        2          LIBOR + 4.000%          LIBOR + 6.000%             (3)          Actual/360 (4)
Class 2-M-7        2          LIBOR + 4.000%          LIBOR + 6.000%             (3)          Actual/360 (4)
Class 3-M-1        3          LIBOR + 0.640%          LIBOR + 0.960%             (3)          Actual/360 (4)
Class 3-M-2        3          LIBOR + 0.680%          LIBOR + 1.020%             (3)          Actual/360 (4)
Class 3-M-3        3          LIBOR + 1.050%          LIBOR + 1.575%             (3)          Actual/360 (4)
Class 3-M-4        3          LIBOR + 1.250%          LIBOR + 1.875%             (3)          Actual/360 (4)
Class 3-M-5        3          LIBOR + 1.500%          LIBOR + 2.250%             (3)          Actual/360 (4)
Class 3-M-6        3          LIBOR + 1.500%          LIBOR + 2.250%             (3)          Actual/360 (4)

NON-OFFERED
CERTIFICATES
Class 1-C          1                N/A                     N/A                  N/A               N/A
Class 1-P          1                N/A                     N/A                  N/A               N/A
Class 2-C          2                N/A                     N/A                  N/A               N/A
Class 2-P          2                N/A                     N/A                  N/A               N/A
Class 3-C          3                N/A                     N/A                  N/A               N/A
Class 3-P          3                N/A                     N/A                  N/A               N/A
Class R-X       1, 2, 3             N/A                     N/A                  N/A               N/A

----------
(1) Distributions of principal and interest on the certificates will be based on amounts available for distribution in respect of the mortgage loans in the related loan group. There is no cross-collateralization among the loan groups. For a more detailed description of how the offered certificates will be backed by cashflows, see "Description of Certificates -- Distributions" and " -- Overcollateralization Provisions" in this free writing prospectus.

(2) The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. LIBOR for the related interest accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Determination of LIBOR." If on any distribution date, the pass-through rate for a Class of LIBOR Certificates is based on the applicable interest rate cap, the holders of the applicable certificates will be entitled to receive the resulting shortfall from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "Description of the Certificates - Overcollateralization Provisions."

================================================================================

(3) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(4) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(5)   The Class A-R Certificates will not accrue any interest.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

      DESIGNATION              CLASSES OF CERTIFICATES
-----------------------    -------------------------------
Senior Certificates        Class 1-A-1, Class 1-A-2, Class
                             1-A-3, Class 2-A-1, Class
                             2-A-2, Class 2-A-3, Class
                             3-A-1, Class 3-A-2, Class
                               3-A-3 and Class A-R
                                   Certificates

Subordinated
Certificates or Class M       Class 1-M-1, Class 1-M-2,
Certificates                  Class 1-M-3, Class 1-M-4,
                              Class 1-M-5, Class 1-M-6,
                              Class 1-M-7, Class 2-M-1,
                              Class 2-M-2, Class 2-M-3,
                              Class 2-M-4, Class 2-M-5,
                              Class 2-M-6, Class 2-M-7,
                              Class 3-M-1, Class 3-M-2,
                              Class 3-M-3, Class 3-M-4,
                              Class 3-M-5 and Class 3-M-6
                                      Certificates

Group 1 Certificates       Class 1-A-1, Class 1-A-2, Class
                              1-A-3, Class 1-M-1, Class
                              1-M-2, Class 1-M-3, Class
                              1-M-4, Class 1-M-5, Class
                            1-M-6, Class 1-M-7, Class1-C
                              and Class 1-P Certificates

Group 2 Certificates       Class 2-A-1, Class 2-A-2, Class
                              2-A-3, Class 2-M-1, Class
                              2-M-2, Class 2-M-3, Class
                              2-M-4, Class 2-M-5, Class
                            2-M-6, Class 2-M-7, Class 2-C
                             and Class 2-P Certificates

Group 3 Certificates       Class 3-A-1, Class 3-A-2, Class
                             3-A-3, Class 3-M-1, Class
                             3-M-2, Class 3-M-3, Class
                             3-M-4, Class 3-M-5, Class
                           3-M-6, Class 3-C and Class 3-P
                                   Certificates

LIBOR Certificates         Class 1-A-1, Class 1-A-2, Class
                             1-A-3, Class 2-A-1, Class
                             2-A-2, Class 2-A-3, Class
                             3-A-1, Class 3-A-2, Class
                           3-A-3 and Class M Certificates

Class C Certificates       Class 1-C, Class 2-C and Class
                                 3-C Certificates

Class P Certificates       Class 1-P, Class 2-P and Class
                                 3-P Certificates

Offered Certificates       Senior Certificates and Class M
                                    Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

Class A-R Certificates:

The last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) may elect to hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourge or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on February 27, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the certificates in loan group 1 and loan group 2 is the distribution date in March 2036. The last scheduled distribution date for the certificates in loan group 3 is the distribution date in February 2036. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page 9.

On each distribution date, to the extent funds are available from the related loan group, each class of interest-bearing certificates will be entitled to receive:

      o the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

      o     interest carry forward amount, and

      o     any net rate carryover due and any accrued interest on this amount.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount by which the deferred interest on the mortgage loans in the related loan group exceeds principal payments on the mortgage loans in that loan group for that distribution date, as described under "Description of the Certificates -- Interest" in this free writing prospectus.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available from the related loan group on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates related to a loan group will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the related stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans in that loan group.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after the fees and expenses described under the next heading are subtracted) with respect to a loan group:

      o all scheduled installments of interest (net of the related expense fees and after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

      o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

      o net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

      o excess interest (to the extent available) to maintain the targeted overcollateralization level for the related class;

      o subsequent recoveries with respect to the mortgage loans in that loan group;

      o partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

      o any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

      o the master servicing fee and additional servicing compensation due to the master servicer;

      o     the trustee fee due to the trustee;

      o the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

      o all prepayment charges (which are distributable only to the Class P Certificates); and

      o all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates -- Priority of Distributions Among Certificates".

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

Loan Group 1

On any distribution date, available funds from loan group 1 will be distributed in the following order:

      (1) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date;

      (2) sequentially, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, the current interest and interest carry forward amount for each such class and such distribution date;

      (3) (A) for each distribution date prior to the group 1 stepdown date or on which a group 1 trigger event is in effect, in an amount up to the principal distribution amount for loan group 1 for such distribution date, sequentially:

            (i) sequentially, (x) to the Class A-R Certificates, until its class certificate balance is reduced to zero, and (y) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

          (B) on each Distribution Date on or after the group 1 stepdown date so long as a group 1 trigger event is not in effect:

            (i) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 Certificates, pro rata, in an amount up to the group 1 senior principal distribution amount, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, in an amount up to the group 1 subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

      (4) sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (5) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (6) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, in an amount equal to the amount of net rate carryover for each such class;

      (7) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, in an amount equal to the amount of net rate carryover for each such class; and

      (8) to the Class 1-C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

Loan Group 2

On any distribution date, available funds from loan group 2 will be distributed in the following order:

      (1) concurrently, to the Class 2-A-1, Class

2-A-2 and Class 2-A-3 Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date;

      (2) sequentially, to the Class 2-M-1, Class

2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, the current interest and interest carry forward amount for each such class and such distribution date;

      (3) (A) for each distribution date prior to the group 2 stepdown date or on which a group 2 trigger event is in effect, in an amount up to the principal distribution amount for loan group 2 for such distribution date, sequentially:

            (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero;

          (B) on each Distribution Date on or after the group 2 stepdown date so long as a group 2 trigger event is not in effect, sequentially:

            (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, in an amount up to the group 2 senior principal distribution amount, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount up to the group 2 subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

      (4) sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (5) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (6) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, in an amount equal to the amount of net rate carryover for each such class;

      (7) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount equal to the amount of net rate carryover for each such class; and

      (8) to the Class 2-C Certificates, in the amount specified in the pooling and servicing agreement.

Loan Group 3

On any distribution date, available funds from loan group 3 will be distributed in the following order:

      (1) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date;

      (2) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, the current interest and interest carry forward amount for each such class and such distribution date;

      (3) (A) for each distribution date prior to the group 3 stepdown date or on which a group 3 trigger event is in effect, in an amount up to the principal distribution amount for loan group 3 for such distribution date, sequentially:

            (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, until their respective class certificate balances are reduced to zero;

          (B) on each Distribution Date on or after the group 3 stepdown date so long as a group 3 trigger event is not in effect, sequentially:

            (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, in an amount up to the group 3 senior principal distribution amount, until their respective class certificate balances are reduced to zero; and

            (ii) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount up to the group 3 subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

      (4) sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (5) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount equal to the amount of unpaid realized loss amount for each such class;

      (6) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, in an amount equal to the amount of net rate carryover for each such class;

      (7) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount equal to the amount of net rate carryover for each such class; and

      (8) to the Class 3-C Certificates, in the amount specified in the pooling and servicing agreement.

THE CORRIDOR CONTRACTS

The group 2 and group 3 certificates will each have the benefit of a corridor contract, each of which will be assigned to The Bank of New York, in its capacity as corridor contract administrator:

      o     the group 2 corridor contract and

      o     the group 3 corridor contract.

The corridor contract administrator will allocate certain payments received under each corridor contract to the trustee on behalf of the issuing entity. On or prior to the corridor contract termination date, amounts allocated to the issuing entity in respect of a corridor contract will be available as described in this free writing prospectus to cover any unpaid realized loss amounts and any net rate carryover resulting from the application of the net funds cap to its pass-through rate on the related class of certificates.

Payments under each corridor contract will be made pursuant to a formula described in "Description of the Certificates - The Corridor Contracts" in this free writing prospectus. Any amounts allocated to the issuing entity for a distribution date that are not used on that date to cover any unpaid realized loss amounts or net rate carryover on the group 2 and group 3 certificates are expected to be distributed to the holders of the related Class C Certificates as provided in the pooling and servicing agreement and will not be available thereafter for payment of net rate carryover on any class of certificates.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) for a loan group have been exhausted, collections otherwise payable to related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related senior certificates. Realized Losses of a loan group will be allocated in the following order of priority:

      o to the related subordinated certificates, beginning with the related subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

      o to the related senior certificates as follows: (a) among the group 1 senior certificates, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, (b) among the group 2 senior certificates, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, and (c) among the group 3 senior certificates, sequentially, to the Class 3-A-3, Class 3-A-2 and Class 3-A-1 Certificates, in that order, and in each case until their respective class certificate balances have been reduced to zero.

CREDIT ENHANCEMENT

Credit enhancements provide limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. There is no cross-collateralization between the three loan groups. This transaction employs the following forms of credit enhancement:

Overcollateralization

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans in a loan group exceeds the aggregate class certificate balance of the related classes of certificates.

On the closing date, (a) the aggregate stated principal balance of the group 1 mortgage loans is expected to exceed the initial aggregate class certificate balance of the group 1 certificates (other than the Class 1-P Certificates) by approximately $2,832,486, (b) the aggregate stated principal balance of the group 2 mortgage loans is expected to exceed the initial aggregate class certificate balance of the group 2 certificates (other than the Class 2-P Certificates) by approximately $1,308,014 and (c) the aggregate stated principal balance of the group 3 mortgage loans is expected to exceed the initial aggregate class certificate balance of the group 3 certificates (other than the Class 3-P Certificates) by approximately $1,148,569. These amounts are approximately equal to the initial levels of overcollateralization required by the pooling and servicing agreement.

The mortgage loans in each loan group are expected to generate more interest than is needed to pay interest on the related classes of certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the sum of the weighted average pass-through rate on the related classes of certificates and the weighted average expense fee rate for that loan group.

On any distribution date, the amount of overcollateralization (if any) for a loan group will be available to absorb the losses from liquidated mortgage loans in that loan group if those losses are not otherwise covered by excess cashflow (if any) from the related mortgage loans. The required levels of overcollateralization may change over time.

Subordination

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

The senior certificates in a certificate group will have a payment priority over the related subordinated certificates. Within the classes with an "M" designation, the payment priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher payment priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group among the subordinated certificates related to that loan group, beginning with the related subordinated certificates with the lowest payment priority, and second to the related senior certificates in accordance with the priorities set forth above under " -- Allocation of Losses." Realized losses on the mortgage loans in a loan group will be allocated solely to the classes of subordinated certificates related to that loan group.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity relating to a loan group and retire all outstanding classes of certificates related to that loan group on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans in that loan group and any foreclosed real estate owned by the issuing entity related to that loan group declines to 10% or less of the aggregate stated principal balance of the mortgage loans in that loan group as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity relating to the applicable loan group.

TAX STATUS

For federal income tax purposes, the issuing entity (exclusive of the rights under the corridor contracts and the assets held in the corridor contract reserve fund and the carryover reserve fund) will consist of one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The offered certificates, other than the Class A-R Certificates, will also represent the right to receive net rate carryover payments. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA CONSIDERATIONS

The group 1 certificates (other than the Class A-R Certificates), the group 2 certificates and the Class 3-A-1 Certificates may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met. The group 3 certificates (other than the Class 3-A-1 Certificates) may be purchased by an "insurance company general account" that holds plan assets and meets certain requirements.

LEGAL INVESTMENT

The senior certificates and the Class 1-M-1, Class 1-M-2, Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 3-M-1 and Class 3-M-2 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                               THE MORTGAGE POOL

                                  LOAN GROUP 1

                                 LOAN PROGRAMS

                                                                                            WEIGHTED                   WEIGHTED
                                                    PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                    AVERAGE
                      NUMBER        AGGREGATE        MORTGAGE     PRINCIPAL     AVERAGE    REMAINING     WEIGHTED      ORIGINAL
                        OF          PRINCIPAL        LOANS IN      BALANCE      CURRENT     TERM TO      AVERAGE       LOAN-TO-
TYPE OF              MORTGAGE        BALANCE           LOAN      OUTSTANDING   MORTGAGE     MATURITY       FICO      VALUE RATIO
PROGRAM               LOANS        OUTSTANDING       GROUP 1         ($)        RATE (%)    (MONTHS)   CREDIT SCORE       (%)
-------              --------   -----------------   ----------   -----------   ---------   ---------   ------------  -----------
One-Month LIBOR....     631     $  244,792,518.99     43.20%     387,943.77      4.582        359           699          74.49
One-Year CMT.......     563        321,826,067.06     56.80      571,627.12      2.570        360           704          73.34
    Total..........   -----     -----------------    ------
                      1,194     $  566,618,586.05    100.00%
                      =====     =================    ======

                            CURRENT MORTGAGE RATES(1)

                                                                                  WEIGHTED                  WEIGHTED
                                                    PERCENT OF     AVERAGE        AVERAGE                   AVERAGE
                      NUMBER        AGGREGATE        MORTGAGE     PRINCIPAL      REMAINING     WEIGHTED     ORIGINAL
                        OF          PRINCIPAL        LOANS IN      BALANCE        TERM TO      AVERAGE      LOAN-TO-
CURRENT              MORTGAGE        BALANCE           LOAN      OUTSTANDING      MATURITY   FICO  CREDIT  VALUE RATIO
MORTGAGE RATE (%)     LOANS        OUTSTANDING       GROUP 1         ($)          (MONTHS)      SCORE          (%)
-------------------  --------   -----------------   ----------   -----------     ---------   ------------  -----------
1.000..............    249      $  155,409,850.12     27.43%      624,135.94        360          709          70.97
1.375..............      2             312,600.00      0.06       156,300.00        360          713          79.99
1.500..............    223         107,223,222.89     18.92       480,821.63        360          694          74.53
1.580..............      1             314,100.00      0.06       314,100.00        360          657          90.00
1.750..............     65          41,912,963.72      7.40       644,814.83        360          723          69.25
2.000..............     42          16,837,410.00      2.97       400,890.71        360          641          76.44
2.125..............      2             561,134.67      0.10       280,567.34        359          691          79.34
2.205..............      1             222,300.00      0.04       222,300.00        360          700          90.00
2.210..............      3             636,504.00      0.11       212,168.00        360          770          90.00
2.250..............     37          16,555,598.47      2.92       447,448.61        360          704          74.95
2.255..............      1             560,000.00      0.10       560,000.00        360          704          84.85
2.375..............      1             294,636.00      0.05       294,636.00        360          720          80.00
2.500..............     50          12,558,584.00      2.22       251,171.68        360          715          79.95
2.560..............      1             237,780.44      0.04       237,780.44        358          665          90.00
2.610..............      1             540,000.00      0.10       540,000.00        360          660          90.00
2.670..............      1             178,200.00      0.03       178,200.00        360          674          89.55
2.715..............      1             295,200.00      0.05       295,200.00        360          683          90.00
2.730..............      1             208,800.00      0.04       208,800.00        360          766          90.00
2.750..............      9           4,710,987.49      0.83       523,443.05        360          663          73.15
2.780..............      1             170,000.00      0.03       170,000.00        360          704          85.00
2.815..............      2             591,300.00      0.10       295,650.00        360          670          90.00
2.830..............      1             192,000.00      0.03       192,000.00        360          765          85.33
2.840..............      1             250,200.00      0.04       250,200.00        360          675          90.00
2.855..............      1             333,000.00      0.06       333,000.00        360          661          90.00
2.875..............      1             283,450.00      0.05       283,450.00        360          717          89.98
2.940..............      2             339,300.00      0.06       169,650.00        360          689          90.00
2.980..............      3             794,200.00      0.14       264,733.33        360          685          88.30
3.000..............     12           3,529,400.00      0.62       294,116.67        360          675          81.38
3.055..............      2             474,000.00      0.08       237,000.00        360          713          87.82
3.200..............      1             194,750.00      0.03       194,750.00        360          665          95.00
3.205..............      1             147,600.00      0.03       147,600.00        360          759          94.99
3.220..............      1             154,850.00      0.03       154,850.00        360          669          95.00
3.235..............      1             298,000.00      0.05       298,000.00        360          699          93.13
3.245..............      1             270,750.00      0.05       270,750.00        360          684          95.00
3.250..............     10           3,203,837.10      0.57       320,383.71        360          734          77.88
3.345..............      1             186,200.00      0.03       186,200.00        360          754          95.00
3.350..............      1             265,500.00      0.05       265,500.00        360          717          90.00
3.360..............      1             332,540.68      0.06       332,540.68        359          723          90.00
3.385..............      1             283,430.00      0.05       283,430.00        360          751          95.00

                                                                                  WEIGHTED                   WEIGHTED
                                                    PERCENT OF     AVERAGE        AVERAGE                    AVERAGE
                      NUMBER        AGGREGATE        MORTGAGE     PRINCIPAL      REMAINING     WEIGHTED      ORIGINAL
                        OF          PRINCIPAL        LOANS IN      BALANCE        TERM TO      AVERAGE       LOAN-TO-
CURRENT              MORTGAGE        BALANCE           LOAN      OUTSTANDING      MATURITY       FICO      VALUE RATIO
MORTGAGE RATE (%)     LOANS        OUTSTANDING       GROUP 1         ($)          (MONTHS)   CREDIT SCORE      (%)
----------------     --------     -------------     ----------   -----------     ---------   ------------  -----------
3.395..............      2           341,667.00        0.06       170,833.50        360           687         95.00
3.500..............      1           157,050.00        0.03       157,050.00        360           652         90.00
3.540..............      1           324,510.50        0.06       324,510.50        359           623         81.25
3.575..............      1           158,649.00        0.03       158,649.00        360           667         95.00
3.595..............      1           191,800.00        0.03       191,800.00        360           699         94.96
3.705..............      1           145,800.00        0.03       145,800.00        360           707         90.00
3.720..............      1           266,000.00        0.05       266,000.00        360           630         95.00
3.735..............      1           240,300.00        0.04       240,300.00        360           741         90.00
3.750..............      2           277,400.00        0.05       138,700.00        360           635         86.20
3.930..............      2           404,110.37        0.07       202,055.19        360           637         88.11
3.995..............      1           270,273.32        0.05       270,273.32        359           666         95.00
4.000..............      1           209,018.40        0.04       209,018.40        359           679         80.00
4.145..............      1           312,133.12        0.06       312,133.12        359           697         95.00
4.250..............      1           208,617.18        0.04       208,617.18        359           643         95.00
5.375..............      3         1,752,264.26        0.31       584,088.09        359           711         72.43
5.710..............      1            94,337.83        0.02        94,337.83        359           775         90.00
5.750..............      1           287,944.18        0.05       287,944.18        359           755         80.00
6.000..............      5         3,077,059.53        0.54       615,411.91        359           695         77.25
6.125..............     12         6,878,940.68        1.21       573,245.06        358           684         68.67
6.250..............     11         5,927,840.19        1.05       538,894.56        359           707         74.05
6.375..............      7         3,225,752.65        0.57       460,821.81        358           696         75.16
6.425..............      1           396,109.35        0.07       396,109.35        358           678         90.00
6.500..............      7         3,947,729.84        0.70       563,961.41        358           714         68.02
6.520..............      1           178,738.91        0.03       178,738.91        359           689         95.00
6.550..............      1           526,700.14        0.09       526,700.14        358           664         90.00
6.565..............      1           265,091.21        0.05       265,091.21        359           664         90.00
6.625..............     13         5,803,621.56        1.02       446,432.43        359           699         72.68
6.660..............      1           251,636.91        0.04       251,636.91        359           685         90.00
6.670..............      1           363,938.78        0.06       363,938.78        359           698         90.00
6.750..............     23        13,773,596.42        2.43       598,852.02        359           719         72.23
6.815..............      1            92,709.57        0.02        92,709.57        358           665         90.00
6.840..............      1           240,837.01        0.04       240,837.01        359           726         90.17
6.855..............      1           200,285.23        0.04       200,285.23        358           713         90.00
6.875..............     60        31,308,247.36        5.53       521,804.12        359           703         72.46
6.940..............      1           126,047.36        0.02       126,047.36        358           674         90.00
6.980..............      1           211,174.36        0.04       211,174.36        359           681         90.00
7.000..............     17         7,475,145.64        1.32       439,714.45        356           691         73.90
7.085..............      1           350,323.21        0.06       350,323.21        359           724         90.00
7.105..............      1           396,929.92        0.07       396,929.92        357           673         90.00
7.125..............     12         4,990,799.55        0.88       415,899.96        357           694         75.60
7.190..............      2           701,730.35        0.12       350,865.18        358           706         90.00
7.250..............     39        17,871,627.95        3.15       458,246.87        358           696         74.37
7.265..............      1           282,155.25        0.05       282,155.25        359           703         90.00
7.330..............      1           297,461.77        0.05       297,461.77        359           732         95.04
7.340..............      1           407,210.48        0.07       407,210.48        356           676         90.00
7.375..............     29        12,875,577.71        2.27       443,985.44        358           712         74.50
7.385..............      1           379,401.96        0.07       379,401.96        359           702         83.52
7.395..............      1           212,564.68        0.04       212,564.68        357           683         95.00
7.420..............      1           247,614.72        0.04       247,614.72        358           684         89.96
7.430..............      1           489,808.88        0.09       489,808.88        359           648         90.00
7.485..............      1           161,064.60        0.03       161,064.60        354           668         90.00
7.495..............      1           353,630.29        0.06       353,630.29        359           629         84.98
7.500..............     36        14,874,297.77        2.63       413,174.94        359           697         71.01
7.590..............      1           400,252.32        0.07       400,252.32        357           648         86.98
7.605..............      1           175,391.34        0.03       175,391.34        357           650         90.00
7.610..............      1           225,694.16        0.04       225,694.16        357           745         90.00
7.625..............     39        14,924,846.33        2.63       382,688.37        358           702         73.66
7.665..............      1           357,194.55        0.06       357,194.55        358           650         83.02
7.730..............      1           261,387.98        0.05       261,387.98        357           664         90.00
7.750..............     75        28,431,737.72        5.02       379,089.84        359           707         77.55
7.805..............      1           227,905.55        0.04       227,905.55        359           625         89.51
7.860..............      3           871,846.73        0.15       290,615.58        358           713         90.00
7.875..............      2           393,248.69        0.07       196,624.35        358           678         86.21

                                                                                  WEIGHTED                   WEIGHTED
                                                    PERCENT OF     AVERAGE        AVERAGE                    AVERAGE
                      NUMBER        AGGREGATE        MORTGAGE     PRINCIPAL      REMAINING     WEIGHTED      ORIGINAL
                        OF          PRINCIPAL        LOANS IN      BALANCE        TERM TO      AVERAGE       LOAN-TO-
CURRENT              MORTGAGE        BALANCE           LOAN      OUTSTANDING      MATURITY   FICO CREDIT    VALUE RATIO
MORTGAGE RATE (%)     LOANS        OUTSTANDING       GROUP 1         ($)          (MONTHS)      SCORE          (%)
-------------------  --------   -----------------   ----------   -----------     ---------   ------------   -----------
7.890..............       1            169,205.77       0.03      169,205.77        359           630          89.19
7.930..............       1            364,778.55       0.06      364,778.55        358           700          90.00
7.975..............       1            370,265.74       0.07      370,265.74        359           627          90.00
7.985..............       2            457,604.56       0.08      228,802.28        356           677          91.24
7.995..............       1            180,577.87       0.03      180,577.87        357           762          90.00
8.000..............       1            536,080.04       0.09      536,080.04        358           675          80.00
8.005..............       1            126,070.59       0.02      126,070.59        358           625          90.00
8.015..............       1            368,468.34       0.07      368,468.34        359           653          86.21
8.125..............       3            459,812.58       0.08      153,270.86        358           648          83.30
8.230..............       1            225,239.90       0.04      225,239.90        358           699          90.00
8.315..............       2            360,274.90       0.06      180,137.45        358           667          89.99
8.485..............       1             61,245.31       0.01       61,245.31        357           701          90.00
    Total..........   -----     -----------------     ------
                      1,194     $  566,618,586.05     100.00%
                      =====     =================     ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 (as so adjusted) is expected to be approximately 3.404% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 is expected to be approximately 3.439% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                 WEIGHTED                 WEIGHTED
                                                           PERCENT OF      AVERAGE   WEIGHTED    AVERAGE                  AVERAGE
RANGE OF                        NUMBER       AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   REMAINING    WEIGHTED     ORIGINAL
CURRENT MORTGAGE                  OF         PRINCIPAL      LOANS IN      BALANCE     CURRENT    TERM TO     AVERAGE      LOAN-TO-
LOAN PRINCIPAL                 MORTGAGE       BALANCE         LOAN      OUTSTANDING  MORTGAGE    MATURITY      FICO      VALUE RATIO
BALANCES ($)                    LOANS       OUTSTANDING     GROUP 1         ($)       RATE (%)   (MONTHS)  CREDIT SCORE      (%)
----------------               --------  ----------------  ----------  ------------  ---------  ---------  ------------  -----------
        0.01 -    50,000.00..       2    $      63,000.54     0.01%      31,500.27     4.083       359          652         76.45
   50,000.01 -   100,000.00..      29        2,238,747.96     0.40       77,198.21     5.042       359          687         77.55
  100,000.01 -   150,000.00..      67        8,458,220.18     1.49      126,242.09     3.788       359          701         77.23
  150,000.01 -   200,000.00..      97       17,493,230.46     3.09      180,342.58     4.391       359          689         78.13
  200,000.01 -   250,000.00..      79       17,884,074.31     3.16      226,380.69     4.619       359          682         79.40
  250,000.01 -   300,000.00..     116       31,919,942.33     5.63      275,171.92     4.632       359          680         78.90
  300,000.01 -   350,000.00..      92       29,724,260.98     5.25      323,089.79     4.457       359          684         78.35
  350,000.01 -   400,000.00..      96       36,495,277.70     6.44      380,159.14     4.159       359          680         77.56
  400,000.01 -   450,000.00..      83       35,810,181.73     6.32      431,447.97     3.947       359          699         76.10
  450,000.01 -   500,000.00..     108       51,573,416.06     9.10      477,531.63     3.156       360          708         76.33
  500,000.01 -   550,000.00..      76       39,751,496.88     7.02      523,046.01     2.710       360          712         75.20
  550,000.01 -   600,000.00..      57       32,567,178.90     5.75      571,354.02     2.750       360          704         75.13
  600,000.01 -   650,000.00..      75       47,418,162.47     8.37      632,242.17     3.432       359          709         74.37
  650,000.01 -   700,000.00..      22       14,857,086.27     2.62      675,322.10     3.857       359          710         73.16
  700,000.01 -   750,000.00..      31       22,561,933.85     3.98      727,804.32     2.529       360          706         71.13
  750,000.01 - 1,000,000.00..      95       84,835,146.38    14.97      893,001.54     3.121       359          711         70.25
1,000,000.01 - 1,500,000.00..      60       77,058,506.93    13.60    1,284,308.45     2.682       359          706         66.89
1,500,000.01 - 2,000,000.00..       9       15,908,722.12     2.81    1,767,635.79     4.007       359          715         69.89
    Total....................   -----    ----------------   ------
                                1,194    $ 566,618,586.05   100.00%
                                =====    ================   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 is approximately $474,555.

                              FICO CREDIT SCORES(1)

                                                                                         WEIGHTED                 WEIGHTED
                                                   PERCENT OF     AVERAGE    WEIGHTED    AVERAGE                  AVERAGE
RANGE OF               NUMBER        AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   REMAINING    WEIGHTED     ORIGINAL
FICO                     OF          PRINCIPAL      LOANS IN      BALANCE     CURRENT    TERM TO     AVERAGE      LOAN-TO-
CREDIT                MORTGAGE        BALANCE         LOAN      OUTSTANDING  MORTGAGE    MATURITY      FICO      VALUE RATIO
SCORES                 LOANS        OUTSTANDING     GROUP 1         ($)       RATE (%)   (MONTHS)  CREDIT SCORE      (%)
--------             ---------  -----------------  ----------  ------------  ---------  ---------  ------------  -----------
581-600.........           2    $      567,073.30      0.10%    283,536.65     7.312       358          596         76.32
601-620.........          23         9,309,730.43      1.64     404,770.89     2.092       360          616         66.48
621-640.........         105        37,482,033.82      6.62     356,971.75     3.476       360          631         74.74
641-660.........         146        57,728,841.59     10.19     395,403.02     3.728       359          652         75.52
661-680.........         213        91,380,913.49     16.13     429,018.37     3.584       359          671         74.17
681-700.........         206       104,341,283.91     18.41     506,511.09     3.340       359          690         74.17
701-720.........         144        81,147,799.41     14.32     563,526.38     3.334       359          709         74.20
721-740.........         116        60,169,946.00     10.62     518,706.43     3.714       359          730         73.92
741-760.........         114        55,954,133.85      9.88     490,825.74     3.131       359          750         72.90
761-780.........          76        43,515,426.46      7.68     572,571.40     3.508       359          770         72.28
781-800.........          31        15,966,636.16      2.82     515,052.78     3.950       359          788         73.71
801-820.........          16         8,618,248.16      1.52     538,640.51     1.895       360          806         68.98
Not Available...           2           436,519.47      0.08     218,259.74     5.676       358          N/A         76.13
    Total.......       -----    -----------------    ------
                       1,194    $  566,618,586.05    100.00%
                       =====    =================    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 is approximately 702.

                             DOCUMENTATION PROGRAMS

                                                                                                 WEIGHTED                 WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED    AVERAGE                  AVERAGE
                               NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE   REMAINING    WEIGHTED     ORIGINAL
                                 OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT    TERM TO     AVERAGE      LOAN-TO-
DOCUMENTATION                 MORTGAGE       BALANCE         LOAN      OUTSTANDING  MORTGAGE    MATURITY      FICO       VALUE RATIO
PROGRAMS                       LOANS       OUTSTANDING      GROUP 1         ($)       RATE (%)   (MONTHS)  CREDIT SCORE      (%)
-------------                 --------  -----------------  ----------  ------------  ---------  ---------  ------------  -----------
CLUES Plus..................       3    $      915,950.00      0.16%    305,316.67     2.562        360         679         73.93
Full/Alternative............     183        74,450,066.27     13.14     406,830.96     4.267        359         693         75.82
Reduced.....................     855       432,069,265.40     76.25     505,344.17     3.273        359         702         73.65
Stated Income/Stated Asset..     153        59,183,304.38     10.44     386,818.98     3.629        359         709         72.73
    Total...................   -----    -----------------    ------
                               1,194    $  566,618,586.05    100.00%
                               =====    =================    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)


                                                                                            WEIGHTED
                                                      PERCENT OF     AVERAGE    WEIGHTED    AVERAGE                   WEIGHTED
                          NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE   REMAINING    WEIGHTED       AVERAGE
RANGE OF ORIGINAL           OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT    TERM TO     AVERAGE        ORIGINAL
LOAN-TO-VALUE            MORTGAGE       BALANCE         LOAN      OUTSTANDING  MORTGAGE    MATURITY      FICO       LOAN-TO-VALUE
RATIOS (%)                LOANS       OUTSTANDING      GROUP 1         ($)       RATE (%)   (MONTHS)  CREDIT SCORE     RATIO (%)
-----------------        --------  -----------------  ----------  ------------  ---------  ---------  ------------  -------------
50.00 or Less....           29     $   17,337,647.87      3.06%    597,849.93     1.994       360          692           43.10
50.01 to 55.00...           17         11,432,782.94      2.02     672,516.64     4.212       359          703           52.77
55.01 to 60.00...           43         31,083,871.12      5.49     722,880.72     2.833       359          714           57.73
60.01 to 65.00...           47         29,655,276.45      5.23     630,963.33     3.880       359          703           63.29
65.01 to 70.00...          147         84,188,446.60     14.86     572,710.52     3.010       359          707           69.08
70.01 to 75.00...          208        116,956,034.83     20.64     562,288.63     3.292       359          701           74.29
75.01 to 80.00...          570        243,175,760.37     42.92     426,624.14     3.418       359          701           79.68
80.01 to 85.00...           14          3,895,613.96      0.69     278,258.14     5.015       359          681           83.95
85.01 to 90.00...           99         24,499,533.83      4.32     247,470.04     6.128       359          683           89.55
90.01 to 95.00...           19          4,096,156.31      0.72     215,587.17     5.160       359          691           94.50
95.01 to 100.00..            1            297,461.77      0.05     297,461.77     8.250       359          732           95.04
    Total........        -----     -----------------    ------
                         1,194     $  566,618,586.05    100.00%
                         =====     =================    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 73.84%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                            WEIGHTED
                                                      PERCENT OF     AVERAGE    WEIGHTED    AVERAGE                   WEIGHTED
                          NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE   REMAINING    WEIGHTED       AVERAGE
                            OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT    TERM TO     AVERAGE        ORIGINAL
                         MORTGAGE       BALANCE         LOAN      OUTSTANDING  MORTGAGE    MATURITY      FICO       LOAN-TO-VALUE
STATE                     LOANS       OUTSTANDING      GROUP 1         ($)       RATE (%)   (MONTHS)  CREDIT SCORE     RATIO (%)
-----                    --------  -----------------  ----------  ------------  ---------  ---------  ------------  -------------
Alabama...............       2     $      537,760.00      0.09%     268,880.00    1.859       360          642          80.00
Alaska................       2            990,837.01      0.17      495,418.51    2.701       360          765          70.86
Arizona...............      31         13,251,812.49      2.34      427,477.82    4.716       359          703          72.56
Arkansas..............       2            259,245.31      0.05      129,622.66    4.865       359          683          90.00
California............     510        276,322,739.94     48.77      541,809.29    3.345       359          700          73.50
Colorado..............      14          4,709,676.31      0.83      336,405.45    3.155       360          695          68.74
Connecticut...........      10          7,282,207.50      1.29      728,220.75    3.491       360          678          61.18
Delaware..............       1          1,000,000.00      0.18    1,000,000.00    1.000       360          711          80.00
District Of Columbia..       4          2,178,194.19      0.38      544,548.55    3.743       359          702          73.54
Florida...............     206         81,104,357.98     14.31      393,710.48    3.725       359          702          75.44
Georgia...............      10          2,550,380.43      0.45      255,038.04    4.580       359          721          70.06
Hawaii................       8          4,268,842.86      0.75      533,605.36    2.531       360          719          78.40
Idaho.................       6          1,779,698.31      0.31      296,616.39    2.585       360          731          76.75
Illinois..............      38         23,008,013.22      4.06      605,474.03    2.087       360          722          72.49
Indiana...............       1            143,810.37      0.03      143,810.37    4.500       359          641          90.00
Iowa..................       1            195,568.56      0.03      195,568.56    7.000       359          707          80.00
Kentucky..............       3            405,309.57      0.07      135,103.19    4.061       360          687          85.71
Maryland..............      21          9,877,934.93      1.74      470,377.85    4.001       359          677          75.79
Massachusetts.........      22          9,132,216.00      1.61      415,100.73    3.554       359          691          76.22
Michigan..............       9          4,040,199.36      0.71      448,911.04    4.437       359          695          72.81
Minnesota.............       8          1,964,640.78      0.35      245,580.10    2.975       360          677          80.55
Missouri..............       3            829,655.79      0.15      276,551.93    3.509       360          703          83.49
Nevada................      75         34,999,060.06      6.18      466,654.13    3.770       359          708          73.77
New Jersey............      39         17,897,641.25      3.16      458,913.88    4.060       359          690          74.75
New Mexico............       3          2,154,581.16      0.38      718,193.72    2.702       360          741          60.59
New York..............      34         18,364,024.72      3.24      540,118.37    2.722       360          707          69.87
North Carolina........       6          2,351,889.56      0.42      391,981.59    5.433       359          742          74.63
North Dakota..........       1             62,300.00      0.01       62,300.00    1.500       360          664          70.00
Ohio..................       8          1,746,412.24      0.31      218,301.53    2.895       360          692          76.93
Oklahoma..............       3          1,209,185.84      0.21      403,061.95    2.339       359          722          78.36
Oregon................      13          6,730,877.90      1.19      517,759.84    2.080       360          710          77.54
Pennsylvania..........      11          2,654,859.13      0.47      241,350.83    3.693       359          697          81.04
Rhode Island..........       3            881,971.81      0.16      293,990.60    1.319       359          688          66.33
South Carolina........       2            326,337.83      0.06      163,168.92    2.590       360          713          82.89
South Dakota..........       1            192,000.00      0.03      192,000.00    1.000       360          699          80.00
Tennessee.............       3            334,051.70      0.06      111,350.57    6.194       359          706          77.17
Texas.................      13          2,590,879.97      0.46      199,298.46    2.791       360          706          78.96
Utah..................       8          3,406,179.58      0.60      425,772.45    2.165       360          728          78.81
Virginia..............      37         17,348,554.07      3.06      468,879.84    4.503       359          704          75.12
Washington............      22          7,534,678.32      1.33      342,485.38    3.475       359          674          76.06
    Total.............   -----     -----------------    ------
                         1,194     $  566,618,586.05    100.00%
                         =====     =================    ======

----------
(1) As of the cut-off date, no more than approximately 0.679% of the Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE


                                                                                            WEIGHTED
                                                        PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                      WEIGHTED
                            NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL   AVERAGE   REMAINING     WEIGHTED        AVERAGE
                              OF         PRINCIPAL       LOANS IN     BALANCE    CURRENT    TERM TO       AVERAGE        ORIGINAL
                           MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY    FICO CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                LOANS       OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)       SCORE        RATIO (%)
--------------             --------   ----------------  ----------  -----------  --------  ----------   -----------   --------------
Refinance (cash-out)....       520    $ 236,057,684.43     41.66%    453,957.09    3.763       359          694            72.26
Purchase................       508      238,034,490.50     42.01     468,571.83    3.411       359          711            76.20
Refinance (rate/term)...       166       92,526,411.12     16.33     557,388.02    2.688       360          698            71.79
   Total................     -----    ----------------    ------
                             1,194    $ 566,618,586.05    100.00%
                             =====    ================    ======


                         TYPES OF MORTGAGED PROPERTIES

                                                                                                   WEIGHTED              WEIGHTED
                                                            PERCENT OF     AVERAGE      WEIGHTED    AVERAGE   WEIGHTED    AVERAGE
                                 NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    REMAINING  AVERAGE    ORIGINAL
                                  OF         PRINCIPAL       LOANS IN      BALANCE      CURRENT     TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE          LOAN      OUTSTANDING    MORTGAGE   MATURITY    CREDIT   VALUE RATIO
PROPERTY TYPE                    LOANS      OUTSTANDING       GROUP 1        ($)        RATE (%)   (MONTHS)    SCORE        (%)
---------------                ---------  ----------------   ---------   ------------   ---------  ---------  -------   ----------
2-4 Family Residence......          79    $  32,120,861.37       5.67%    406,593.18      3.705        359       703        74.72
Cooperative...............           2          377,259.15       0.07     188,629.58      7.346        358       656        77.10
Hi-rise Condominium.......          40       23,701,125.65       4.18     592,528.14      2.989        360       721        73.62
Low-rise Condominium......         144       46,316,956.19       8.17     321,645.53      3.853        359       704        77.56
Planned Unit Development..         278      140,982,508.29      24.88     507,131.32      3.683        359       701        73.85
Single Family Residence...         651      323,119,875.40      57.03     496,343.89      3.276        359       700        73.23
                                 -----    ----------------     ------
   Total..................       1,194    $ 566,618,586.05     100.00%
                                 =====    ================     ======

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                      PERCENT OF      AVERAGE      WEIGHTED    AVERAGE                    WEIGHTED
                           NUMBER      AGGREGATE       MORTGAGE      PRINCIPAL      AVERAGE   REMAINING    WEIGHTED       AVERAGE
                            OF         PRINCIPAL       LOANS IN       BALANCE       CURRENT    TERM TO      AVERAGE       ORIGINAL
                          MORTGAGE      BALANCE          LOAN       OUTSTANDING    MORTGAGE    MATURITY   FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE             LOANS      OUTSTANDING       GROUP 1         ($)        RATE (%)    (MONTHS)     SCORE         RATIO (%)
---------------------     --------  ----------------  -----------  -------------  ----------  ----------  -----------  -------------
Investment Property.....      223   $  75,187,700.56      13.27%     337,164.58      3.828        359        712            72.97
Primary Residence.......      870     444,745,383.43      78.49      511,201.59      3.401        359        698            73.88
Secondary Residence.....      101      46,685,502.06       8.24      462,232.69      3.177        359        715            74.83
                            -----   ----------------     ------
   Total................    1,194   $ 566,618,586.05     100.00%
                            =====   ================     ======

-----------------------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                                 WEIGHTED
                                                              PERCENT OF     AVERAGE     WEIGHTED   WEIGHTED      AVERAGE
                                   NUMBER      AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    AVERAGE     ORIGINAL
                                    OF         PRINCIPAL       LOANS IN      BALANCE      CURRENT     FICO       LOAN-TO-
REMAINING TERM                    MORTGAGE      BALANCE          LOAN      OUTSTANDING   MORTGAGE    CREDIT    VALUE  RATIO
TO MATURITY (MONTHS)               LOANS      OUTSTANDING       GROUP 1        ($)        RATE (%)    SCORE         (%)
--------------------------        --------  ----------------  -----------  ------------  ---------  ---------  ------------
360.......................            689   $ 345,177,288.00     60.92%      500,983.00    1.490        700        73.43
359.......................            354     154,993,004.02     27.35       437,833.34    6.275        704        74.31
358.......................             81      33,904,311.08      5.98       418,571.74    6.609        704        74.91
357.......................             44      17,053,884.72      3.01       387,588.29    7.497        703        77.02
356.......................             12       7,655,763.12      1.35       637,980.26    6.897        698        72.65
355.......................              5       3,326,480.35      0.59       665,296.07    7.085        719        72.53
354.......................              4       3,107,680.12      0.55       776,920.03    7.452        739        68.03
353.......................              3         804,174.91      0.14       268,058.30    7.409        694        82.93
352.......................              2         595,999.73      0.11       297,999.87    7.235        688        76.56
                                  -------   ----------------  --------
   Total........................    1,194   $ 566,618,586.05    100.00%
                                  =======   ================  ========

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 is approximately 359 months.

                                                GROSS MARGINS(1)

                                                                                          WEIGHTED
                                               PERCENT OF     AVERAGE        WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER       AGGREGATE        MORTGAGE      PRINCIPAL      AVERAGE     REMAINING      WEIGHTED       AVERAGE
                    OF         PRINCIPAL        LOANS IN      BALANCE       CURRENT       TERM TO      AVERAGE        ORIGINAL
GROSS             MORTGAGE     BALANCE             LOAN      OUTSTANDING      MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
MARGIN (%)         LOANS      OUTSTANDING        GROUP 1         ($)         RATE (%)     (MONTHS)      SCORE          RATIO (%)
-----------       --------   -------------     ----------   -------------   ----------   ----------  ------------   -------------
1.050.........           1      632,000.00        0.11%       632,000.00      1.000         360          711            80.00
1.150.........           1       68,400.00        0.01         68,400.00      3.750         360          649            90.00
1.550.........           1    1,036,000.00        0.18      1,036,000.00      1.000         360          626            64.95
1.725.........           3      982,452.08        0.17        327,484.03      1.966         360          687            57.91
1.775.........           2    1,212,100.00        0.21        606,050.00      1.147         360          751            70.99
1.850.........           1      558,767.33        0.10        558,767.33      6.250         359          744            80.00
1.900.........           2    1,334,196.44        0.24        667,098.22      2.899         360          721            66.38
1.925.........           3    1,388,049.93        0.24        462,683.31      5.511         358          697            70.44
1.975.........           1    1,293,750.00        0.23      1,293,750.00      1.000         360          712            75.00
2.000.........           3    1,442,700.00        0.25        480,900.00      1.638         360          722            79.15
2.025.........           1      517,476.81        0.09        517,476.81      6.375         356          712            80.00
2.050.........           4    2,111,316.52        0.37        527,829.13      1.995         360          698            75.83
2.075.........           1      702,143.55        0.12        702,143.55      6.500         356          788            58.33
2.150.........           2      711,960.00        0.13        355,980.00      1.497         360          664            77.93
2.225.........           1      209,000.00        0.04        209,000.00      1.000         360          635            45.43
2.250.........           3    1,515,380.11        0.27        505,126.70      4.186         359          738            69.62
2.275.........           3    1,990,878.41        0.35        663,626.14      1.966         360          686            79.15
2.300.........           4    3,051,094.18        0.54        762,773.55      1.448         360          738            68.23
2.350.........           1      658,427.18        0.12        658,427.18      6.750         359          771            80.00
2.375.........           2      440,300.00        0.08        220,150.00      3.069         360          675            79.77
2.400.........           8    5,654,800.00        1.00        706,850.00      1.088         360          734            69.78
2.450.........           1      192,384.60        0.03        192,384.60      6.875         357          682            80.00
2.475.........          10    4,840,071.69        0.85        484,007.17      3.884         359          743            70.59
2.500.........          13    9,368,314.34        1.65        720,639.56      2.946         360          713            71.48
2.525.........           2      717,109.87        0.13        358,554.94      6.388         359          667            76.91
2.575.........           3    2,257,100.00        0.40        752,366.67      1.000         360          735            71.35
2.600.........          23   10,842,751.09        1.91        471,423.96      3.584         359          700            74.09
2.625.........           1    1,187,131.34        0.21      1,187,131.34      7.000         355          772            70.00
2.650.........          29   20,549,578.62        3.63        708,606.16      2.704         359          696            72.88
2.675.........           7    2,186,628.14        0.39        312,375.45      4.288         359          685            74.16
2.700.........           1      438,951.46        0.08        438,951.46      7.125         355          688            80.00
2.725.........           5    3,064,031.49        0.54        612,806.30      7.125         356          697            73.05
2.750.........          16    4,683,729.40        0.83        292,733.09      3.547         359          707            72.25
2.775.........           9    6,166,329.52        1.09        685,147.72      1.228         360          700            65.88
2.800.........          26   18,255,853.65        3.22        702,148.22      2.374         360          709            73.46
2.825.........          22    6,647,568.45        1.17        302,162.20      3.907         359          671            72.53

                                                                                          WEIGHTED
                                               PERCENT OF      AVERAGE       WEIGHTED     AVERAGE                      WEIGHTED
                   NUMBER      AGGREGATE        MORTGAGE      PRINCIPAL      AVERAGE     REMAINING      WEIGHTED       AVERAGE
                     OF        PRINCIPAL        LOANS IN       BALANCE       CURRENT      TERM TO       AVERAGE       ORIGINAL
GROSS             MORTGAGE      BALANCE           LOAN       OUTSTANDING     MORTGAGE    MATURITY     FICO CREDIT   LOAN-TO-VALUE
MARGIN (%)         LOANS      OUTSTANDING       GROUP 1          ($)         RATE (%)     (MONTHS)       SCORE        RATIO (%)
--------------    --------  ---------------  -------------  --------------  ----------  -----------  -------------  -------------
2.850.........          32   16,293,274.47        2.88        509,164.83      6.119         359          699            73.82
2.875.........           3    1,392,977.78        0.25        464,325.93      7.250         358          709            67.61
2.900.........          33   15,516,093.37        2.74        470,184.65      1.821         360          711            68.34
2.950.........          29   17,804,277.61        3.14        613,940.61      2.897         359          709            72.99
2.975.........          20    9,191,613.19        1.62        459,580.66      5.295         359          714            75.36
3.000.........           8    2,955,840.43        0.52        369,480.05      5.646         358          714            73.04
3.025.........          17    7,664,878.81        1.35        450,875.22      3.179         360          703            73.57
3.050.........          12    5,072,888.42        0.90        422,740.70      2.159         359          743            73.59
3.075.........           2      947,977.67        0.17        473,988.84      3.483         360          705            73.44
3.100.........          48   22,852,479.47        4.03        476,093.32      4.487         359          703            71.74
3.125.........           6    3,539,567.85        0.62        589,927.98      5.207         359          702            66.00
3.150.........          43   14,425,977.36        2.55        335,487.85      3.648         360          682            75.44
3.175.........           1      291,527.41        0.05        291,527.41      7.500         358          687            72.10
3.200.........           4    3,076,589.18        0.54        769,147.30      2.476         359          737            70.91
3.225.........          46   16,824,673.44        2.97        365,753.77      5.145         359          700            76.52
3.250.........          46   26,227,817.69        4.63        570,169.95      4.606         359          707            70.92
3.275.........          19    9,779,877.21        1.73        514,730.38      2.651         360          692            76.18
3.300.........           1       92,709.57        0.02         92,709.57      7.625         358          665            90.00
3.325.........           5    1,771,947.19        0.31        354,389.44      7.262         358          712            77.25
3.326.........           1      660,000.00        0.12        660,000.00      1.000         360          733            75.00
3.350.........          97   35,445,431.05        6.26        365,416.81      4.223         359          691            75.85
3.375.........           5    1,540,579.62        0.27        308,115.92      4.115         359          729            81.15
3.400.........         296  149,132,238.75       26.32        503,825.13      2.852         360          696            73.58
3.425.........           2    1,394,581.58        0.25        697,290.79      7.252         357          703            80.00
3.450.........           7    2,984,468.23        0.53        426,352.60      4.256         359          675            80.61
3.475.........           3    1,035,075.44        0.18        345,025.15      7.656         358          696            83.88
3.500.........          19    9,238,763.67        1.63        486,250.72      1.859         360          737            74.22
3.525.........           3    1,044,700.00        0.18        348,233.33      2.203         360          661            77.60
3.550.........           2      923,090.34        0.16        461,545.17      4.427         359          671            77.86
3.575.........           5    1,414,468.50        0.25        282,893.70      3.445         360          655            90.00
3.600.........           1      194,750.00        0.03        194,750.00      4.000         360          665            95.00
3.625.........           7    2,353,700.48        0.42        336,242.93      3.803         359          677            76.40
3.650.........           9    5,049,441.23        0.89        561,049.03      1.872         359          705            66.82
3.675.........           2      602,550.00        0.11        301,275.00      2.700         360          650            83.85
3.700.........           1      303,383.03        0.05        303,383.03      8.125         359          647            80.00
3.725.........           2      697,430.29        0.12        348,715.15      5.907         359          644            87.45
3.750.........           1      121,500.00        0.02        121,500.00      3.000         360          801            90.00
3.775.........           3      439,859.55        0.08        146,619.85      5.548         359          715            93.12
3.800.........          51   33,966,480.84        5.99        666,009.43      2.003         360          710            70.84
3.875.........           1      265,091.21        0.05        265,091.21      7.375         359          664            90.00
3.900.........           2      743,810.48        0.13        371,905.24      5.874         358          711            90.00
3.925.........           1      316,000.00        0.06        316,000.00      2.250         360          631            80.00
3.950.........           2      701,064.60        0.12        350,532.30      4.427         359          662            90.00
3.975.........           2      434,864.68        0.08        217,432.34      5.563         359          692            92.44
4.000.........           1      324,510.50        0.06        324,510.50      3.750         359          623            81.25
4.025.........           5    1,038,650.89        0.18        207,730.18      5.647         359          694            92.09
4.050.........           7    3,081,273.32        0.54        440,181.90      2.930         360          693            77.52
4.100.........           1      170,000.00        0.03        170,000.00      3.250         360          704            85.00
4.150.........           5    1,363,601.09        0.24        272,720.22      8.500         358          691            89.28
4.175.........           2      453,187.98        0.08        226,593.99      6.754         358          679            92.10
4.200.........           3      805,194.58        0.14        268,398.19      6.555         359          710            90.00
4.225.........           1      158,649.00        0.03        158,649.00      4.375         360          667            95.00
4.250.........           1      178,738.91        0.03        178,738.91      7.750         359          689            95.00
4.275.........           3      757,450.00        0.13        252,483.33      3.625         360          715            88.63
4.325.........           6    1,803,612.96        0.32        300,602.16      7.558         358          679            89.33
4.350.........           4    1,259,296.81        0.22        314,824.20      7.719         359          718            90.00
4.375.........           1      143,810.37        0.03        143,810.37      4.500         359          641            90.00
4.400.........           4    1,016,828.38        0.18        254,207.10      6.155         359          694            91.31
4.475.........           3      517,096.09        0.09        172,365.36      5.681         358          719            89.36
4.500.........           3      820,521.12        0.14        273,507.04      3.953         359          692            90.00
4.525.........           6    1,185,039.25        0.21        197,506.54      7.503         359          701            90.82
4.550.........           1      269,584.29        0.05        269,584.29      8.000         359          670            90.00
4.575.........           7    2,200,958.85        0.39        314,422.69      6.010         359          682            90.34

                                                                                          WEIGHTED
                                              PERCENT OF       AVERAGE       WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER      AGGREGATE        MORTGAGE       PRINCIPAL      AVERAGE     REMAINING     WEIGHTED        AVERAGE
                    OF        PRINCIPAL        LOANS IN        BALANCE       CURRENT      TERM TO      AVERAGE        ORIGINAL
GROSS            MORTGAGE      BALANCE           LOAN        OUTSTANDING    MORTGAGE      MATURITY    FICO CREDIT   LOAN-TO-VALUE
MARGIN (%)        LOANS      OUTSTANDING        GROUP 1          ($)         RATE (%)     (MONTHS)      SCORE         RATIO (%)
------------     --------  ---------------   ------------   -------------   ---------   -----------  ------------   -------------
4.600.........          1       178,200.00        0.03        178,200.00      3.750         360          674            89.55
4.650.........          3       724,239.90        0.13        241,413.30      5.383         359          686            88.13
4.700.........          2       364,500.00        0.06        182,250.00      3.750         360          686            90.00
4.725.........          4     1,099,008.98        0.19        274,752.25      9.125         359          649            88.73
4.775.........          2       487,461.77        0.09        243,730.89      6.740         359          713            95.02
4.825.........          1       270,000.00        0.05        270,000.00      3.750         360          696            90.00
5.300.........          1       312,133.12        0.06        312,133.12      5.125         359          697            95.00
                 --------  ---------------      ------
   Total......      1,194  $566,618,586.05      100.00%
                 ========  ===============      ======

---------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 was approximately 3.188%.

                             MAXIMUM MORTGAGE RATES

                                                                                         WEIGHTED
                                               PERCENT OF    AVERAGE      WEIGHTED        AVERAGE                      WEIGHTED
                  NUMBER       AGGREGATE        MORTGAGE     PRINCIPAL     AVERAGE       REMAINING      WEIGHTED        AVERAGE
MAXIMUM             OF         PRINCIPAL        LOANS IN     BALANCE       CURRENT        TERM TO       AVERAGE        ORIGINAL
MORTGAGE         MORTGAGE       BALANCE           LOAN      OUTSTANDING   MORTGAGE       MATURITY     FICO CREDIT    LOAN-TO-VALUE
RATE (%)           LOANS       OUTSTANDING       GROUP 1        ($)       RATE (%)       (MONTHS)        SCORE         RATIO (%)
----------       --------  ------------------  ----------  ------------  ----------     ----------    ------------   -------------
9.950.........     1,180    $ 560,941,736.46       99.00%    475,374.35       3.410          359          701            73.78
9.990.........         1          379,200.00        0.07     379,200.00       2.500          360          664            80.00
10.700........         1          247,614.72        0.04     247,614.72       8.500          358          684            89.96
10.825........         1          357,194.55        0.06     357,194.55       7.875          358          650            83.02
10.950........         3        1,457,331.32        0.26     485,777.11       4.764          359          763            71.89
11.075........         4        1,377,247.66        0.24     344,311.92       6.271          359          686            89.25
11.200........         1          419,951.62        0.07     419,951.62       6.750          358          794            63.64
11.450........         3        1,438,309.72        0.25     479,436.57       8.028          358          719            81.94
                 -------    ----------------      ------
   Total......     1,194    $ 566,618,586.05      100.00%
                 =======    ================      ======

                             MINIMUM MORTGAGE RATES

                                                                                     WEIGHTED
                                              PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                     WEIGHTED
                  NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    REMAINING     WEIGHTED        AVERAGE
MAXIMUM             OF         PRINCIPAL       LOANS IN      BALANCE      CURRENT     TERM TO       AVERAGE       ORIGINAL
MORTGAGE         MORTGAGE       BALANCE          LOAN      OUTSTANDING    MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)          LOANS       OUTSTANDING       GROUP 1        ($)        RATE (%)    (MONTHS)       SCORE        RATIO (%)
--------------   --------   ----------------  ----------   ------------   --------   ---------    -----------   -------------
1.050.........         1    $     632,000.00    0.11%        632,000.00    1.000       360          711            80.00
1.150.........         1           68,400.00    0.01          68,400.00    3.750       360          649            90.00
1.550.........         1        1,036,000.00    0.18       1,036,000.00    1.000       360          626            64.95
1.725.........         3          982,452.08    0.17         327,484.03    1.966       360          687            57.91
1.775.........         2        1,212,100.00    0.21         606,050.00    1.147       360          751            70.99
1.850.........         1          558,767.33    0.10         558,767.33    6.250       359          744            80.00
1.900.........         2        1,334,196.44    0.24         667,098.22    2.899       360          721            66.38
1.925.........         3        1,388,049.93    0.24         462,683.31    5.511       358          697            70.44
1.975.........         1        1,293,750.00    0.23       1,293,750.00    1.000       360          712            75.00
2.000.........         3        1,442,700.00    0.25         480,900.00    1.638       360          722            79.15
2.025.........         1          517,476.81    0.09         517,476.81    6.375       356          712            80.00
2.050.........         4        2,111,316.52    0.37         527,829.13    1.995       360          698            75.83
2.075.........         1          702,143.55    0.12         702,143.55    6.500       356          788            58.33
2.150.........         2          711,960.00    0.13         355,980.00    1.497       360          664            77.93
2.225.........         1          209,000.00    0.04         209,000.00    1.000       360          635            45.43
2.250.........         3        1,515,380.11    0.27         505,126.70    4.186       359          738            69.62
2.275.........         3        1,990,878.41    0.35         663,626.14    1.966       360          686            79.15
2.300.........         4        3,051,094.18    0.54         762,773.55    1.448       360          738            68.23
2.350.........         1          658,427.18    0.12         658,427.18    6.750       359          771            80.00

                                                                                     WEIGHTED
                                              PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                     WEIGHTED
                  NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    REMAINING     WEIGHTED        AVERAGE
MINIMUM             OF         PRINCIPAL       LOANS IN      BALANCE      CURRENT     TERM TO       AVERAGE       ORIGINAL
MORTGAGE         MORTGAGE       BALANCE          LOAN      OUTSTANDING    MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)          LOANS       OUTSTANDING       GROUP 1        ($)        RATE (%)    (MONTHS)       SCORE        RATIO (%)
--------------   --------   ----------------  ----------   ------------   --------   ---------    -----------   ------------
2.375.........         2          440,300.00    0.08         220,150.00    3.069       360          675            79.77
2.400.........         8        5,654,800.00    1.00         706,850.00    1.088       360          734            69.78
2.450.........         1          192,384.60    0.03         192,384.60    6.875       357          682            80.00
2.475.........        10        4,840,071.69    0.85         484,007.17    3.884       359          743            70.59
2.500.........        13        9,368,314.34    1.65         720,639.56    2.946       360          713            71.48
2.525.........         2          717,109.87    0.13         358,554.94    6.388       359          667            76.91
2.575.........         3        2,257,100.00    0.40         752,366.67    1.000       360          735            71.35
2.600.........        23       10,842,751.09    1.91         471,423.96    3.584       359          700            74.09
2.625.........         1        1,187,131.34    0.21       1,187,131.34    7.000       355          772            70.00
2.650.........        29       20,549,578.62    3.63         708,606.16    2.704       359          696            72.88
2.675.........         7        2,186,628.14    0.39         312,375.45    4.288       359          685            74.16
2.700.........         1          438,951.46    0.08         438,951.46    7.125       355          688            80.00
2.725.........         5        3,064,031.49    0.54         612,806.30    7.125       356          697            73.05
2.750.........        16        4,683,729.40    0.83         292,733.09    3.547       359          707            72.25
2.775.........         9        6,166,329.52    1.09         685,147.72    1.228       360          700            65.88
2.800.........        26       18,255,853.65    3.22         702,148.22    2.374       360          709            73.46
2.825.........        22        6,647,568.45    1.17         302,162.20    3.907       359          671            72.53
2.850.........        32       16,293,274.47    2.88         509,164.83    6.119       359          699            73.82
2.875.........         3        1,392,977.78    0.25         464,325.93    7.250       358          709            67.61
2.900.........        33       15,516,093.37    2.74         470,184.65    1.821       360          711            68.34
2.950.........        29       17,804,277.61    3.14         613,940.61    2.897       359          709            72.99
2.975.........        20        9,191,613.19    1.62         459,580.66    5.295       359          714            75.36
3.000.........         8        2,955,840.43    0.52         369,480.05    5.646       358          714            73.04
3.025.........        17        7,664,878.81    1.35         450,875.22    3.179       360          703            73.57
3.050.........        12        5,072,888.42    0.90         422,740.70    2.159       359          743            73.59
3.075.........         2          947,977.67    0.17         473,988.84    3.483       360          705            73.44
3.100.........        48       22,852,479.47    4.03         476,093.32    4.487       359          703            71.74
3.125.........         6        3,539,567.85    0.62         589,927.98    5.207       359          702            66.00
3.150.........        43       14,425,977.36    2.55         335,487.85    3.648       360          682            75.44
3.175.........         1          291,527.41    0.05         291,527.41    7.500       358          687            72.10
3.200.........         4        3,076,589.18    0.54         769,147.30    2.476       359          737            70.91
3.225.........        46       16,824,673.44    2.97         365,753.77    5.145       359          700            76.52
3.250.........        46       26,227,817.69    4.63         570,169.95    4.606       359          707            70.92
3.275.........        19        9,779,877.21    1.73         514,730.38    2.651       360          692            76.18
3.300.........         1           92,709.57    0.02          92,709.57    7.625       358          665            90.00
3.325.........         5        1,771,947.19    0.31         354,389.44    7.262       358          712            77.25
3.326.........         1          660,000.00    0.12         660,000.00    1.000       360          733            75.00
3.350.........        97       35,445,431.05    6.26         365,416.81    4.223       359          691            75.85
3.375.........         5        1,540,579.62    0.27         308,115.92    4.115       359          729            81.15
3.400.........       296      149,132,238.75   26.32         503,825.13    2.852       360          696            73.58
3.425.........         2        1,394,581.58    0.25         697,290.79    7.252       357          703            80.00
3.450.........         7        2,984,468.23    0.53         426,352.60    4.256       359          675            80.61
3.475.........         3        1,035,075.44    0.18         345,025.15    7.656       358          696            83.88
3.500.........        19        9,238,763.67    1.63         486,250.72    1.859       360          737            74.22
3.525.........         3        1,044,700.00    0.18         348,233.33    2.203       360          661            77.60
3.550.........         2          923,090.34    0.16         461,545.17    4.427       359          671            77.86
3.575.........         5        1,414,468.50    0.25         282,893.70    3.445       360          655            90.00
3.600.........         1          194,750.00    0.03         194,750.00    4.000       360          665            95.00
3.625.........         7        2,353,700.48    0.42         336,242.93    3.803       359          677            76.40
3.650.........         9        5,049,441.23    0.89         561,049.03    1.872       359          705            66.82
3.675.........         2          602,550.00    0.11         301,275.00    2.700       360          650            83.85
3.700.........         1          303,383.03    0.05         303,383.03    8.125       359          647            80.00
3.725.........         2          697,430.29    0.12         348,715.15    5.907       359          644            87.45
3.750.........         1          121,500.00    0.02         121,500.00    3.000       360          801            90.00
3.775.........         3          439,859.55    0.08         146,619.85    5.548       359          715            93.12
3.800.........        51       33,966,480.84    5.99         666,009.43    2.003       360          710            70.84
3.875.........         1          265,091.21    0.05         265,091.21    7.375       359          664            90.00
3.900.........         2          743,810.48    0.13         371,905.24    5.874       358          711            90.00
3.925.........         1          316,000.00    0.06         316,000.00    2.250       360          631            80.00
3.950.........         2          701,064.60    0.12         350,532.30    4.427       359          662            90.00
3.975.........         2          434,864.68    0.08         217,432.34    5.563       359          692            92.44
4.000.........         1          324,510.50    0.06         324,510.50    3.750       359          623            81.25
4.025.........         5        1,038,650.89    0.18         207,730.18    5.647       359          694            92.09

                                                                                             WEIGHTED
                                                   PERCENT OF    AVERAGE       WEIGHTED       AVERAGE                    WEIGHTED
                       NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL      AVERAGE       REMAINING     WEIGHTED       AVERAGE
MINIMUM                  OF         PRINCIPAL       LOANS IN     BALANCE       CURRENT        TERM TO      AVERAGE       ORIGINAL
MORTGAGE              MORTGAGE       BALANCE          LOAN     OUTSTANDING     MORTGAGE      MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)                LOANS       OUTSTANDING     GROUP 1        ($)         RATE (%)      (MONTHS)       SCORE        RATIO (%)
-----------------   ----------  ----------------   ----------  ------------    ---------     ---------   -----------   -------------
4.050............          7        3,081,273.32       0.54      440,181.90       2.930          360          693           77.52
4.100............          1          170,000.00       0.03      170,000.00       3.250          360          704           85.00
4.150............          5        1,363,601.09       0.24      272,720.22       8.500          358          691           89.28
4.175............          2          453,187.98       0.08      226,593.99       6.754          358          679           92.10
4.200............          3          805,194.58       0.14      268,398.19       6.555          359          710           90.00
4.225............          1          158,649.00       0.03      158,649.00       4.375          360          667           95.00
4.250............          1          178,738.91       0.03      178,738.91       7.750          359          689           95.00
4.275............          3          757,450.00       0.13      252,483.33       3.625          360          715           88.63
4.325............          6        1,803,612.96       0.32      300,602.16       7.558          358          679           89.33
4.350............          4        1,259,296.81       0.22      314,824.20       7.719          359          718           90.00
4.375............          1          143,810.37       0.03      143,810.37       4.500          359          641           90.00
4.400............          4        1,016,828.38       0.18      254,207.10       6.155          359          694           91.31
4.475............          3          517,096.09       0.09      172,365.36       5.681          358          719           89.36
4.500............          3          820,521.12       0.14      273,507.04       3.953          359          692           90.00
4.525............          6        1,185,039.25       0.21      197,506.54       7.503          359          701           90.82
4.550............          1          269,584.29       0.05      269,584.29       8.000          359          670           90.00
4.575............          7        2,200,958.85       0.39      314,422.69       6.010          359          682           90.34
4.600............          1          178,200.00       0.03      178,200.00       3.750          360          674           89.55
4.650............          3          724,239.90       0.13      241,413.30       5.383          359          686           88.13
4.700............          2          364,500.00       0.06      182,250.00       3.750          360          686           90.00
4.725............          4        1,099,008.98       0.19      274,752.25       9.125          359          649           88.73
4.775............          2          487,461.77       0.09      243,730.89       6.740          359          713           95.02
4.825............          1          270,000.00       0.05      270,000.00       3.750          360          696           90.00
5.300............          1          312,133.12       0.06      312,133.12       5.125          359          697           95.00
                    --------    ----------------   --------
   Total.......        1,194    $ 566,618,586.05     100.00%
                    ========    ================   ========

                          INITIAL RATE ADJUSTMENT DATES

                                                                                            WEIGHTED
                                                   PERCENT OF    AVERAGE       WEIGHTED      AVERAGE                    WEIGHTED
                       NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL      AVERAGE     REMAINING     WEIGHTED      AVERAGE
INITIAL RATE             OF         PRINCIPAL       LOANS IN     BALANCE       CURRENT       TERM TO      AVERAGE       ORIGINAL
ADJUSTMENT            MORTGAGE       BALANCE          LOAN     OUTSTANDING     MORTGAGE     MATURITY    FICO CREDIT   LOAN-TO-VALUE
DATE                    LOANS       OUTSTANDING      GROUP 1        ($)         RATE (%)    (MONTHS)       SCORE        RATIO (%)
-------------------   --------  -----------------  ----------  -----------     ---------    ---------   -----------   -------------
June 1, 2005.......        2    $     595,999.73      0.11%     297,999.87       7.235        352           688           76.56
July 1, 2005.......        2          394,278.20      0.07      197,139.10       7.444        353           679           85.98
August 1, 2005.....        3        1,417,131.12      0.25      472,377.04       7.245        354           751           71.65
September 1, 2005..        5        2,549,245.72      0.45      509,849.14       7.172        355           692           74.90
October 1, 2005....       11        7,833,725.54      1.38      712,156.87       7.091        356           705           71.27
November 1, 2005...       41       16,390,939.92      2.89      399,779.02       7.445        357           709           76.23
December 1, 2005...       75       30,361,370.23      5.36      404,818.27       7.389        358           697           76.11
January 1, 2006....      302      131,704,387.12     23.24      436,107.24       7.107        359           701           74.50
February 1, 2006...      607      299,164,019.43     52.80      492,856.70       1.417        360           699           73.57
March 1, 2006......       66       29,529,063.04      5.21      447,410.05       1.944        359           719           73.70
April 1, 2006......       79       46,115,426.00      8.14      583,739.57       2.014        360           708           71.76
May 1, 2006........        1          563,000.00      0.10      563,000.00       1.750        360           688           75.07
                      ------    ----------------   -------
   Total.........      1,194    $ 566,618,586.05    100.00%
                      ======    ================   =======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                            WEIGHTED
                                                   PERCENT OF    AVERAGE       WEIGHTED      AVERAGE                    WEIGHTED
                       NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL       AVERAGE     REMAINING    WEIGHTED        AVERAGE
MAXIMUM                  OF         PRINCIPAL       LOANS IN     BALANCE        CURRENT      TERM TO      AVERAGE       ORIGINAL
NEGATIVE              MORTGAGE       BALANCE          LOAN     OUTSTANDING     MORTGAGE     MATURITY    FICO CREDIT   LOAN-TO-VALUE
AMORTIZATION(%)        LOANS       OUTSTANDING       GROUP 1       ($)          RATE (%)    (MONTHS)       SCORE        RATIO (%)
-----------------     --------  ----------------   ----------  -----------     ---------    ---------   -----------   -------------
110..............         35    $  19,928,843.46      3.52%     569,395.53       2.989        359           705           69.49
115..............      1,159      546,689,742.59     96.48      471,690.89       3.456        359           701           74.00
                       -----    ----------------    ------
   Total.........      1,194    $ 566,618,586.05    100.00%
                       =====    ================    ======

----------

(1) Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION


                                                                                            WEIGHTED
                                                   PERCENT OF     AVERAGE       WEIGHTED      AVERAGE     WEIGHTED      WEIGHTED
                                    AGGREGATE       MORTGAGE     PRINCIPAL      AVERAGE      REMAINING     AVERAGE      AVERAGE
                    NUMBER OF       PRINCIPAL       LOANS IN      BALANCE       CURRENT       TERM TO       FICO        ORIGINAL
FIXED RATE PERIOD   MORTGAGE         BALANCE          LOAN      OUTSTANDING     MORTGAGE     MATURITY      CREDIT    LOAN-TO-VALUE
(MONTHS)              LOANS        OUTSTANDING       GROUP 1        ($)         RATE (%)     (MONTHS)       SCORE      RATIO (%)
-----------------   ---------   ----------------   ----------   -----------     --------    ---------     --------   -------------
1...............      1,041     $ 483,095,699.81     85.26%     464,068.88       3.614         359         699          74.14
3..............         153        83,522,886.24     14.74      545,901.22       2.431         359         715          72.11
                    -------     ----------------   -------
   Total.......       1,194     $ 566,618,586.05    100.00%
                    =======     ================   =======


                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                             WEIGHTED
                                                  PERCENT OF      AVERAGE       WEIGHTED     AVERAGE      WEIGHTED     WEIGHTED
                                   AGGREGATE       MORTGAGE      PRINCIPAL      AVERAGE     REMAINING     AVERAGE       AVERAGE
PREPAYMENT          NUMBER OF      PRINCIPAL       LOANS IN       BALANCE       CURRENT      TERM TO        FICO       ORIGINAL
CHARGE              MORTGAGE        BALANCE          LOAN       OUTSTANDING     MORTGAGE     MATURITY      CREDIT    LOAN-TO-VALUE
PERIOD (MONTHS)       LOANS       OUTSTANDING       GROUP 1         ($)         RATE (%)     (MONTHS)      SCORE       RATIO (%)
---------------     ---------   ----------------   ----------   -----------     --------    ---------     --------   -------------
0.............         506      $ 285,068,410.13     50.31%      563,376.30      3.058        359            709         72.00
12............         470        208,725,955.23     36.84       444,097.78      3.781        359            699         75.13
30............           1            290,506.06      0.05       290,506.06      7.250        359            719         80.00
36............         217         72,533,714.63     12.80       334,256.75      3.937        359            681         77.32
                    ------      ----------------   -------
   Total.......      1,194      $ 566,618,586.05    100.00%
                    ======      ================   -======

                                  LOAN GROUP 2

                                  LOAN PROGRAM

                                                                                               WEIGHTED                   WEIGHTED
                                                        PERCENT OF    AVERAGE     WEIGHTED      AVERAGE                    AVERAGE
                           NUMBER       AGGREGATE        MORTGAGE    PRINCIPAL     AVERAGE     REMAINING    WEIGHTED      ORIGINAL
                             OF         PRINCIPAL        LOANS IN     BALANCE      CURRENT      TERM TO      AVERAGE      LOAN-TO-
TYPE OF                   MORTGAGE       BALANCE           LOAN     OUTSTANDING   MORTGAGE     MATURITY    FICO CREDIT      VALUE
PROGRAM                    LOANS       OUTSTANDING       GROUP 2        ($)        RATE (%)    (MONTHS)       SCORE       RATIO (%)
------------------------  --------   ----------------   ----------  -----------   ---------    ---------   -----------    ---------
Eleventh District COFI..     686     $ 261,685,014.03    100.00%     381,465.04     4.847         359          698          75.04
                          ------     ----------------   --------
   Total.............        686     $ 261,685,014.03    100.00%
                          ======     ================   =======

                            CURRENT MORTGAGE RATES(1)

                                                                                     WEIGHTED                     WEIGHTED
                                                       PERCENT OF      AVERAGE       AVERAGE                       AVERAGE
                            NUMBER      AGGREGATE       MORTGAGE      PRINCIPAL     REMAINING     WEIGHTED        ORIGINAL
                              OF        PRINCIPAL       LOANS IN       BALANCE       TERM TO       AVERAGE        LOAN-TO-
CURRENT                    MORTGAGE      BALANCE          LOAN       OUTSTANDING     MATURITY    FICO CREDIT     VALUE RATIO
MORTGAGE RATE (%             LOANS     OUTSTANDING       GROUP 2         ($)         (MONTHS)       SCORE            (%)
--------------------       --------  ----------------  ----------    -----------    ----------   -----------     ----------
1.000...............           88    $  36,985,717.00     14.13%      420,292.24        360          707            72.98
1.500...............           78       26,341,595.00     10.07       337,712.76        360          696            76.03
1.750...............           34       13,414,894.24      5.13       394,555.71        359          695            70.19
1.940...............            1          432,000.00      0.17       432,000.00        360          677            89.53
2.000...............           23        9,579,575.00      3.66       416,503.26        360          643            75.06
2.170...............            1          233,700.00      0.09       233,700.00        360          691            89.88
2.190...............            1          135,900.00      0.05       135,900.00        360          671            90.00
2.250...............           17        5,125,297.22      1.96       301,488.07        359          689            75.25
2.500...............           14        5,034,525.00      1.92       359,608.93        360          730            78.30
2.740...............            1          485,446.00      0.19       485,446.00        360          630            90.00
2.750...............            6        1,900,244.82      0.73       316,707.47        360          665            77.32
2.955...............            1          328,000.00      0.13       328,000.00        360          760            86.32
3.000...............            5          829,307.00      0.32       165,861.40        360          658            80.00
3.145...............            1          180,123.00      0.07       180,123.00        360          763            95.00
3.200...............            1          142,500.00      0.05       142,500.00        360          736            95.00
3.205...............            3          723,900.00      0.28       241,300.00        360          739            95.00
3.220...............            1          165,000.00      0.06       165,000.00        360          664            92.18
3.250...............            4          380,297.95      0.15        95,074.49        359          679            78.26
3.345...............            1          265,000.00      0.10       265,000.00        360          756            90.75
3.430...............            1           90,900.00      0.03        90,900.00        360          681            90.00
3.480...............            1          252,000.00      0.10       252,000.00        360          620            90.00
3.500...............            4          756,670.00      0.29       189,167.50        360          693            89.45
3.590...............            2          571,500.00      0.22       285,750.00        360          625            90.00
3.595...............            1          382,100.00      0.15       382,100.00        360          692            93.20
3.690...............            1          297,000.00      0.11       297,000.00        360          681            90.00
3.700...............            1          281,200.00      0.11       281,200.00        360          623            95.00
3.750...............            2          349,608.80      0.13       174,804.40        360          651            77.89
3.960...............            1          128,250.00      0.05       128,250.00        360          690            95.00
4.125...............            1          319,272.29      0.12       319,272.29        358          713            80.00
4.625...............            1          377,543.48      0.14       377,543.48        359          660            82.41
6.125...............            6        3,340,283.65      1.28       556,713.94        357          705            73.16
6.250...............            4        1,183,542.15      0.45       295,885.54        359          684            71.13
6.375...............           18        9,040,925.29      3.45       502,273.63        358          719            66.11
6.390...............            1          203,424.13      0.08       203,424.13        356          651            90.00
6.500...............            7        3,864,104.82      1.48       552,014.97        359          715            71.13
6.610...............            1          150,809.96      0.06       150,809.96        356          747            90.00
6.625...............           31       13,420,980.61      5.13       432,934.86        359          705            72.13
6.750...............           31       13,738,979.72      5.25       443,192.89        358          711            75.58
6.845...............            1          492,135.73      0.19       492,135.73        359          704            86.49
6.875...............           38       18,195,831.15      6.95       478,837.66        359          705            74.80
7.000...............           37       13,917,776.36      5.32       376,156.12        359          702            74.89
7.110...............            1          261,696.19      0.10       261,696.19        357          694            90.00
7.125...............           32       14,379,125.45      5.49       449,347.67        358          689            73.06
7.155...............            1          398,671.28      0.15       398,671.28        359          679            85.00

                                                                                     WEIGHTED                     WEIGHTED
                                                        PERCENT OF     AVERAGE        AVERAGE                      AVERAGE
                            NUMBER      AGGREGATE        MORTGAGE     PRINCIPAL     REMAINING     WEIGHTED        ORIGINAL
                              OF        PRINCIPAL        LOANS IN      BALANCE       TERM TO       AVERAGE        LOAN-TO-
CURRENT                    MORTGAGE      BALANCE           LOAN      OUTSTANDING     MATURITY    FICO CREDIT     VALUE RATIO
MORTGAGE RATE (%)            LOANS     OUTSTANDING       GROUP 2         ($)         (MONTHS)       SCORE            (%)
--------------------       --------  ----------------  ----------    -----------    ----------   -----------     ----------
7.250...............          108       38,563,672.04     14.74       357,071.04        358          702            77.57
7.315...............            1          207,107.50      0.08       207,107.50        358          688            90.00
7.340...............            1          211,668.39      0.08       211,668.39        358          669            87.04
7.375...............           61       20,953,864.20      8.01       343,505.97        359          681            75.11
7.405...............            1          229,138.82      0.09       229,138.82        359          697            85.00
7.440...............            1          180,125.27      0.07       180,125.27        358          669            90.00
7.500...............            1          241,351.16      0.09       241,351.16        357          784            90.00
7.545...............            1          251,603.41      0.10       251,603.41        359          681            83.93
7.565...............            1          278,090.32      0.11       278,090.32        357          672            89.98
7.625...............            1          352,127.08      0.13       352,127.08        359          635            90.00
7.735...............            1          305,568.85      0.12       305,568.85        359          623            90.00
8.115...............            1          337,867.43      0.13       337,867.43        359          723            90.00
8.240...............            1          495,476.27      0.19       495,476.27        358          625            90.00
                           ------    ----------------  --------
   Total............          686    $ 261,685,014.03    100.00%
                           ======    ================  ========

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 4.818% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 4.847% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                            WEIGHTED                     WEIGHTED
                                                    PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                      AVERAGE
RANGE OF               NUMBER         AGGREGATE      MORTGAGE     PRINCIPAL      AVERAGE    REMAINING    WEIGHTED        ORIGINAL
CURRENT MORTGAGE         OF           PRINCIPAL      LOANS IN      BALANCE       CURRENT     TERM TO      AVERAGE         LOAN-TO-
LOAN PRINCIPAL        MORTGAGE         BALANCE         LOAN      OUTSTANDING     MORTGAGE    MATURITY   FICO CREDIT     VALUE RATIO
BALANCES ($)            LOANS        OUTSTANDING      GROUP 2        ($)         RATE (%)    (MONTHS)      SCORE            (%)
-------------------   --------    ----------------  ----------   ------------   ---------   ---------   -----------     -----------
   50,000.01 -
100,000.00.........      32       $   2,693,580.36     1.03%        84,174.39     4.049        359          689            68.70
  100,000.01 -
150,000.00.........      44           5,547,716.62     2.12        126,084.47     3.740        359          679            74.27
  150,000.01 -
200,000.00.........      69          12,156,941.18     4.65        176,187.55     4.441        359          691            76.67
  200,000.01 -
250,000.00.........      82          18,509,054.70     7.07        225,720.18     5.218        359          700            78.72
  250,000.01 -
300,000.00.........      82          22,603,099.78     8.64        275,647.56     4.819        359          694            76.53
  300,000.01 -
350,000.00.........      60          19,438,618.45     7.43        323,976.97     5.376        359          691            75.31
  350,000.01 -
400,000.00.........      50          18,865,845.34     7.21        377,316.91     4.976        359          697            77.93
  400,000.01 -
450,000.00.........      60          25,508,068.23     9.75        425,134.47     4.855        359          701            76.32
  450,000.01 -
500,000.00.........      50          23,824,748.54     9.10        476,494.97     4.938        359          703            75.27
  500,000.01 -
550,000.00.........      41          21,533,083.23     8.23        525,197.15     4.689        359          700            76.34
  550,000.01 -
600,000.00.........      29          16,821,582.96     6.43        580,054.58     5.070        359          697            76.39
  600,000.01 -
650,000.00.........      27          17,110,334.16     6.54        633,716.08     4.734        359          700            75.26
  650,000.01 -
700,000.00.........       7           4,733,427.73     1.81        676,203.96     3.790        359          705            74.48
  700,000.01 -
750,000.00.........       4           2,881,623.55     1.10        720,405.89     3.000        359          697            71.84
  750,000.01-
1,000,000.00.......      33          29,386,507.19    11.23        890,500.22     4.917        359          694            70.31
1,000,000.01-
1,500,000.00.......      15          18,550,782.01     7.09      1,236,718.80     5.215        359          705            69.12
1,500,000.01-
2,000,000.00.......       1           1,520,000.00     0.58      1,520,000.00     1.500        360          717            80.00
                      -----       ----------------  -------
   Total...........     686       $ 261,685,014.03   100.00%
                      =====       ================  =======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $381,465.

                              FICO CREDIT SCORES(1)

                                                                                            WEIGHTED                      WEIGHTED
                                                    PERCENT OF     AVERAGE     WEIGHTED      AVERAGE                       AVERAGE
                       NUMBER         AGGREGATE       MORTGAGE    PRINCIPAL     AVERAGE     REMAINING    WEIGHTED         ORIGINAL
RANGE OF                 OF           PRINCIPAL       LOANS IN     BALANCE      CURRENT      TERM TO      AVERAGE         LOAN-TO-
FICO CREDIT           MORTGAGE         BALANCE          LOAN     OUTSTANDING   MORTGAGE      MATURITY   FICO CREDIT     VALUE RATIO
SCORES                  LOANS        OUTSTANDING      GROUP 2        ($)       RATE (%)     (MONTHS)       SCORE             (%)
-------------------   --------    ----------------  ----------   ------------   --------    ---------   -----------     -----------
601-620............       7       $   1,536,769.51     0.59%      219,538.50     3.717         360          618            72.76
621-640............      71          23,068,190.25     8.82       324,904.09     4.616         359          631            75.72
641-660............      82          30,308,058.94    11.58       369,610.47     4.971         359          651            73.71
661-680............     133          50,968,164.39    19.48       383,219.28     4.616         359          670            74.77
681-700............     112          42,252,421.72    16.15       377,253.77     5.234         359          691            76.50
701-720............      86          36,707,328.68    14.03       426,829.40     4.856         359          710            76.90
721-740............      67          27,483,164.30    10.50       410,196.48     4.529         359          731            73.54
741-760............      58          23,343,523.00     8.92       402,474.53     5.293         359          751            73.29
761-780............      34          12,677,237.43     4.84       372,859.92     5.102         359          770            74.99
781-800............      28          11,085,637.19     4.24       395,915.61     4.286         359          788            74.67
801-820............       7           1,963,979.62     0.75       280,568.52     5.279         359          811            73.34
Not Available......       1             290,539.00     0.11       290,539.00     1.000         360          N/A            80.00
                      -----       ----------------  -------
   Total...........     686       $ 261,685,014.03   100.00%
                      =====       ================  =======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately 698.

                             DOCUMENTATION PROGRAMS

                                                                                              WEIGHTED                    WEIGHTED
                                                     PERCENT OF      AVERAGE     WEIGHTED     AVERAGE                      AVERAGE
                        NUMBER       AGGREGATE        MORTGAGE      PRINCIPAL     AVERAGE    REMAINING     WEIGHTED       ORIGINAL
                          OF         PRINCIPAL        LOANS IN       BALANCE      CURRENT     TERM TO       AVERAGE       LOAN-TO-
DOCUMENTATION          MORTGAGE       BALANCE           LOAN       OUTSTANDING   MORTGAGE     MATURITY       FICO        VALUE RATIO
PROGRAMS                LOANS       OUTSTANDING       GROUP 2          ($)        RATE (%)    (MONTHS)    CREDIT SCORE       (%)
-------------------   --------    ----------------  ----------   ------------   --------    ---------    -------------   -----------
CLUES Plus ...........     2      $   1,322,077.45      0.51%       661,038.73     7.125         358           673         57.14
Full/Alternative .....   120         35,692,218.54     13.64        297,435.15     5.468         359           697         77.33
No Income/No Asset ...     1            323,899.83      0.12        323,899.83     6.125         349           676         80.00
Reduced ..............   465        188,982,263.48     72.22        406,413.47     4.724         359           698         75.20
Stated Income/Stated..
 Asset ...............    98         35,364,554.73     13.51        360,862.80     4.783         359           699         72.51
                       -----      ---------------     ------
   Total .............   686      $ 261,685,014.03    100.00%
                       =====      ===============     ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                         WEIGHTED                    WEIGHTED
                                                 PERCENT OF    AVERAGE      WEIGHTED     AVERAGE                      AVERAGE
RANGE OF               NUMBER     AGGREGATE      MORTGAGE     PRINCIPAL      AVERAGE    REMAINING    WEIGHTED        ORIGINAL
ORIGINAL                 OF       PRINCIPAL      LOANS IN      BALANCE       CURRENT     TERM TO      AVERAGE        LOAN-TO-
LOAN-TO-VALUE         MORTGAGE     BALANCE         LOAN      OUTSTANDING    MORTGAGE     MATURITY  FICO CREDIT      VALUE RATIO
RATIOS (%)             LOANS     OUTSTANDING      GROUP 2        ($)        RATE (%)     (MONTHS)      SCORE            (%)
-------------------   -------- ----------------  ----------   ----------    --------    ---------  -----------      -----------


50.00 or Less.......     22    $   7,461,762.35     2.85%     339,171.02     4.607         359          723            42.47
50.01 to 55.00......     13        4,889,762.13     1.87      376,135.55     3.993         359          687            53.24
55.01 to 60.00......     18        7,877,631.93     3.01      437,646.22     4.557         359          687            58.28
60.01 to 65.00......     26       13,500,959.82     5.16      519,267.69     4.220         359          688            63.42
65.01 to 70.00......     79       29,797,529.99    11.39      377,183.92     5.073         359          696            69.27
70.01 to 75.00......    100       47,341,388.52    18.09      473,413.89     5.011         359          696            74.13
75.01 to 80.00......    368      135,291,337.53    51.70      367,639.50     4.733         359          701            79.68
80.01 to 85.00......      7        1,797,008.70     0.69      256,715.53     6.195         359          672            83.95
85.01 to 90.00......     42       11,192,738.73     4.28      266,493.78     6.278         359          675            89.49
90.01 to 95.00......     11        2,534,894.33     0.97      230,444.94     4.550         360          712            94.10
                     ------    ----------------   ------
   Total..........      686    $ 261,685,014.03   100.00%
                     ======    ================   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 75.04%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                         WEIGHTED
                                                    PERCENT OF    AVERAGE     WEIGHTED    AVERAGE                     WEIGHTED
                         NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
                           OF        PRINCIPAL       LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
                        MORTGAGE      BALANCE          LOAN     OUTSTANDING   MORTGAGE    MATURITY   FICO CREDIT    LOAN-TO-VALUE
STATE                     LOANS     OUTSTANDING       GROUP 2       ($)       RATE (%)    (MONTHS)      SCORE         RATIO (%)
---------------------   --------  ----------------  ----------  -----------   --------   ---------   -----------    -------------
Alabama..............        1    $     290,886.00      0.11%    290,886.00     1.000       360          813            80.00
Alaska...............        1          371,352.00      0.14     371,352.00     1.000       360          719            80.00
Arizona..............       23        8,113,505.24      3.10     352,761.10     6.071       359          717            74.28
Arkansas.............        1          432,000.00      0.17     432,000.00     2.750       360          677            89.53
California...........      255      121,502,158.17     46.43     476,479.05     4.775       359          698            74.11
Colorado.............        8        3,666,368.34      1.40     458,296.04     4.968       359          670            73.82
Connecticut..........        5        1,751,397.24      0.67     350,279.45     5.775       358          713            71.79
Florida..............       97       29,025,335.63     11.09     299,230.26     4.566       359          705            74.46
Georgia..............        6        1,983,889.59      0.76     330,648.27     6.342       359          685            75.34
Hawaii...............       15        6,622,212.80      2.53     441,480.85     3.973       360          705            72.25
Idaho................        3        1,234,000.00      0.47     411,333.33     1.217       360          657            73.06
Illinois.............       20        6,223,026.99      2.38     311,151.35     4.208       359          677            78.91
Indiana..............        1          160,000.00      0.06     160,000.00     2.000       360          655            80.00
Kansas...............        1          118,799.42      0.05     118,799.42     7.250       358          634            90.00
Louisiana............        2          352,900.00      0.13     176,450.00     1.193       360          714            52.77
Maryland.............       12        4,511,343.70      1.72     375,945.31     5.448       359          708            74.01
Massachusetts........       14        4,641,261.99      1.77     331,518.71     5.839       359          689            77.01
Michigan.............        7        1,989,693.96      0.76     284,241.99     1.853       360          717            68.88
Minnesota............        7        3,585,133.30      1.37     512,161.90     6.940       359          675            77.92
Mississippi..........        6          590,607.00      0.23      98,434.50     2.040       360          660            73.60
Missouri.............        7        1,435,449.99      0.55     205,064.28     5.631       359          711            82.80
Nebraska.............        4          400,508.95      0.15     100,127.24     2.148       360          723            72.16
Nevada...............       28        9,193,586.50      3.51     328,342.38     5.442       359          706            76.43
New Hampshire........        1          160,000.00      0.06     160,000.00     1.500       360          736            79.60
New Jersey...........       71       24,368,488.49      9.31     343,218.15     5.307       359          682            79.35
New Mexico...........        1          676,845.22      0.26     676,845.22     7.125       357          698            75.00
New York.............       23       10,028,060.09      3.83     436,002.61     3.459       359          699            75.47
North Carolina.......        3        1,636,510.20      0.63     545,503.40     6.563       358          696            74.22
Ohio.................        3          409,021.70      0.16     136,340.57     5.939       359          691            80.00
Oklahoma.............        3          241,500.00      0.09      80,500.00     2.250       360          639            53.67
Oregon...............       11        2,384,729.74      0.91     216,793.61     3.696       359          691            75.36
Pennsylvania.........       10        2,331,904.20      0.89     233,190.42     4.539       359          699            79.93
South Carolina.......        5          975,557.88      0.37     195,111.58     5.896       359          773            77.08
Tennessee............        1          189,210.00      0.07     189,210.00     1.500       360          752            70.00
Texas................        4        1,199,957.33      0.46     299,989.33     6.544       358          688            53.27
Utah.................        3        1,265,290.72      0.48     421,763.57     6.301       359          747            77.59
Virginia.............       10        3,756,597.27      1.44     375,659.73     4.913       359          696            74.76
Washington...........        8        2,784,200.62      1.06     348,025.08     6.672       359          702            79.89
West Virginia........        2          548,484.07      0.21     274,242.04     7.064       359          686            79.99
Wisconsin............        3          533,239.69      0.20     177,746.56     5.013       359          714            78.68
                           ---    ----------------    ------
   Total.............      686    $ 261,685,014.03    100.00%
                           ===    ================    ======

----------
(1) As of the cut-off date, no more than approximately 0.904% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                        WEIGHTED
                                                   PERCENT OF    AVERAGE     WEIGHTED    AVERAGE                     WEIGHTED
                          NUMBER     AGGREGATE       MORTGAGE   PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
                            OF       PRINCIPAL      LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
                         MORTGAGE     BALANCE         LOAN     OUTSTANDING   MORTGAGE   MATURITY    FICO CREDIT    LOAN-TO-VALUE
LOAN PURPOSE               LOANS    OUTSTANDING      GROUP 2       ($)       RATE (%)   (MONTHS)       SCORE         RATIO (%)
----------------------   -------- ---------------- ----------  -----------   --------   ---------   -----------    -------------
Refinance (cash-out)..      298   $ 113,825,636.17     43.50%   381,965.22     4.845       359          692            72.12
Purchase..............      295     110,891,690.71     42.38    375,904.04     4.751       359          706            78.22
Refinance (rate/term).       93      36,967,687.15     14.13    397,502.01     5.143       359          692            74.48
                            ---   ----------------    ------
   Total..............      686   $ 261,685,014.03    100.00%
                            ===   ================    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                            WEIGHTED                     WEIGHTED
                                                       PERCENT OF    AVERAGE     WEIGHTED    AVERAGE                     AVERAGE
                             NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL     AVERAGE   REMAINING    WEIGHTED        ORIGINAL
                               OF        PRINCIPAL      LOANS IN     BALANCE      CURRENT    TERM TO      AVERAGE        LOAN-TO-
                            MORTGAGE      BALANCE         LOAN     OUTSTANDING   MORTGAGE   MATURITY    FICO CREDIT     VALUE RATIO
PROPERTY TYPE                 LOANS     OUTSTANDING      GROUP 2       ($)       RATE (%)    (MONTHS)      SCORE            (%)
--------------------------  --------  ---------------- ----------  -----------   --------   ---------   -----------     -----------
2-4 Family Residence......      69    $  26,418,515.28    10.10%    382,877.03     4.621       359          695            74.61
Condominium Hotel.........       1          298,197.00     0.11     298,197.00     1.000       360          725            80.00
Hi-rise Condominium.......      15        6,771,757.02     2.59     451,450.47     6.019       359          702            74.62
Low-rise Condominium......      82       24,350,439.95     9.31     296,956.58     4.823       359          701            76.23
Planned Unit Development..     124       56,816,068.94    21.71     458,194.10     5.092       359          705            74.06
Single Family Residence...     395      147,030,035.84    56.19     372,227.94     4.751       359          695            75.31
                               ---    ----------------   ------
   Total...............        686    $ 261,685,014.03   100.00%
                               ===    ================   ======

----------
(1)   Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                         WEIGHTED                     WEIGHTED
                                                    PERCENT OF    AVERAGE     WEIGHTED   AVERAGE                      AVERAGE
                         NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL     AVERAGE  REMAINING      WEIGHTED       ORIGINAL
                           OF        PRINCIPAL       LOANS IN     BALANCE      CURRENT   TERM TO       AVERAGE        LOAN-TO-
                        MORTGAGE      BALANCE          LOAN     OUTSTANDING   MORTGAGE   MATURITY    FICO CREDIT    VALUE RATIO
OCCUPANCY TYPE            LOANS     OUTSTANDING       GROUP 2       ($)       RATE (%)   (MONTHS)       SCORE           (%)
---------------------   --------  ----------------  ----------  -----------   --------  ---------    -----------    -----------
Investment Property..      147    $  43,058,165.02     16.45%    292,912.69     5.751       359          711            73.91
Primary Residence....      484      200,529,077.85     76.63     414,316.28     4.720       359          693            75.05
Secondary Residence..       55       18,097,771.16      6.92     329,050.38     4.106       359          719            77.63
                           ---    ----------------    ------
   Total.............      686    $ 261,685,014.03    100.00%
                           ===    ================    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                              WEIGHTED
                                                      PERCENT OF      AVERAGE     WEIGHTED                    AVERAGE
                           NUMBER      AGGREGATE       MORTGAGE      PRINCIPAL    AVERAGE     WEIGHTED       ORIGINAL
REMAINING TERM               OF        PRINCIPAL       LOANS IN       BALANCE     CURRENT      AVERAGE        LOAN-TO-
TO MATURITY               MORTGAGE      BALANCE          LOAN       OUTSTANDING   MORTGAGE   FICO CREDIT    VALUE RATIO
(MONTHS)                    LOANS     OUTSTANDING       GROUP 2         ($)       RATE (%)      SCORE           (%)
-----------------------   --------  ----------------  ----------    -----------   --------   -----------    -----------
360....................      263    $  94,269,648.00     36.02%      358,439.73     1.640        695            75.55
359....................      313      124,243,921.87     47.48       396,945.44     6.625        699            74.69
358....................       67       27,675,069.00     10.58       413,060.73     6.608        695            73.26
357....................       28       11,024,259.50      4.21       393,723.55     6.957        701            77.19
356....................        7        2,487,090.05      0.95       355,298.58     6.998        730            79.19
355....................        1          159,306.13      0.06       159,306.13     7.250        704            80.00
354....................        4          881,574.23      0.34       220,393.56     7.250        705            80.00
353....................        1          294,244.36      0.11       294,244.36     7.125        698            80.00
349....................        1          323,899.83      0.12       323,899.83     6.125        676            80.00
346....................        1          326,001.06      0.12       326,001.06     6.375        700            80.00
                             ---    ----------------    ------
   Total...............      686    $ 261,685,014.03    100.00%
                             ===    ================    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 359 months.

                                GROSS MARGINS(1)

                                                                                       WEIGHTED
                                                 PERCENT OF    AVERAGE      WEIGHTED    AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL      AVERAGE   REMAINING     WEIGHTED       AVERAGE
GROSS                   OF        PRINCIPAL       LOANS IN     BALANCE       CURRENT    TERM TO      AVERAGE        ORIGINAL
MARGIN               MORTGAGE      BALANCE          LOAN     OUTSTANDING    MORTGAGE   MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                   LOANS     OUTSTANDING       GROUP 2        ($)        RATE (%)    (MONTHS)      SCORE         RATIO (%)
-----------------    -------- ----------------   ----------  -----------    --------   ---------   -----------   -------------
1.000............        1    $     319,272.29      0.12%    319,272.29       4.125       358          713            80.00
1.500............        1          377,543.48      0.14     377,543.48       4.625       359          660            82.41
2.625............        1          975,000.00      0.37     975,000.00       1.000       360          747            74.43
3.000............        6        3,627,633.82      1.39     604,605.64       5.261       358          705            72.85
3.050............        2          606,649.83      0.23     303,324.92       3.969       354          690            72.53
3.125............        3        1,499,163.54      0.57     499,721.18       2.481       360          773            78.22
3.200............        4        2,304,378.61      0.88     576,094.65       2.833       360          684            64.92
3.250............       10        6,275,883.50      2.40     627,588.35       5.990       359          727            60.24
3.275............        3          944,477.85      0.36     314,825.95       6.375       359          720            77.53
3.325............        1          326,001.06      0.12     326,001.06       6.375       346          700            80.00
3.350............        7        2,601,562.88      0.99     371,651.84       5.048       359          689            69.93
3.375............        8        4,001,718.94      1.53     500,214.87       3.775       360          725            76.74
3.400............        1          407,101.90      0.16     407,101.90       6.500       359          668            80.00
3.425............        6        3,500,859.98      1.34     583,476.66       3.466       360          717            70.46
3.450............        2          690,468.96      0.26     345,234.48       1.875       359          660            78.47
3.500............       21        9,394,904.95      3.59     447,376.43       5.559       359          713            74.59
3.525............        1          233,507.39      0.09     233,507.39       6.625       357          641            65.28
3.550............        4        2,709,797.54      1.04     677,449.39       2.211       360          690            69.90
3.575............       17        7,182,794.79      2.74     422,517.34       5.199       359          686            68.08
3.600............        4        1,304,995.71      0.50     326,248.93       1.987       359          706            77.80
3.625............       16        6,802,578.50      2.60     425,161.16       5.526       359          691            76.97
3.650............       11        3,321,708.58      1.27     301,973.51       5.521       358          694            70.81
3.670............        1          821,043.62      0.31     821,043.62       6.750       356          723            75.00
3.675............        4        1,594,047.57      0.61     398,511.89       2.091       359          690            73.76
3.700............        9        4,478,145.22      1.71     497,571.69       5.298       359          711            72.59
3.725............       13        4,828,614.40      1.85     371,431.88       3.364       359          718            78.88
3.750............       22        9,854,193.85      3.77     447,917.90       4.556       359          699            74.62
3.800............       18        8,442,022.52      3.23     469,001.25       5.190       359          708            75.79
3.825............        6        1,351,329.13      0.52     225,221.52       2.053       360          665            76.86
3.850............       16        7,700,307.43      2.94     481,269.21       6.237       358          703            71.47
3.875............       21        9,882,093.50      3.78     470,575.88       4.782       359          696            77.16
3.900............        5        1,235,797.08      0.47     247,159.42       3.387       359          687            77.03
3.925............       41       13,319,818.36      5.09     324,873.62       4.520       359          702            72.49

                                                                                       WEIGHTED
                                                 PERCENT OF    AVERAGE      WEIGHTED    AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL      AVERAGE   REMAINING     WEIGHTED       AVERAGE
GROSS                   OF        PRINCIPAL       LOANS IN     BALANCE       CURRENT    TERM TO      AVERAGE        ORIGINAL
MARGIN               MORTGAGE      BALANCE          LOAN     OUTSTANDING    MORTGAGE   MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                   LOANS     OUTSTANDING       GROUP 2        ($)        RATE (%)    (MONTHS)      SCORE         RATIO (%)
-----------------    -------- ----------------   ----------  -----------    --------   ---------   -----------   -------------
3.950............        4        1,074,553.67      0.41     268,638.42       2.354       359          695            63.13
3.975............        2          631,920.00      0.24     315,960.00       1.889       360          700            80.00
4.000............       35       14,726,513.71      5.63     420,757.53       5.509       359          698            73.37
4.025............        1          192,000.00      0.07     192,000.00       2.750       360          642            71.11
4.050............       11        5,560,335.31      2.12     505,485.03       4.114       359          681            77.54
4.075............        1          262,026.34      0.10     262,026.34       7.125       356          711            80.00
4.100............       20        8,089,055.93      3.09     404,452.80       2.495       359          699            69.72
4.125............        7        2,703,526.44      1.03     386,218.06       5.216       359          657            77.12
4.150............      153       51,060,492.88     19.51     333,728.71       5.124       359          703            76.54
4.175............       10        2,869,004.54      1.10     286,900.45       5.535       359          678            78.23
4.190............        1          274,529.46      0.10     274,529.46       7.250       358          624            90.00
4.200............        1          142,500.00      0.05     142,500.00       4.000       360          736            95.00
4.225............        7        2,116,274.41      0.81     302,324.92       7.250       357          723            79.50
4.250............       74       26,586,741.73     10.16     359,280.29       4.957       359          679            75.84
4.275............        1          260,800.00      0.10     260,800.00       2.250       360          727            80.00
4.300............       33       11,511,174.47      4.40     348,823.47       4.743       359          685            76.47
4.350............        1          252,000.00      0.10     252,000.00       1.750       360          670            80.00
4.375............        1          241,351.16      0.09     241,351.16       7.500       357          784            90.00
4.400............        3          869,017.57      0.33     289,672.52       2.890       360          668            74.69
4.475............        3          682,234.09      0.26     227,411.36       5.637       358          725            88.23
4.500............        1           90,900.00      0.03      90,900.00       4.000       360          681            90.00
4.525............        2          503,177.08      0.19     251,588.54       6.574       359          656            91.50
4.625............        1          216,600.00      0.08     216,600.00       4.125       360          765            95.00
4.675............        3          647,623.00      0.25     215,874.33       4.164       360          761            91.70
4.700............        1          233,700.00      0.09     233,700.00       3.000       360          691            89.88
4.750............        2          888,135.73      0.34     444,067.87       5.924       359          709            87.16
4.800............        1          251,603.41      0.10     251,603.41       7.875       359          681            83.93
4.850............        2          627,810.10      0.24     313,905.05       7.875       359          686            85.00
4.900............        1          485,446.00      0.19     485,446.00       3.250       360          630            90.00
4.975............        1          261,696.19      0.10     261,696.19       8.000       357          694            90.00
5.050............        2          343,007.50      0.13     171,503.75       6.094       359          681            90.00
5.125............        1          211,668.39      0.08     211,668.39       8.250       358          669            87.04
5.150............        2          345,125.27      0.13     172,562.64       6.218       359          667            91.04
5.250............        1          281,200.00      0.11     281,200.00       4.500       360          623            95.00
5.275............        2          583,659.17      0.22     291,829.59       8.375       358          646            89.99
5.350............        1          297,000.00      0.11     297,000.00       4.500       360          681            90.00
5.375............        2          738,350.00      0.28     369,175.00       4.254       360          714            94.07
5.400............        1          252,000.00      0.10     252,000.00       4.750       360          620            90.00
5.500............        1          337,867.43      0.13     337,867.43       8.625       359          723            90.00
5.600............        1          324,000.00      0.12     324,000.00       4.750       360          627            90.00
5.650............        1          495,476.27      0.19     495,476.27       8.750       358          625            90.00
5.850............        1          247,500.00      0.09     247,500.00       4.750       360          622            90.00
                     -----    ----------------    ------
   Total.........      686    $ 261,685,014.03    100.00%
                     =====    ================    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 was approximately 3.934%.

                             MAXIMUM MORTGAGE RATES

                                                                                          WEIGHTED
                                                 PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                      WEIGHTED
                     NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE      REMAINING    WEIGHTED        AVERAGE
MAXIMUM                OF         PRINCIPAL       LOANS IN      BALANCE      CURRENT      TERM TO       AVERAGE        ORIGINAL
MORTGAGE            MORTGAGE       BALANCE          LOAN      OUTSTANDING    MORTGAGE     MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)             LOANS       OUTSTANDING       GROUP 2       ($)         RATE (%)     (MONTHS)      SCORE          RATIO (%)
------------------  --------   ----------------  ----------   ------------   --------     ---------   -----------   -------------
9.900.............      1      $     275,392.47      0.11%      275,392.47     6.625         359          700            75.62
9.950.............    679        259,236,307.12     99.06       381,791.32     4.831         359          697            74.99
10.950............      2            700,981.85      0.27       350,490.93     6.765         359          729            79.60
11.450............      2            617,867.43      0.24       308,933.72     5.396         359          739            85.06
12.075............      2            854,465.16      0.33       427,232.58     7.212         357          748            80.00
                      ---      ----------------  --------
   Total..........    686      $ 261,685,014.03    100.00%
                      ===      ================  ========

                             MINIMUM MORTGAGE RATES

                                                                                     WEIGHTED
                                                 PERCENT OF   AVERAGE     WEIGHTED    AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE       MORTGAGE   PRINCIPAL     AVERAGE   REMAINING    WEIGHTED        AVERAGE
MINIMUM                 OF        PRINCIPAL       LOANS IN    BALANCE      CURRENT    TERM TO      AVERAGE        ORIGINAL
MORTGAGE             MORTGAGE      BALANCE          LOAN    OUTSTANDING   MORTGAGE   MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)              LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)      SCORE         RATIO (%)
-----------------    -------- ----------------   ---------- -----------   --------   ---------   -----------   -------------
1.000............        1    $     319,272.29      0.12%    319,272.29     4.125       358          713            80.00
1.500............        1          377,543.48      0.14     377,543.48     4.625       359          660            82.41
2.625............        1          975,000.00      0.37     975,000.00     1.000       360          747            74.43
3.000............        6        3,627,633.82      1.39     604,605.64     5.261       358          705            72.85
3.050............        2          606,649.83      0.23     303,324.92     3.969       354          690            72.53
3.125............        3        1,499,163.54      0.57     499,721.18     2.481       360          773            78.22
3.200............        4        2,304,378.61      0.88     576,094.65     2.833       360          684            64.92
3.250............       10        6,275,883.50      2.40     627,588.35     5.990       359          727            60.24
3.275............        3          944,477.85      0.36     314,825.95     6.375       359          720            77.53
3.325............        1          326,001.06      0.12     326,001.06     6.375       346          700            80.00
3.350............        7        2,601,562.88      0.99     371,651.84     5.048       359          689            69.93
3.375............        8        4,001,718.94      1.53     500,214.87     3.775       360          725            76.74
3.400............        1          407,101.90      0.16     407,101.90     6.500       359          668            80.00
3.425............        6        3,500,859.98      1.34     583,476.66     3.466       360          717            70.46
3.450............        2          690,468.96      0.26     345,234.48     1.875       359          660            78.47
3.500............       21        9,394,904.95      3.59     447,376.43     5.559       359          713            74.59
3.525............        1          233,507.39      0.09     233,507.39     6.625       357          641            65.28
3.550............        4        2,709,797.54      1.04     677,449.39     2.211       360          690            69.90
3.575............       17        7,182,794.79      2.74     422,517.34     5.199       359          686            68.08
3.600............        4        1,304,995.71      0.50     326,248.93     1.987       359          706            77.80
3.625............       16        6,802,578.50      2.60     425,161.16     5.526       359          691            76.97
3.650............       11        3,321,708.58      1.27     301,973.51     5.521       358          694            70.81
3.670............        1          821,043.62      0.31     821,043.62     6.750       356          723            75.00
3.675............        4        1,594,047.57      0.61     398,511.89     2.091       359          690            73.76
3.700............        9        4,478,145.22      1.71     497,571.69     5.298       359          711            72.59
3.725............       13        4,828,614.40      1.85     371,431.88     3.364       359          718            78.88
3.750............       22        9,854,193.85      3.77     447,917.90     4.556       359          699            74.62
3.800............       18        8,442,022.52      3.23     469,001.25     5.190       359          708            75.79
3.825............        6        1,351,329.13      0.52     225,221.52     2.053       360          665            76.86
3.850............       16        7,700,307.43      2.94     481,269.21     6.237       358          703            71.47
3.875............       21        9,882,093.50      3.78     470,575.88     4.782       359          696            77.16
3.900............        5        1,235,797.08      0.47     247,159.42     3.387       359          687            77.03
3.925............       41       13,319,818.36      5.09     324,873.62     4.520       359          702            72.49
3.950............        4        1,074,553.67      0.41     268,638.42     2.354       359          695            63.13
3.975............        2          631,920.00      0.24     315,960.00     1.889       360          700            80.00
4.000............       35       14,726,513.71      5.63     420,757.53     5.509       359          698            73.37
4.025............        1          192,000.00      0.07     192,000.00     2.750       360          642            71.11
4.050............       11        5,560,335.31      2.12     505,485.03     4.114       359          681            77.54
4.075............        1          262,026.34      0.10     262,026.34     7.125       356          711            80.00
4.100............       20        8,089,055.93      3.09     404,452.80     2.495       359          699            69.72
4.125............        7        2,703,526.44      1.03     386,218.06     5.216       359          657            77.12
4.150............      153       51,060,492.88     19.51     333,728.71     5.124       359          703            76.54

                                                                                     WEIGHTED
                                                 PERCENT OF   AVERAGE     WEIGHTED    AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE       MORTGAGE   PRINCIPAL     AVERAGE   REMAINING    WEIGHTED        AVERAGE
MINIMUM                 OF        PRINCIPAL       LOANS IN    BALANCE      CURRENT    TERM TO      AVERAGE        ORIGINAL
MORTGAGE             MORTGAGE      BALANCE          LOAN    OUTSTANDING   MORTGAGE   MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)              LOANS      OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)      SCORE         RATIO (%)
-----------------    -------- ----------------   ---------- -----------   --------   ---------   -----------   -------------
4.175............       10        2,869,004.54      1.10     286,900.45     5.535       359          678            78.23
4.190............        1          274,529.46      0.10     274,529.46     7.250       358          624            90.00
4.200............        1          142,500.00      0.05     142,500.00     4.000       360          736            95.00
4.225............        7        2,116,274.41      0.81     302,324.92     7.250       357          723            79.50
4.250............       74       26,586,741.73     10.16     359,280.29     4.957       359          679            75.84
4.275............        1          260,800.00      0.10     260,800.00     2.250       360          727            80.00
4.300............       33       11,511,174.47      4.40     348,823.47     4.743       359          685            76.47
4.350............        1          252,000.00      0.10     252,000.00     1.750       360          670            80.00
4.375............        1          241,351.16      0.09     241,351.16     7.500       357          784            90.00
4.400............        3          869,017.57      0.33     289,672.52     2.890       360          668            74.69
4.475............        3          682,234.09      0.26     227,411.36     5.637       358          725            88.23
4.500............        1           90,900.00      0.03      90,900.00     4.000       360          681            90.00
4.525............        2          503,177.08      0.19     251,588.54     6.574       359          656            91.50
4.625............        1          216,600.00      0.08     216,600.00     4.125       360          765            95.00
4.675............        3          647,623.00      0.25     215,874.33     4.164       360          761            91.70
4.700............        1          233,700.00      0.09     233,700.00     3.000       360          691            89.88
4.750............        2          888,135.73      0.34     444,067.87     5.924       359          709            87.16
4.800............        1          251,603.41      0.10     251,603.41     7.875       359          681            83.93
4.850............        2          627,810.10      0.24     313,905.05     7.875       359          686            85.00
4.900............        1          485,446.00      0.19     485,446.00     3.250       360          630            90.00
4.975............        1          261,696.19      0.10     261,696.19     8.000       357          694            90.00
5.050............        2          343,007.50      0.13     171,503.75     6.094       359          681            90.00
5.125............        1          211,668.39      0.08     211,668.39     8.250       358          669            87.04
5.150............        2          345,125.27      0.13     172,562.64     6.218       359          667            91.04
5.250............        1          281,200.00      0.11     281,200.00     4.500       360          623            95.00
5.275............        2          583,659.17      0.22     291,829.59     8.375       358          646            89.99
5.350............        1          297,000.00      0.11     297,000.00     4.500       360          681            90.00
5.375............        2          738,350.00      0.28     369,175.00     4.254       360          714            94.07
5.400............        1          252,000.00      0.10     252,000.00     4.750       360          620            90.00
5.500............        1          337,867.43      0.13     337,867.43     8.625       359          723            90.00
5.600............        1          324,000.00      0.12     324,000.00     4.750       360          627            90.00
5.650............        1          495,476.27      0.19     495,476.27     8.750       358          625            90.00
5.850............        1          247,500.00      0.09     247,500.00     4.750       360          622            90.00
                       ---    ----------------    ------
   Total.........      686    $ 261,685,014.03    100.00%
                       ===    ================    ======

                          INITIAL RATE ADJUSTMENT DATES

                                                                                           WEIGHTED
                                                   PERCENT OF     AVERAGE       WEIGHTED   AVERAGE                      WEIGHTED
                       NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL      AVERAGE    REMAINING     WEIGHTED       AVERAGE
INITIAL RATE             OF         PRINCIPAL       LOANS IN      BALANCE       CURRENT    TERM TO       AVERAGE        ORIGINAL
ADJUSTMENT            MORTGAGE       BALANCE          LOAN      OUTSTANDING     MORTGAGE    MATURITY   FICO CREDIT    LOAN-TO-VALUE
DATE                    LOANS      OUTSTANDING       GROUP 2        ($)         RATE (%)   (MONTHS)       SCORE         RATIO (%)
-------------------   --------  ----------------   ----------   -----------    ---------   ---------   -----------    -------------
December 1, 2004...        1    $     326,001.06       0.12%     326,001.06       6.375       346          700            80.00
March 1, 2005......        1          323,899.83       0.12      323,899.83       6.125       349          676            80.00
July 1, 2005.......        1          294,244.36       0.11      294,244.36       7.125       353          698            80.00
August 1, 2005.....        4          881,574.23       0.34      220,393.56       7.250       354          705            80.00
September 1, 2005..        1          159,306.13       0.06      159,306.13       7.250       355          704            80.00
October 1, 2005....        4        1,127,667.72       0.43      281,916.93       7.088       356          745            83.08
November 1, 2005...       24        9,118,661.03       3.48      379,944.21       6.931       357          702            80.95
December 1, 2005...       64       26,955,595.26      10.30      421,181.18       6.983       358          697            73.37
January 1, 2006....      291      116,705,813.38      44.60      401,050.91       7.012       359          700            74.73
February 1, 2006...      229       84,429,908.07      32.26      368,689.55       1.523       360          696            75.36
March 1, 2006......       28        9,991,652.96       3.82      356,844.75       2.002       359          688            72.10
April 1, 2006......       37       11,242,440.00       4.30      303,849.73       2.462       360          688            75.75
May 1, 2006........        1          128,250.00       0.05      128,250.00       4.750       360          690            95.00
                         ---    ----------------     ------
   Total...........      686    $ 261,685,014.03     100.00%
                         ===    ================     ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                             WEIGHTED
                                                     PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                    WEIGHTED
                                     AGGREGATE        MORTGAGE     PRINCIPAL     AVERAGE    REMAINING                   AVERAGE
                     NUMBER OF       PRINCIPAL        LOANS IN      BALANCE      CURRENT     TERM TO      WEIGHTED      ORIGINAL
MAXIMUM NEGATIVE      MORTGAGE        BALANCE           LOAN      OUTSTANDING    MORTGAGE    MATURITY    AVERAGE FICO  LOAN-TO-VALUE
AMORTIZATION(%)        LOANS        OUTSTANDING       GROUP 2        ($)         RATE (%)    (MONTHS)   CREDIT SCORE     RATIO (%)
----------------     ---------   -----------------   ----------   -----------   ---------   ---------   ------------- --------------
110..............         23    $  10,028,060.09        3.83%     436,002.61      3.459          359           699          75.47
115..............        663      251,656,953.94       96.17      379,573.08      4.902          359           698          75.02
  Total..........      -----    ----------------     -------
                         686    $ 261,685,014.03      100.00%
                       =====    ================      ======

-----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                            WEIGHTED
                                                    PERCENT OF     AVERAGE      WEIGHTED    AVERAGE     WEIGHTED       WEIGHTED
                                    AGGREGATE        MORTGAGE     PRINCIPAL      AVERAGE    REMAINING    AVERAGE       AVERAGE
                      NUMBER OF     PRINCIPAL        LOANS IN      BALANCE       CURRENT     TERM TO      FICO         ORIGINAL
FIXED RATE PERIOD     MORTGAGE       BALANCE           LOAN      OUTSTANDING    MORTGAGE    MATURITY     CREDIT      LOAN-TO-VALUE
(MONTHS)                LOANS      OUTSTANDING        GROUP 2        ($)        RATE (%)    (MONTHS)      SCORE         RATIO (%)
-----------------     ---------  -------------      ----------   ------------   --------    ---------   --------     -------------
1................        609   $ 235,526,700.20       90.00%     386,743.35      5.073         359         698             75.29
3...............          77      26,158,313.83       10.00      339,718.36      2.808         359         691             72.80
   Total.........     -------  ----------------     -------
                         686   $ 261,685,014.03      100.00%
                      =======  ================     =======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                          WEIGHTED
                                                 PERCENT OF     AVERAGE     WEIGHTED      AVERAGE      WEIGHTED      WEIGHTED
                                  AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE     REMAINING     AVERAGE       AVERAGE
PREPAYMENT          NUMBER OF     PRINCIPAL       LOANS IN      BALANCE      CURRENT      TERM TO        FICO        ORIGINAL
CHARGE PERIOD        MORTGAGE      BALANCE          LOAN      OUTSTANDING   MORTGAGE      MATURITY      CREDIT     LOAN-TO-VALUE
(MONTHS)             LOANS       OUTSTANDING       GROUP 2        ($)        RATE (%)     (MONTHS)       SCORE       RATIO (%)
-------------       ---------  ----------------  ----------   -----------   ---------    ----------    --------    -------------
0............          259  $  94,140,534.84      35.97%      363,476.97       5.023        359           703           75.50
12...........          202     84,851,489.81      32.43       420,056.88       4.973        359           694           75.24
36...........          225     82,692,989.38      31.60       367,524.40       4.517        359           696           74.31
   Total.....      -------  ----------------     ------
                       686  $ 261,685,014.03     100.00%
                   =======  ================     ======

                                  LOAN GROUP 3

                                  LOAN PROGRAMS


                                                                                              WEIGHTED
                                                       PERCENTOF OF    AVERAGE    WEIGHTED    AVERAGE                   WEIGHTED
                           NUMBER       AGGREGATE        MORTGAGE     PRINCIPAL    AVERAGE    REMAINING    WEIGHTED     AVERAGE
                            OF          PRINCIPAL       LOANS IN       BALANCE     CURRENT     TERM TO     AVERAGE      ORIGINAL
TYPE OF                   MORTGAGE       BALANCE         LOAN        OUTSTANDING  MORTGAGE    MATURITY   FICO CREDIT  LOAN-TO-VALUE
PROGRAM                     LOANS      OUTSTANDING      GROUP 3         ($)        RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------                   --------   ---------------   -----------   -----------  ---------  ----------  -----------  -------------
Eleventh District COFI..      222  $  56,806,388.03        24.72%    255,884.63      6.491        358           701         91.12
One-Month LIBOR.........      342     90,600,271.92        39.43     264,913.08      6.769        358           702         91.41
One-Year MTA............      279     82,375,908.98        35.85     295,254.15      5.345        359           702         91.84
   Total................   ------  ----------------      -------
                              843  $ 229,782,568.93       100.00%
                           ======  ================      =======

                            CURRENT MORTGAGE RATES(1)


                                                                                  WEIGHTED
                                                  PERCENT OF                      AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE        MORTGAGE       AVERAGE        REMAINING     WEIGHTED       AVERAGE
                       OF         PRINCIPAL        LOANS IN      PRINCIPAL        TERM TO       AVERAGE       ORIGINAL
CURRENT              MORTGAGE      BALANCE           LOAN         BALANCE         MATURITY    FICO CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)     LOANS      OUTSTANDING       GROUP 3     OUTSTANDING ($)    (MONTHS)       SCORE        RATIO (%)
----------------     --------  ---------------    ----------   ---------------   ----------   -----------   -------------
0.800........             1   $   340,463.28          0.15%       340,463.28          358           678          90.00
2.000........            32     9,949,673.00          4.33        310,927.28          360           693          89.96
2.100........             1       650,000.00          0.28        650,000.00          360           685          87.84
2.190........             2       971,550.00          0.42        485,775.00          360           687          90.00
2.205........             1       254,250.00          0.11        254,250.00          360           780          90.00
2.260........             1       112,500.00          0.05        112,500.00          360           661          90.00
2.280........             1       159,300.00          0.07        159,300.00          360           697          90.00
2.500........            32     8,820,939.38          3.84        275,654.36          360           688          89.83
2.640........             1        58,500.00          0.03         58,500.00          360           684          90.00
2.670........             1       574,000.00          0.25        574,000.00          360           690          87.63
2.685........             1       387,000.00          0.17        387,000.00          360           712          90.00
2.690........             1       472,500.00          0.21        472,500.00          360           682          90.00
2.750........            12     3,649,695.72          1.59        304,141.31          359           711          90.20
2.760........             2       500,300.00          0.22        250,150.00          360           621          89.98
2.790........             1       225,000.00          0.10        225,000.00          360           766          90.00
2.815........             3       764,100.00          0.33        254,700.00          360           668          90.00
2.840........             1       330,000.00          0.14        330,000.00          360           634          89.19
2.855........             2       724,000.00          0.32        362,000.00          360           682          89.39
2.865........             1       370,103.88          0.16        370,103.88          358           752          89.98
2.875........             2       396,000.00          0.17        198,000.00          360           724          90.00
2.940........             8     2,654,500.00          1.16        331,812.50          360           677          89.83
2.990........             1       375,932.93          0.16        375,932.93          359           682          87.97
3.000........            49    12,981,488.00          5.65        264,928.33          360           721          94.42
3.040........             1       181,200.00          0.08        181,200.00          360           676          89.93
3.125........             1        86,707.36          0.04         86,707.36          358           784          89.69
3.200........             1       522,500.00          0.23        522,500.00          360           715          95.00
3.205........             6     1,418,798.00          0.62        236,466.33          360           727          95.00
3.245........             2       553,050.00          0.24        276,525.00          360           727          94.88
3.250........            10     2,515,137.13          1.09        251,513.71          359           684          89.99
3.295........             1       350,052.67          0.15        350,052.67          358           683          90.00
3.315........             1       175,500.00          0.08        175,500.00          360           658          90.00
3.325........             1       288,837.36          0.13        288,837.36          358           814          95.00
3.345........             5     1,186,655.00          0.52        237,331.00          360           716          94.19
3.385........             1       185,020.00          0.08        185,020.00          360           818          94.88
3.395........             1       217,550.00          0.09        217,550.00          360           696          95.00
3.455........             3       759,905.00          0.33        253,301.67          360           721          95.00
3.500........            13     3,315,310.00          1.44        255,023.85          360           672          93.16
3.540........             1       551,902.36          0.24        551,902.36          358           621          89.85
3.590........             1       134,569.87          0.06        134,569.87          358           641          90.00
3.595........             4       942,150.00          0.41        235,537.50          360           704          93.44
3.635........             1       308,000.00          0.13        308,000.00          360           686          94.77


                                                                                  WEIGHTED
                                                  PERCENT OF                      AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE        MORTGAGE       AVERAGE        REMAINING     WEIGHTED       AVERAGE
                       OF          PRINCIPAL       LOANS IN      PRINCIPAL        TERM TO       AVERAGE       ORIGINAL
CURRENT              MORTGAGE      BALANCE          LOAN          BALANCE         MATURITY    FICO CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)     LOANS      OUTSTANDING       GROUP 3      OUTSTANDING ($)    (MONTHS)       SCORE        RATIO (%)
----------------     --------  ---------------    ----------   ---------------   ----------   -----------   -------------
3.750..........          14     4,287,226.81          1.87        306,230.49          359           717          93.91
3.755..........           1       352,965.47          0.15        352,965.47          359           691          95.00
3.950..........           1       178,356.32          0.08        178,356.32          359           732          95.00
3.955..........           1       235,600.00          0.10        235,600.00          360           729          95.00
4.000..........           1       141,551.99          0.06        141,551.99          358           628          95.00
4.095..........           1       256,184.61          0.11        256,184.61          359           700          95.00
4.115..........           1       336,455.70          0.15        336,455.70          358           716          95.00
4.250..........           2       383,651.48          0.17        191,825.74          359           649          94.56
4.500..........           1       175,150.00          0.08        175,150.00          360           686          94.98
4.530..........           1       197,500.65          0.09        197,500.65          358           630          95.00
5.250..........           1       118,613.79          0.05        118,613.79          359           698          95.00
5.580..........           1       291,239.07          0.13        291,239.07          359           771          95.00
5.905..........           1       150,506.40          0.07        150,506.40          356           673          90.00
5.955..........           1        85,359.35          0.04         85,359.35          358           687          95.00
6.000..........           2       603,545.39          0.26        301,772.70          358           785          94.99
6.110..........           1       421,331.78          0.18        421,331.78          357           813          87.71
6.125..........           5     1,211,371.50          0.53        242,274.30          358           697          90.97
6.135..........           1       334,425.13          0.15        334,425.13          359           758          88.86
6.210..........           1       367,121.88          0.16        367,121.88          358           714          90.00
6.230..........           1       442,049.52          0.19        442,049.52          356           696          95.00
6.250..........           6     1,714,612.48          0.75        285,768.75          359           718          90.72
6.270..........           1       319,615.87          0.14        319,615.87          357           697          93.82
6.335..........           1       314,065.84          0.14        314,065.84          358           751          90.00
6.365..........           1       208,705.52          0.09        208,705.52          359           785          95.00
6.375..........          11     2,360,150.13          1.03        214,559.10          358           712          93.70
6.380..........           1       417,297.88          0.18        417,297.88          359           695          95.00
6.430..........           1       255,285.45          0.11        255,285.45          357           747          90.00
6.455..........           1       102,929.77          0.04        102,929.77          359           741          95.00
6.500..........          19     6,150,193.11          2.68        323,694.37          358           702          92.40
6.520..........           2       633,365.34          0.28        316,682.67          359           731          94.89
6.540..........           2       553,099.62          0.24        276,549.81          358           735          93.43
6.555..........           1       132,968.07          0.06        132,968.07          358           666          88.67
6.565..........           1       186,878.76          0.08        186,878.76          359           765          90.00
6.575..........           1       432,531.09          0.19        432,531.09          358           682          95.00
6.585..........           2       392,187.05          0.17        196,093.53          358           737          90.00
6.615..........           2       266,672.96          0.12        133,336.48          359           701          92.67
6.620..........           1       327,308.51          0.14        327,308.51          359           681          95.00
6.625..........          29     8,393,026.01          3.65        289,414.69          358           696          92.19
6.655..........           1       229,472.82          0.10        229,472.82          357           631          91.68
6.665..........           2       397,932.10          0.17        198,966.05          357           761          90.55
6.675..........           3       719,700.98          0.31        239,900.33          359           676          89.89
6.705..........           2       710,180.48          0.31        355,090.24          359           761          93.75
6.725..........           2       659,959.60          0.29        329,979.80          358           722          90.00
6.730..........           3     1,030,545.38          0.45        343,515.13          358           694          87.59
6.735..........           1        72,131.90          0.03         72,131.90          357           752          90.00
6.740..........           1       227,692.88          0.10        227,692.88          359           773          95.00
6.750..........          18     5,249,007.78          2.28        291,611.54          359           685          91.88
6.755..........           1        80,633.66          0.04         80,633.66          359           688          95.00
6.770..........           1       255,171.46          0.11        255,171.46          358           681          95.00
6.790..........           1       360,467.97          0.16        360,467.97          356           700          87.56
6.805..........           1       143,783.11          0.06        143,783.11          359           627          90.00
6.815..........           1       272,783.78          0.12        272,783.78          358           668          90.00
6.825..........           2       495,304.03          0.22        247,652.02          356           690          94.29
6.830..........           2       488,801.87          0.21        244,400.94          358           769          91.42
6.855..........           1       530,234.92          0.23        530,234.92          359           654          90.00
6.860..........           1       509,484.53          0.22        509,484.53          357           687          90.00
6.865..........           4     1,416,657.23          0.62        354,164.31          358           695          90.45
6.875..........          57    16,467,033.01          7.17        288,895.32          358           707          92.08
6.895..........           1       222,949.28          0.10        222,949.28          359           679          95.00
6.905..........           1       131,280.28          0.06        131,280.28          357           697          92.91
6.940..........           1       463,629.76          0.20        463,629.76          358           661          90.00
6.965..........           1       175,577.59          0.08        175,577.59          358           655          90.00
6.985..........           1       262,487.60          0.11        262,487.60          357           638          90.00
6.990..........           3       825,602.32          0.36        275,200.77          358           677          91.03


                                                                                  WEIGHTED
                                                  PERCENT OF                      AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE        MORTGAGE       AVERAGE        REMAINING     WEIGHTED       AVERAGE
                       OF          PRINCIPAL       LOANS IN      PRINCIPAL        TERM TO       AVERAGE       ORIGINAL
CURRENT              MORTGAGE      BALANCE          LOAN          BALANCE         MATURITY    FICO CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)     LOANS      OUTSTANDING       GROUP 3      OUTSTANDING ($)   (MONTHS)        SCORE        RATIO (%)
----------------     --------  ---------------    ----------   ---------------   ----------   -----------   -------------
7.000..........          59    16,737,859.42          7.28        283,692.53          358           703          91.62
7.015..........           1       449,322.84          0.20        449,322.84          358           730          90.00
7.020..........           1       375,524.12          0.16        375,524.12          358           683          95.00
7.025..........           1       506,111.19          0.22        506,111.19          359           704          89.73
7.040..........           1       393,355.49          0.17        393,355.49          357           783          95.00
7.055..........           1       152,275.52          0.07        152,275.52          357           662          90.00
7.065..........           1       419,394.38          0.18        419,394.38          357           676          89.99
7.070..........           1       196,126.35          0.09        196,126.35          357           692          93.81
7.080..........           1       177,410.70          0.08        177,410.70          359           776          95.00
7.090..........           1       323,427.63          0.14        323,427.63          357           629          89.99
7.115..........           1       158,664.38          0.07        158,664.38          357           686          90.00
7.120..........           1       399,461.19          0.17        399,461.19          359           687          94.12
7.125..........          33     8,735,842.83          3.80        264,722.51          358           705          91.13
7.135..........           1       327,308.51          0.14        327,308.51          359           734          95.00
7.140..........           2       742,732.80          0.32        371,366.40          358           669          89.99
7.155..........           1       177,840.47          0.08        177,840.47          356           688          90.77
7.165..........           2       392,603.40          0.17        196,301.70          359           697          89.05
7.170..........           1       241,180.58          0.10        241,180.58          356           692          90.00
7.190..........           6     1,783,075.91          0.78        297,179.32          358           672          89.56
7.205..........           1       201,116.23          0.09        201,116.23          359           787          95.00
7.225..........           1       321,639.69          0.14        321,639.69          357           792          89.99
7.230..........           2       617,383.64          0.27        308,691.82          357           657          90.00
7.235..........           1       133,153.91          0.06        133,153.91          357           669          89.93
7.240..........           2       360,879.66          0.16        180,439.83          359           674          89.05
7.250..........          74    18,961,675.47          8.25        256,238.86          358           701          91.05
7.260..........           1       137,732.23          0.06        137,732.23          358           666          94.97
7.265..........           1       603,230.57          0.26        603,230.57          358           621          90.00
7.270..........           1       371,898.37          0.16        371,898.37          359           673          95.00
7.290..........           1       130,299.07          0.06        130,299.07          359           717          90.00
7.295..........           1       554,317.19          0.24        554,317.19          359           665          87.57
7.305..........           2       516,758.80          0.22        258,379.40          358           652          89.32
7.315..........           3     1,112,940.74          0.48        370,980.25          358           684          89.99
7.330..........           1       248,862.95          0.11        248,862.95          359           756          90.00
7.355..........           2       776,217.59          0.34        388,108.80          358           687          89.37
7.360..........           1       124,557.26          0.05        124,557.26          357           659          90.00
7.365..........           2       493,389.09          0.21        246,694.55          358           688          93.36
7.375..........          25     6,120,269.27          2.66        244,810.77          358           688          91.70
7.390..........           1       395,290.44          0.17        395,290.44          359           689          89.98
7.395..........           1       200,551.73          0.09        200,551.73          356           697          95.00
7.415..........           1       274,496.66          0.12        274,496.66          356           717          94.14
7.430..........           1       184,971.81          0.08        184,971.81          357           694          90.00
7.440..........           2     1,035,607.15          0.45        517,803.58          358           674          89.99
7.455..........           2       436,582.13          0.19        218,291.07          359           730          94.91
7.460..........           1       137,094.83          0.06        137,094.83          358           723          88.39
7.465..........           2       725,739.33          0.32        362,869.67          356           676          89.19
7.475..........           2       752,472.10          0.33        376,236.05          358           743          90.00
7.480..........           1       284,439.69          0.12        284,439.69          356           768          89.84
7.490..........           2       356,303.56          0.16        178,151.78          357           729          92.47
7.500..........          14     2,945,950.91          1.28        210,425.07          358           676          91.44
7.505..........           1       271,842.87          0.12        271,842.87          358           677          95.00
7.515..........           1       112,237.23          0.05        112,237.23          358           699          90.00
7.555..........           2       686,144.30          0.30        343,072.15          358           649          89.91
7.565..........           3       789,687.49          0.34        263,229.16          357           673          90.00
7.580..........           2       513,801.81          0.22        256,900.91          358           753          93.02
7.585..........           1       125,949.03          0.05        125,949.03          357           804          90.00
7.600..........           4       928,673.17          0.40        232,168.29          357           760          89.97
7.605..........           1       271,492.40          0.12        271,492.40          357           663          90.00
7.610..........           2       349,649.35          0.15        174,824.68          359           686          90.00
7.615..........           1       184,209.64          0.08        184,209.64          359           665          90.00
7.620..........           1       500,460.60          0.22        500,460.60          357           792          90.00
7.625..........          14     3,863,400.47          1.68        275,957.18          358           708          90.48
7.630..........           1       134,623.15          0.06        134,623.15          359           674          95.00
7.665..........           1       107,833.17          0.05        107,833.17          359           731          90.00
7.680..........           1       211,646.39          0.09        211,646.39          358           794          90.00

                                                                                  WEIGHTED
                                                  PERCENT OF                      AVERAGE                     WEIGHTED
                      NUMBER      AGGREGATE        MORTGAGE       AVERAGE        REMAINING     WEIGHTED       AVERAGE
                       OF          PRINCIPAL       LOANS IN      PRINCIPAL        TERM TO       AVERAGE       ORIGINAL
CURRENT              MORTGAGE      BALANCE           LOAN         BALANCE         MATURITY    FICO CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)     LOANS      OUTSTANDING       GROUP 3     OUTSTANDING ($)    (MONTHS)       SCORE        RATIO (%)
----------------     --------  ---------------    ----------   ---------------   ----------   -----------   -------------
7.690..........           2       263,971.30          0.11        131,985.65          359           707          89.99
7.705..........           1       190,024.61          0.08        190,024.61          358           752          95.00
7.725..........           2       444,198.08          0.19        222,099.04          357           788          90.00
7.740..........           1       245,933.64          0.11        245,933.64          357           771          94.23
7.745..........           1       185,406.71          0.08        185,406.71          358           712          95.00
7.750..........          34     8,164,815.05          3.55        240,141.62          358           708          90.81
7.755..........           1       139,798.29          0.06        139,798.29          359           628          87.50
7.765..........           1       364,291.19          0.16        364,291.19          358           712          87.71
7.795..........           1       329,932.85          0.14        329,932.85          359           668          89.81
7.800..........           1       201,708.89          0.09        201,708.89          359           668          90.00
7.815..........           3     1,096,015.97          0.48        365,338.66          358           671          89.10
7.840..........           1       381,289.31          0.17        381,289.31          357           675          90.00
7.850..........           1       222,402.84          0.10        222,402.84          358           728          90.00
7.860..........           2       441,624.79          0.19        220,812.40          359           722          90.00
7.865..........           1       147,402.43          0.06        147,402.43          358           652          95.00
7.875..........           2       550,367.82          0.24        275,183.91          359           738          90.00
7.890..........           1       244,528.89          0.11        244,528.89          356           639          90.00
7.915..........           3       739,989.23          0.32        246,663.08          357           706          92.77
7.930..........           1       200,173.59          0.09        200,173.59          358           668          88.61
7.940..........           1       356,745.42          0.16        356,745.42          357           665          90.00
7.955..........           1       278,458.73          0.12        278,458.73          357           703          95.00
7.985..........           6     1,190,848.46          0.52        198,474.74          359           697          89.97
7.990..........           3       690,058.15          0.30        230,019.38          358           731          92.27
7.995..........           1       254,003.76          0.11        254,003.76          354           763          95.00
8.000..........           2       672,601.61          0.29        336,300.81          357           756          90.00
8.010..........           1       252,195.66          0.11        252,195.66          358           760          93.33
8.015..........           1       337,894.94          0.15        337,894.94          358           663          90.00
8.035..........           1        97,047.03          0.04         97,047.03          359           711          90.00
8.055..........           2       527,506.59          0.23        263,753.30          359           682          90.00
8.100..........           2       485,386.91          0.21        242,693.46          359           759          89.91
8.140..........           1       152,779.55          0.07        152,779.55          359           649          90.00
8.150..........           2       805,633.04          0.35        402,816.52          358           731          89.95
8.180..........           1       144,435.09          0.06        144,435.09          357           628          90.00
8.190..........           3     1,073,822.92          0.47        357,940.97          359           665          90.00
8.230..........           1       292,049.64          0.13        292,049.64          359           672          90.00
8.240..........           1       257,786.33          0.11        257,786.33          358           736          89.97
8.350..........           1       196,970.26          0.09        196,970.26          358           750          89.98
8.365..........           1       180,577.87          0.08        180,577.87          357           705          90.00
8.455..........           1       180,653.08          0.08        180,653.08          357           753          90.00
   Total            -------  ---------------       -------
                        843  $229.782,568.93        100.00%
                    =======  ===============       =======

--------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 (as so adjusted) is expected to be approximately 5.903% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 is expected to be approximately 6.190% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                         PERCENT                             WEIGHTED
                                                           OF         AVERAGE    WEIGHTED     AVERAGE                   WEIGHTED
RANGE OF                      NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL   AVERAGE     REMAINING    WEIGHTED      AVERAGE
CURRENT MORTGAGE                OF        PRINCIPAL      LOANS IN     BALANCE    CURRENT      TERM TO     AVERAGE       ORIGINAL
LOAN PRINCIPAL               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE     MATURITY   FICO CREDIT  LOAN-TO-VALUE
BALANCES ($)                   LOANS     OUTSTANDING     GROUP 3        ($)       RATE (%)    (MONTHS)     SCORE       RATIO (%)
---------------------------- --------  ---------------- --------   ------------ ----------  ----------  -----------  --------------
      0.01 -   50,000.01 ...     2     $      78,913.85    0.03%      39,456.93    5.957        358         704          90.00
 50,000.01 -  100,000.00 ...    21         1,742,631.30    0.76       82,982.44    6.425        358         699          91.38
100,000.01 -  150,000.00 ...    92        11,669,631.07    5.08      126,843.82    6.857        358         701          91.54
150,000.01 -  200,000.00 ...   145        25,594,773.25   11.14      176,515.68    6.164        359         706          91.66
200,000.01 -  250,000.00 ...   150        34,076,023.28   14.83      227,173.49    6.158        359         708          92.08
250,000.01 -  300,000.00 ...   130        35,792,030.51   15.58      275,323.31    6.197        359         704          92.00
300,000.01 -  350,000.00 ...    99        32,135,620.64   13.99      324,602.23    6.215        359         698          91.61
350,000.01 -  400,000.00 ...    97        36,473,526.35   15.87      376,015.74    6.167        359         699          91.43
400,000.01 -  450,000.00 ...    43        18,281,964.96    7.96      425,161.98    6.340        358         699          90.96
450,000.01 -  500,000.00 ...    20         9,432,603.67    4.11      471,630.18    5.756        359         708          92.03
500,000.01 -  550,000.00 ...    21        10,928,918.49    4.76      520,424.69    6.113        358         708          90.08
550,000.01 -  600,000.00 ...    15         8,522,231.02    3.71      568,148.73    5.354        359         679          89.42
600,000.01 -  650,000.00 ...     7         4,402,994.95    1.92      628,999.28    6.748        359         682          90.41
650,000.01 -  700,000.00 ...     1           650,705.59    0.28      650,705.59    6.500        357         681          88.70
                               ---     ----------------  ------
   Total...............        843     $ 229,782,568.93  100.00%
                               ===     ================  ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 3 is approximately $272,577.

                              FICO CREDIT SCORES(1)

                                                      PERCENT                             WEIGHTED
                                                         OF       AVERAGE     WEIGHTED     AVERAGE     WEIGHTED       WEIGHTED
                          NUMBER       AGGREGATE      MORTGAGE   PRINCIPAL    AVERAGE     REMAINING    AVERAGE        AVERAGE
RANGE OF                    OF         PRINCIPAL       LOANS      BALANCE     CURRENT      TERM TO       FICO        ORIGINAL
FICO CREDIT              MORTGAGE       BALANCE       IN LOAN   OUTSTANDING   MORTGAGE    MATURITY      CREDIT     LOAN-TO-VALUE
SCORES                    LOANS      OUTSTANDING      GROUP 3       ($)       RATE (%)    (MONTHS)       SCORE        RATIO (%)
------------------       --------  ---------------   ---------  ------------ ----------  ----------   -----------  --------------
561-580...............       1     $    197,427.51      0.09%     197,427.51    7.375        359         569           95.00
601-620...............       5        1,155,878.43      0.50      231,175.69    4.856        359         617           91.10
621-640...............      35        9,280,789.95      4.04      265,165.43    6.202        358         632           90.80
641-660...............      70       19,030,874.69      8.28      271,869.64    6.177        358         653           90.76
661-680...............     184       51,330,036.46     22.34      278,967.59    6.274        359         671           90.38
681-700...............     167       47,436,354.89     20.64      284,050.03    5.907        359         690           91.47
701-720...............     123       34,323,093.12     14.94      279,049.54    6.179        359         710           92.51
721-740...............      89       24,939,231.97     10.85      280,216.09    6.476        359         729           92.06
741-760...............      68       16,791,725.18      7.31      246,937.14    6.373        358         750           92.21
761-780...............      55       14,044,687.83      6.11      255,357.96    6.341        358         771           92.21
781-800...............      36        8,938,158.10      3.89      248,282.17    5.809        358         789           92.10
801-820...............      10        2,314,310.80      1.01      231,431.08    7.043        358         811           92.05
                           ---     ---------------    ------
   Total..............     843     $229,782,568.93    100.00%
                           ===     ===============    ======

---------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 3 is approximately 701.

                             DOCUMENTATION PROGRAMS

                                                         PERCENT                             WEIGHTED                   WEIGHTED
                                                           OF         AVERAGE    WEIGHTED    AVERAGE                    AVERAGE
                              NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   REMAINING     WEIGHTED      ORIGINAL
                                OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    TERM TO      AVERAGE       LOAN-TO-
DOCUMENTATION                MORTGAGE      BALANCE        LOAN     OUTSTANDING   MORTGAGE    MATURITY   FICO CREDIT   VALUE RATIO
PROGRAMS                       LOANS     OUTSTANDING     GROUP 3        ($)       RATE (%)   (MONTHS)     SCORE          (%)
-----------------            -------- ----------------- --------   ------------  --------   ---------   -----------   ------------
Full/Alternative............   200    $  49,884,854.89   21.71%     249,424.27    6.514       358          697            91.60
No Income/No Asset..........     1          452,260.57    0.20      452,260.57    6.875       359          730            94.99
Reduced.....................   421      124,612,471.18   54.23      295,991.62    6.062       359          701            91.55
Stated Income/Stated Asset..   221       54,832,982.29   23.86      248,113.04    6.180       359          707            91.24
                               ---    ----------------  ------
   Total....................   843    $ 229,782,568.93  100.00%
                               ===    ================  ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                    PERCENT                             WEIGHTED
                                                      OF        AVERAGE     WEIGHTED    AVERAGE                     WEIGHTED
                         NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
RANGE OF ORIGINAL         OF         PRINCIPAL     LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
LOAN-TO-VALUE          MORTGAGE       BALANCE        LOAN     OUTSTANDING   MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATIOS (%)               LOANS      OUTSTANDING     GROUP 3       ($)       RATE (%)    (MONTHS)       SCORE        RATIO (%)
------------------     ---------  ---------------- ---------  -----------   --------   ----------   ------------  --------------
85.01 to 90.00.......     531     $ 149,457,987.02    65.04%    281,465.14     6.301       358          695            89.73
90.01 to 95.00.......     310        79,991,505.86    34.81     258,037.12     5.978       359          714            94.77
95.01 to 100.00......       2           333,076.05     0.14     166,538.03     7.304       357          717            96.14
                          ---     ----------------   ------
   Total.............     843     $ 229,782,568.93   100.00%
                          ===     ================   ======

---------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 3 is approximately 91.49%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 3 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                    PERCENT                            WEIGHTED
                                                      OF        AVERAGE    WEIGHTED     AVERAGE                    WEIGHTED
                         NUMBER       AGGREGATE     MORTGAGE    PRINCIPAL  AVERAGE     REMAINING     WEIGHTED       AVERAGE
                          OF         PRINCIPAL     LOANS IN     BALANCE    CURRENT      TERM TO      AVERAGE       ORIGINAL
                       MORTGAGE       BALANCE        LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
STATE                    LOANS      OUTSTANDING     GROUP 3       ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
-------                --------- ----------------- ---------  -----------  --------   ----------   -----------   ---------------
Alaska...............       2    $     628,693.58     0.27%    314,346.79    8.673       359          734            90.00
Arizona..............      36        9,501,204.28     4.13     263,922.34    6.827       358          691            91.75
California...........     137       50,179,070.32    21.84     366,270.59    6.560       359          700            90.73
Colorado.............      12        2,719,111.79     1.18     226,592.65    6.126       358          706            92.37
Connecticut..........       3          973,093.29     0.42     324,364.43    7.325       357          701            92.56
Delaware.............       1          117,748.24     0.05     117,748.24    8.500       359          680            90.00
District Of
 Columbia............       1          627,973.44     0.27     627,973.44    8.000       359          666            90.00
Florida..............     227       56,821,301.16    24.73     250,314.10    6.030       359          710            92.31
Georgia..............      10        2,097,733.74     0.91     209,773.37    6.279       359          706            91.76
Hawaii...............       2          491,028.00     0.21     245,514.00    6.565       358          719            94.93
Idaho................       8        1,301,119.47     0.57     162,639.93    5.599       358          753            93.03
Illinois.............      30        7,843,180.77     3.41     261,439.36    5.914       358          688            91.22
Indiana..............       7        1,332,973.16     0.58     190,424.74    7.477       359          666            92.77
Iowa.................       1          116,914.27     0.05     116,914.27    6.375       358          688            91.41
Kentucky.............       2          247,555.50     0.11     123,777.75    7.939       357          702            90.89
Maryland.............      18        6,788,606.60     2.95     377,144.81    5.251       359          698            90.70
Massachusetts........      18        6,583,213.29     2.86     365,734.07    6.602       358          680            90.73
Michigan.............      34        7,172,634.15     3.12     210,959.83    6.031       359          691            91.05
Minnesota............      12        2,918,105.73     1.27     243,175.48    4.714       359          697            90.75
Missouri.............      12        2,244,557.94     0.98     187,046.50    5.851       358          685            92.47
Nebraska.............       3          997,078.34     0.43     332,359.45    5.367       359          703            93.19
Nevada...............      91       26,449,393.53    11.51     290,652.68    5.933       359          697            91.37
New Hampshire........       2          599,458.16     0.26     299,729.08    5.784       359          671            89.04
New Jersey...........      26        8,620,547.76     3.75     331,559.53    6.396       358          723            91.90
New Mexico...........       1          118,613.79     0.05     118,613.79    5.250       359          698            95.00
North Carolina.......      13        2,017,762.16     0.88     155,212.47    6.490       358          675            91.05
Ohio.................      12        1,619,237.35     0.70     134,936.45    6.164       359          724            92.27
Oklahoma.............       1           96,900.00     0.04      96,900.00    3.000       360          765            95.00
Oregon...............      15        3,899,688.61     1.70     259,979.24    6.460       359          710            91.53
Pennsylvania.........      25        5,850,115.77     2.55     234,004.63    5.116       359          697            91.57
Rhode Island.........       2          493,353.72     0.21     246,676.86    4.548       358          748            92.36
South Carolina.......       7        1,096,233.95     0.48     156,604.85    5.924       359          762            90.90
South Dakota.........       1          165,023.88     0.07     165,023.88    6.750       357          701            93.22
Tennessee............       5          849,482.06     0.37     169,896.41    6.473       359          709            92.00
Texas................      19        3,763,226.67     1.64     198,064.56    6.979       358          691            91.76
Utah.................       8        1,610,381.66     0.70     201,297.71    4.476       359          690            90.82
Virginia.............      11        3,159,558.58     1.38     287,232.60    6.421       358          686            90.23
Washington...........      19        5,353,684.90     2.33     281,772.89    6.430       358          694            91.43
Wisconsin............       7        1,995,468.09     0.87     285,066.87    6.187       359          714            90.79
Wyoming..............       2          321,541.23     0.14     160,770.62    8.035       359          721            92.62
                          ---    ----------------   ------
   Total.............     843    $ 229,782,568.93   100.00%
                          ===    ================   ======

---------
(1) As of the cut-off date, no more than approximately 0.825% of the Mortgage Loans in Loan Group 3 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                       PERCENT                             WEIGHTED
                                                         OF         AVERAGE     WEIGHTED   AVERAGE                   WEIGHTED
                           NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE    REMAINING    WEIGHTED     AVERAGE
                             OF        PRINCIPAL       LOANS IN     BALANCE     CURRENT     TERM TO     AVERAGE      ORIGINAL
                          MORTGAGE      BALANCE          LOAN     OUTSTANDING   MORTGAGE   MATURITY    FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                LOANS     OUTSTANDING      GROUP 3        ($)       RATE (%)   (MONTHS)      SCORE       RATIO (%)
----------------         ---------- ----------------  ---------  ------------  --------   --------    -----------  --------------
Refinance (cash-out)...     207     $  55,939,917.36    24.34%     270,241.15    6.137       359          691           89.68
Purchase...............     512       139,221,516.93    60.59      271,917.03    6.169       358          708           92.30
Refinance (rate/term)..     124        34,621,134.64    15.07      279,202.70    6.359       359          690           91.17
                            ---     ----------------   ------
   Total...............     843     $ 229,782,568.93   100.00%
                            ===     ================   ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                                          WEIGHTED
                                                                                                  WEIGHTED                AVERAGE
                                                             PERCENT OF    AVERAGE     WEIGHTED   AVERAGE    WEIGHTED    ORIGINAL
                                   NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   REMAINING    AVERAGE    LOAN-TO-
                                     OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    TERM TO      FICO        VALUE
                                  MORTGAGE      BALANCE         LOAN     OUTSTANDING   MORTGAGE   MATURITY    CREDIT       RATIO
PROPERTY TYPE                      LOANS      OUTSTANDING     GROUP 3        ($)       RATE (%)   (MONTHS)     SCORE        (%)
----------------                  -------- ----------------  ----------  -----------  --------   ----------  --------    ----------
2-4 Family Residence...........      21    $   6,968,195.47     3.03%     331,818.83    6.488       358         703         90.58
High-rise Condominium..........      19        4,704,143.33     2.05      247,586.49    6.382       359         703         92.23
Low-rise Condominium...........     117       25,927,998.08    11.28      221,606.82    6.122       359         715         92.41
Planned Unit Development.......     217       64,838,193.15    28.22      298,793.52    6.077       359         703         91.88
Single Family Residence........     469      127,344,038.90    55.42      271,522.47    6.238       359         698         91.13
                                    ---    ----------------   ------
   Total.......................     843    $ 229,782,568.93   100.00%
                                    ===    ================   ======

                               OCCUPANCY TYPES(1)

                                                                                           WEIGHTED
                                                       PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                      WEIGHTED
                            NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL   AVERAGE    REMAINING    WEIGHTED        AVERAGE
                              OF        PRINCIPAL       LOANS IN     BALANCE    CURRENT     TERM TO     AVERAGE         ORIGINAL
                           MORTGAGE      BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY    FICO CREDIT    LOAN-TO-VALUE
OCCUPANCY TYPE              LOANS      OUTSTANDING      GROUP 3        ($)      RATE (%)   (MONTHS)      SCORE          RATIO (%)
-------------             ---------  ----------------  ----------  -----------  --------   ----------  -----------    --------------
Investment Property.....      65     $  11,756,445.63      5.12%     180,868.39    7.162      358          720            90.12
Primary Residence.......     688       195,679,255.09     85.16      284,417.52    6.143      359          698            91.65
Secondary Residence.....      90        22,346,868.21      9.73      248,298.54    6.093      359          718            90.82
                             ---     ----------------    ------
   Total................     843     $ 229,782,568.93    100.00%
                             ===     ================    ======

-----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                             WEIGHTED
                                                                                                             AVERAGE
                                                         PERCENT OF    AVERAGE     WEIGHTED      WEIGHTED    ORIGINAL
                               NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL     AVERAGE      AVERAGE     LOAN-TO-
                                 OF        PRINCIPAL      LOANS IN     BALANCE      CURRENT       FICO        VALUE
REMAINING TERM                MORTGAGE      BALANCE         LOAN     OUTSTANDING   MORTGAGE      CREDIT       RATIO
TO MATURITY (MONTHS)           LOANS      OUTSTANDING     GROUP 3        ($)       RATE (%)       SCORE        (%)
----------------------        -------- ----------------  ---------- ------------   --------     ---------   -----------
360.....................         196   $  54,912,545.00    23.90%     280,166.05     3.075         698         91.82
359.....................         299      81,564,753.90    35.50      272,791.82     7.036         701         91.52
358.....................         158      41,716,680.98    18.15      264,029.63     7.087         702         91.28
357.....................         133      36,524,884.95    15.90      274,623.20     7.453         707         91.37
356.....................          43      12,164,452.56     5.29      282,894.25     7.416         701         90.89
355.....................           6       1,426,984.02     0.62      237,830.67     7.328         703         90.49
354.....................           7       1,256,416.44     0.55      179,488.06     7.689         718         91.86
350.....................           1         215,851.08     0.09      215,851.08     6.625         648         95.00
                                 ---   ----------------   ------
   Total................         843   $ 229,782,568.93   100.00%
                                 ===   ================   ======

------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 3 is approximately 359 months.

                                GROSS MARGINS(1)

                                              PERCENT                              WEIGHTED
                                                OF         AVERAGE     WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL     AVERAGE    REMAINING     WEIGHTED       AVERAGE
GROSS               OF        PRINCIPAL       LOANS IN     BALANCE      CURRENT     TERM TO      AVERAGE        ORIGINAL
MARGIN           MORTGAGE      BALANCE          LOAN     OUTSTANDING   MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                LOANS     OUTSTANDING      GROUP 3        ($)       RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------       ---------- ----------------  --------   ------------ -----------  -----------  ------------ ----------------
1.675..........      1     $     232,782.73     0.10%     232,782.73     6.000        357          781            95.00
2.150..........      1           185,317.36     0.08      185,317.36     6.500        357          738            95.00
2.200..........      1           255,589.20     0.11      255,589.20     6.625        358          783            95.00
2.300..........      2           807,845.95     0.35      403,922.98     6.625        357          710            94.99
2.350..........      2           631,981.69     0.28      315,990.85     3.916        360          729            92.01
2.375..........      1           538,991.35     0.23      538,991.35     6.750        359          636            90.00
2.450..........      2           673,947.52     0.29      336,973.76     6.875        359          728            92.93
2.500..........      2           560,333.61     0.24      280,166.81     6.296        358          740            93.30
2.525..........      2           608,720.95     0.26      304,360.48     4.275        359          717            92.02
2.600..........      8         2,443,799.51     1.06      305,474.94     6.902        358          726            91.46
2.625..........      1           255,285.45     0.11      255,285.45     7.000        357          747            90.00
2.650..........      4         1,381,576.31     0.60      345,394.08     6.863        357          717            91.25
2.675..........     22         6,422,794.99     2.80      291,945.23     6.959        357          705            91.85
2.684..........      1           315,359.84     0.14      315,359.84     7.000        359          645            89.00
2.725..........      4         1,309,958.08     0.57      327,489.52     6.807        359          732            92.14
2.750..........      7         2,304,849.35     1.00      329,264.19     6.125        358          700            91.13
2.775..........      1           179,318.45     0.08      179,318.45     6.250        359          712            94.99
2.800..........      3           489,651.39     0.21      163,217.13     5.293        359          717            91.86
2.825..........     22         5,095,830.36     2.22      231,628.65     6.052        359          688            91.00
2.850..........     13         3,624,531.62     1.58      278,810.12     6.702        358          702            92.03
2.875..........      2           464,671.35     0.20      232,335.68     6.821        359          743            95.00
2.900..........      5         1,541,137.95     0.67      308,227.59     6.268        358          691            92.72
2.950..........     10         2,633,401.93     1.15      263,340.19     4.556        359          702            93.08
2.975..........      8         2,282,975.83     0.99      285,371.98     7.375        358          688            91.93
3.000..........      8         2,046,259.69     0.89      255,782.46     5.877        358          727            91.52
3.025..........      7         1,990,891.49     0.87      284,413.07     7.247        358          689            91.63
3.050..........      4           919,303.64     0.40      229,825.91     3.906        359          726            93.11
3.075..........     25         7,208,452.20     3.14      288,338.09     4.983        359          700            92.87
3.100..........     12         2,931,178.88     1.28      244,264.91     5.374        359          676            91.30
3.125..........      3           571,768.67     0.25      190,589.56     5.634        359          755            94.96
3.150..........     13         3,274,730.90     1.43      251,902.38     4.691        359          681            91.22
3.175..........      1           306,999.79     0.13      306,999.79     7.500        358          693            87.71
3.200..........     21         5,587,348.63     2.43      266,064.22     5.515        359          704            92.56
3.225..........     12         3,894,491.61     1.69      324,540.97     6.233        359          698            90.41
3.250..........     14         3,515,876.51     1.53      251,134.04     6.581        358          698            92.69
3.275..........      2           493,372.89     0.21      246,686.45     6.976        359          684            92.94
3.300..........      2           712,415.76     0.31      356,207.88     5.804        358          695            90.00

                                              PERCENT                             WEIGHTED
                                                OF        AVERAGE     WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL     AVERAGE    REMAINING     WEIGHTED       AVERAGE
GROSS               OF        PRINCIPAL      LOANS IN     BALANCE      CURRENT     TERM TO      AVERAGE        ORIGINAL
MARGIN           MORTGAGE      BALANCE         LOAN     OUTSTANDING   MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                LOANS     OUTSTANDING     GROUP 3        ($)       RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------       ---------- ----------------  --------   -----------  ----------  -----------  ------------ ----------------
3.325..........     19         5,434,875.42    2.37      286,046.07     4.107        359          696            91.15
3.350..........     22         5,138,861.49    2.24      233,584.61     5.459        359          699            92.47
3.375..........      3         1,141,432.19    0.50      380,477.40     7.037        357          693            89.26
3.400..........     46        12,397,921.91    5.40      269,520.04     5.841        359          711            91.71
3.425..........      4         1,618,386.57    0.70      404,596.64     6.894        358          706            91.11
3.450..........     49        14,922,781.76    6.49      304,546.57     5.281        359          700            91.56
3.475..........      2           677,664.08    0.29      338,832.04     7.875        357          695            90.00
3.500..........     16         3,709,786.62    1.61      231,861.66     4.913        359          704            92.92
3.525..........      1           516,533.38    0.22      516,533.38     2.500        359          790            90.00
3.550..........      6         1,336,439.92    0.58      222,739.99     6.776        355          660            91.12
3.575..........     18         4,350,962.99    1.89      241,720.17     5.502        359          673            91.24
3.600..........      2           464,879.00    0.20      232,439.50     8.000        356          754            89.90
3.625..........      5         1,757,909.89    0.77      351,581.98     6.458        358          717            90.19
3.650..........      7         1,709,932.04    0.74      244,276.01     5.917        358          689            90.40
3.700..........      3           758,857.23    0.33      252,952.41     5.958        358          712            88.99
3.725..........      8         1,710,836.57    0.74      213,854.57     6.859        358          706            92.44
3.750..........      7         2,021,995.01    0.88      288,856.43     4.939        358          690            90.48
3.775..........      3           954,944.30    0.42      318,314.77     6.999        359          674            91.34
3.800..........     11         3,459,333.11    1.51      314,484.83     5.492        358          717            91.22
3.825..........      5         1,281,627.10    0.56      256,325.42     4.680        358          697            90.32
3.850..........      9         2,510,276.15    1.09      278,919.57     6.135        358          702            92.26
3.875..........     16         4,371,167.72    1.90      273,197.98     5.686        359          739            90.68
3.900..........      7         2,333,261.67    1.02      333,323.10     7.399        358          717            93.08
3.925..........     19         5,244,690.65    2.28      276,036.35     5.825        358          705            92.29
3.950..........      8         1,677,893.43    0.73      209,736.68     6.318        359          733            93.00
3.975..........      5         1,377,596.67    0.60      275,519.33     6.068        359          705            93.00
4.000..........     18         4,922,423.11    2.14      273,467.95     7.290        358          705            91.02
4.025..........      5         1,172,400.06    0.51      234,480.01     7.958        357          718            92.59
4.050..........      6         1,084,522.36    0.47      180,753.73     6.238        359          708            92.48
4.075..........     10         2,888,309.92    1.26      288,830.99     5.501        359          706            91.49
4.100..........      5         1,213,813.20    0.53      242,762.64     7.120        358          728            92.96
4.125..........      3           965,619.76    0.42      321,873.25     6.684        358          667            90.00
4.150..........     45        11,329,371.51    4.93      251,763.81     6.635        358          701            90.85
4.175..........      6         1,019,454.76    0.44      169,909.13     7.859        358          719            91.08
4.200..........      8         2,303,359.05    1.00      287,919.88     5.360        359          707            92.20
4.225..........      7         1,740,316.58    0.76      248,616.65     6.881        358          695            91.28
4.250..........     12         3,161,982.49    1.38      263,498.54     6.480        359          692            90.68
4.275..........      6         1,724,521.23    0.75      287,420.21     7.962        358          683            89.41
4.300..........      7         1,801,119.95    0.78      257,302.85     5.097        359          675            91.34
4.325..........     14         3,415,488.87    1.49      243,963.49     6.771        359          711            93.09
4.350..........      4         1,209,300.44    0.53      302,325.11     6.855        358          696            90.39
4.375..........      3           874,903.99    0.38      291,634.66     7.865        357          703            91.11
4.400..........      5         1,448,856.41    0.63      289,771.28     7.668        359          694            90.40
4.450..........     12         4,188,200.73    1.82      349,016.73     6.171        359          692            90.68
4.475..........      2           351,050.79    0.15      175,525.40     8.875        355          749            93.62
4.500..........      6         1,180,056.09    0.51      196,676.02     7.681        358          722            92.48
4.525..........     15         3,162,164.95    1.38      210,811.00     7.415        359          704            90.91
4.530..........      1           242,452.99    0.11      242,452.99     8.875        358          702            95.00
4.550..........      2           254,278.52    0.11      127,139.26     7.625        357          721            92.37
4.575..........     21         5,396,106.95    2.35      256,957.47     6.528        359          704            90.42
4.600..........      3           923,151.19    0.40      307,717.06     9.000        358          693            91.69
4.625..........      2           583,493.12    0.25      291,746.56     6.488        359          689            95.00
4.650..........      4         1,301,192.67    0.57      325,298.17     8.751        359          677            89.69
4.675..........      1           311,839.38    0.14      311,839.38     7.750        356          672            89.96
4.700..........      9         4,070,481.46    1.77      452,275.72     6.801        359          677            89.98
4.725..........      2           518,548.02    0.23      259,274.01     9.125        358          694            90.00
4.800..........      2           563,704.94    0.25      281,852.47     7.875        358          735            90.00
4.825..........      9         2,345,864.59    1.02      260,651.62     4.935        359          689            92.07
4.850..........      1           342,000.00    0.15      342,000.00     4.000        360          622            90.00
4.875..........      2           414,200.82    0.18      207,100.41     8.200        359          699            92.67
4.900..........      4         1,366,165.32    0.59      341,541.33     8.140        358          665            90.00
4.925..........      3           825,650.15    0.36      275,216.72     8.000        358          740            91.43
4.950..........      2           498,861.06    0.22      249,430.53     7.397        358          693            88.33
4.975..........      2           618,084.47    0.27      309,042.24     8.000        358          738            89.35

                                              PERCENT                            WEIGHTED
                                                OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
GROSS               OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
MARGIN           MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
(%)                LOANS     OUTSTANDING     GROUP 3        ($)      RATE (%)    (MONTHS)       SCORE         RATIO (%)
---------       ---------- ----------------  --------   ----------- ----------  -----------  ------------ ----------------
5.000..........      1           175,577.59    0.08      175,577.59    8.125        358          655            90.00
5.050..........      3           756,861.93    0.33      252,287.31    8.125        358          685            89.97
5.125..........      1           323,427.63    0.14      323,427.63    8.250        357          629            89.99
5.150..........      3         1,119,126.34    0.49      373,042.11    8.250        357          715            89.97
5.175..........      1           124,557.26    0.05      124,557.26    8.250        357          659            90.00
5.200..........      1           203,541.55    0.09      203,541.55    8.250        358          727            90.00
5.225..........      2           738,440.47    0.32      369,220.24    6.413        359          674            89.99
5.275..........      3           812,313.64    0.35      270,771.21    8.375        357          672            89.99
5.300..........      1           184,209.64    0.08      184,209.64    8.375        359          665            90.00
5.350..........      1           340,463.28    0.15      340,463.28    1.750        358          678            90.00
5.375..........      1           117,748.24    0.05      117,748.24    8.500        359          680            90.00
5.400..........      1           151,750.16    0.07      151,750.16    8.500        359          738            89.99
5.425..........      1           231,901.11    0.10      231,901.11    8.500        359          689            90.00
5.500..........      1           451,574.65    0.20      451,574.65    8.625        357          660            90.00
5.650..........      3           743,173.24    0.32      247,724.41    8.750        359          751            89.93
                   ---     ----------------  ------
   Total.......    843     $ 229,782,568.93  100.00%
                   ===     ================  ======

------------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 3 was approximately 3.681%.

                             MAXIMUM MORTGAGE RATES

                                               PERCENT                              WEIGHTED
                                                 OF        AVERAGE      WEIGHTED    AVERAGE                     WEIGHTED
                   NUMBER      AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
MAXIMUM              OF        PRINCIPAL       LOANS IN     BALANCE      CURRENT     TERM TO      AVERAGE        ORIGINAL
MORTGAGE          MORTGAGE      BALANCE          LOAN     OUTSTANDING   MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)            LOANS     OUTSTANDING       GROUP 3       ($)       RATE (%)    (MONTHS)       SCORE        RATIO (%)
----------      ---------- -----------------  ---------  -----------  ----------  -----------  ------------ ----------------
9.950...........    809     $ 218,908,157.43    95.27%    270,591.05     6.108        359           702            91.53
10.575..........      1           285,563.81     0.12     285,563.81     8.375        356           669            90.00
10.700..........      1           627,973.44     0.27     627,973.44     8.000        359           666            90.00
10.950..........      1           241,863.70     0.11     241,863.70     7.375        354           674            88.24
11.075..........     14         4,014,966.19     1.75     286,783.30     8.138        358           704            90.53
11.200..........      2           484,742.89     0.21     242,371.45     8.093        359           666            90.00
11.325..........      3         1,127,750.93     0.49     375,916.98     5.523        360           725            94.42
11.375..........      1           375,524.12     0.16     375,524.12     8.250        358           683            95.00
11.450..........      8         3,126,947.59     1.36     390,868.45     8.336        358           693            89.28
11.950..........      1            96,900.00     0.04      96,900.00     3.000        360           765            95.00
12.575..........      1           378,092.32     0.16     378,092.32     7.750        358           702            90.00
13.400..........      1           114,086.51     0.05     114,086.51     6.875        359           675            90.00
                    ---     ----------------   ------
   Total........    843     $ 229,782,568.93   100.00%
                    ===     ================   ======

                             MINIMUM MORTGAGE RATES

                                               PERCENT                            WEIGHTED
                                                 OF        AVERAGE    WEIGHTED     AVERAGE                     WEIGHTED
                  NUMBER        AGGREGATE      MORTGAGE    PRINCIPAL   AVERAGE    REMAINING     WEIGHTED       AVERAGE
MINIMUM             OF          PRINCIPAL      LOANS IN     BALANCE    CURRENT     TERM TO      AVERAGE        ORIGINAL
MORTGAGE         MORTGAGE        BALANCE        LOAN     OUTSTANDING   MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)           LOANS       OUTSTANDING     GROUP 3       ($)        RATE (%)   (MONTHS)      SCORE         RATIO (%)
---------       ---------- ----------------- ----------  -----------  ----------  -----------  ------------ ----------------
1.675..........      1      $     232,782.73     0.10%     232,782.73    6.000        357          781            95.00
2.150..........      1            185,317.36     0.08      185,317.36    6.500        357          738            95.00
2.200..........      1            255,589.20     0.11      255,589.20    6.625        358          783            95.00
2.300..........      2            807,845.95     0.35      403,922.98    6.625        357          710            94.99
2.350..........      2            631,981.69     0.28      315,990.85    3.916        360          729            92.01
2.375..........      1            538,991.35     0.23      538,991.35    6.750        359          636            90.00
2.450..........      2            673,947.52     0.29      336,973.76    6.875        359          728            92.93
2.500..........      2            560,333.61     0.24      280,166.81    6.296        358          740            93.30
2.525..........      2            608,720.95     0.26      304,360.48    4.275        359          717            92.02
2.600..........      8          2,443,799.51     1.06      305,474.94    6.902        358          726            91.46
2.625..........      1            255,285.45     0.11      255,285.45    7.000        357          747            90.00
2.650..........      4          1,381,576.31     0.60      345,394.08    6.863        357          717            91.25
2.675..........     22          6,422,794.99     2.80      291,945.23    6.959        357          705            91.85
2.684..........      1            315,359.84     0.14      315,359.84    7.000        359          645            89.00
2.725..........      4          1,309,958.08     0.57      327,489.52    6.807        359          732            92.14
2.750..........      7          2,304,849.35     1.00      329,264.19    6.125        358          700            91.13
2.775..........      1            179,318.45     0.08      179,318.45    6.250        359          712            94.99
2.800..........      3            489,651.39     0.21      163,217.13    5.293        359          717            91.86
2.825..........     22          5,095,830.36     2.22      231,628.65    6.052        359          688            91.00
2.850..........     13          3,624,531.62     1.58      278,810.12    6.702        358          702            92.03
2.875..........      2            464,671.35     0.20      232,335.68    6.821        359          743            95.00
2.900..........      5          1,541,137.95     0.67      308,227.59    6.268        358          691            92.72
2.950..........     10          2,633,401.93     1.15      263,340.19    4.556        359          702            93.08
2.975..........      8          2,282,975.83     0.99      285,371.98    7.375        358          688            91.93
3.000..........      8          2,046,259.69     0.89      255,782.46    5.877        358          727            91.52
3.025..........      7          1,990,891.49     0.87      284,413.07    7.247        358          689            91.63
3.050..........      4            919,303.64     0.40      229,825.91    3.906        359          726            93.11
3.075..........     25          7,208,452.20     3.14      288,338.09    4.983        359          700            92.87
3.100..........     12          2,931,178.88     1.28      244,264.91    5.374        359          676            91.30
3.125..........      3            571,768.67     0.25      190,589.56    5.634        359          755            94.96
3.150..........     13          3,274,730.90     1.43      251,902.38    4.691        359          681            91.22
3.175..........      1            306,999.79     0.13      306,999.79    7.500        358          693            87.71
3.200..........     21          5,587,348.63     2.43      266,064.22    5.515        359          704            92.56
3.225..........     12          3,894,491.61     1.69      324,540.97    6.233        359          698            90.41
3.250..........     14          3,515,876.51     1.53      251,134.04    6.581        358          698            92.69
3.275..........      2            493,372.89     0.21      246,686.45    6.976        359          684            92.94
3.300..........      2            712,415.76     0.31      356,207.88    5.804        358          695            90.00
3.325..........     19          5,434,875.42     2.37      286,046.07    4.107        359          696            91.15
3.350..........     22          5,138,861.49     2.24      233,584.61    5.459        359          699            92.47
3.375..........      3          1,141,432.19     0.50      380,477.40    7.037        357          693            89.26
3.400..........     46         12,397,921.91     5.40      269,520.04    5.841        359          711            91.71
3.425..........      4          1,618,386.57     0.70      404,596.64    6.894        358          706            91.11
3.450..........     49         14,922,781.76     6.49      304,546.57    5.281        359          700            91.56
3.475..........      2            677,664.08     0.29      338,832.04    7.875        357          695            90.00
3.500..........     16          3,709,786.62     1.61      231,861.66    4.913        359          704            92.92
3.525..........      1            516,533.38     0.22      516,533.38    2.500        359          790            90.00
3.550..........      6          1,336,439.92     0.58      222,739.99    6.776        355          660            91.12
3.575..........     18          4,350,962.99     1.89      241,720.17    5.502        359          673            91.24
3.600..........      2            464,879.00     0.20      232,439.50    8.000        356          754            89.90
3.625..........      5          1,757,909.89     0.77      351,581.98    6.458        358          717            90.19
3.650..........      7          1,709,932.04     0.74      244,276.01    5.917        358          689            90.40
3.700..........      3            758,857.23     0.33      252,952.41    5.958        358          712            88.99
3.725..........      8          1,710,836.57     0.74      213,854.57    6.859        358          706            92.44
3.750..........      7          2,021,995.01     0.88      288,856.43    4.939        358          690            90.48
3.775..........      3            954,944.30     0.42      318,314.77    6.999        359          674            91.34
3.800..........     11          3,459,333.11     1.51      314,484.83    5.492        358          717            91.22
3.825..........      5          1,281,627.10     0.56      256,325.42    4.680        358          697            90.32
3.850..........      9          2,510,276.15     1.09      278,919.57    6.135        358          702            92.26
3.875..........     16          4,371,167.72     1.90      273,197.98    5.686        359          739            90.68
3.900..........      7          2,333,261.67     1.02      333,323.10    7.399        358          717            93.08
3.925..........     19          5,244,690.65     2.28      276,036.35    5.825        358          705            92.29

                                               PERCENT                             WEIGHTED
                                                  OF        AVERAGE    WEIGHTED     AVERAGE                    WEIGHTED
                  NUMBER        AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
MINIMUM             OF          PRINCIPAL      LOANS IN     BALANCE     CURRENT     TERM TO      AVERAGE       ORIGINAL
MORTGAGE         MORTGAGE        BALANCE         LOAN    OUTSTANDING   MORTGAGE    MATURITY    FICO CREDIT   LOAN-TO-VALUE
RATE (%)           LOANS       OUTSTANDING     GROUP 3       ($)       RATE (%)    (MONTHS)       SCORE        RATIO (%)
----------      ---------- -----------------  ---------  ------------ ----------  -----------  ------------ ---------------
3.950..........      8          1,677,893.43     0.73      209,736.68    6.318        359          733            93.00
3.975..........      5          1,377,596.67     0.60      275,519.33    6.068        359          705            93.00
4.000..........     18          4,922,423.11     2.14      273,467.95    7.290        358          705            91.02
4.025..........      5          1,172,400.06     0.51      234,480.01    7.958        357          718            92.59
4.050..........      6          1,084,522.36     0.47      180,753.73    6.238        359          708            92.48
4.075..........     10          2,888,309.92     1.26      288,830.99    5.501        359          706            91.49
4.100..........      5          1,213,813.20     0.53      242,762.64    7.120        358          728            92.96
4.125..........      3            965,619.76     0.42      321,873.25    6.684        358          667            90.00
4.150..........     45         11,329,371.51     4.93      251,763.81    6.635        358          701            90.85
4.175..........      6          1,019,454.76     0.44      169,909.13    7.859        358          719            91.08
4.200..........      8          2,303,359.05     1.00      287,919.88    5.360        359          707            92.20
4.225..........      7          1,740,316.58     0.76      248,616.65    6.881        358          695            91.28
4.250..........     12          3,161,982.49     1.38      263,498.54    6.480        359          692            90.68
4.275..........      6          1,724,521.23     0.75      287,420.21    7.962        358          683            89.41
4.300..........      7          1,801,119.95     0.78      257,302.85    5.097        359          675            91.34
4.325..........     14          3,415,488.87     1.49      243,963.49    6.771        359          711            93.09
4.350..........      4          1,209,300.44     0.53      302,325.11    6.855        358          696            90.39
4.375..........      3            874,903.99     0.38      291,634.66    7.865        357          703            91.11
4.400..........      5          1,448,856.41     0.63      289,771.28    7.668        359          694            90.40
4.450..........     12          4,188,200.73     1.82      349,016.73    6.171        359          692            90.68
4.475..........      2            351,050.79     0.15      175,525.40    8.875        355          749            93.62
4.500..........      6          1,180,056.09     0.51      196,676.02    7.681        358          722            92.48
4.525..........     15          3,162,164.95     1.38      210,811.00    7.415        359          704            90.91
4.530..........      1            242,452.99     0.11      242,452.99    8.875        358          702            95.00
4.550..........      2            254,278.52     0.11      127,139.26    7.625        357          721            92.37
4.575..........     21          5,396,106.95     2.35      256,957.47    6.528        359          704            90.42
4.600..........      3            923,151.19     0.40      307,717.06    9.000        358          693            91.69
4.625..........      2            583,493.12     0.25      291,746.56    6.488        359          689            95.00
4.650..........      4          1,301,192.67     0.57      325,298.17    8.751        359          677            89.69
4.675..........      1            311,839.38     0.14      311,839.38    7.750        356          672            89.96
4.700..........      9          4,070,481.46     1.77      452,275.72    6.801        359          677            89.98
4.725..........      2            518,548.02     0.23      259,274.01    9.125        358          694            90.00
4.800..........      2            563,704.94     0.25      281,852.47    7.875        358          735            90.00
4.825..........      9          2,345,864.59     1.02      260,651.62    4.935        359          689            92.07
4.850..........      1            342,000.00     0.15      342,000.00    4.000        360          622            90.00
4.875..........      2            414,200.82     0.18      207,100.41    8.200        359          699            92.67
4.900..........      4          1,366,165.32     0.59      341,541.33    8.140        358          665            90.00
4.925..........      3            825,650.15     0.36      275,216.72    8.000        358          740            91.43
4.950..........      2            498,861.06     0.22      249,430.53    7.397        358          693            88.33
4.975..........      2            618,084.47     0.27      309,042.24    8.000        358          738            89.35
5.000..........      1            175,577.59     0.08      175,577.59    8.125        358          655            90.00
5.050..........      3            756,861.93     0.33      252,287.31    8.125        358          685            89.97
5.125..........      1            323,427.63     0.14      323,427.63    8.250        357          629            89.99
5.150..........      3          1,119,126.34     0.49      373,042.11    8.250        357          715            89.97
5.175..........      1            124,557.26     0.05      124,557.26    8.250        357          659            90.00
5.200..........      1            203,541.55     0.09      203,541.55    8.250        358          727            90.00
5.225..........      2            738,440.47     0.32      369,220.24    6.413        359          674            89.99
5.275..........      3            812,313.64     0.35      270,771.21    8.375        357          672            89.99
5.300..........      1            184,209.64     0.08      184,209.64    8.375        359          665            90.00
5.350..........      1            340,463.28     0.15      340,463.28    1.750        358          678            90.00
5.375..........      1            117,748.24     0.05      117,748.24    8.500        359          680            90.00
5.400..........      1            151,750.16     0.07      151,750.16    8.500        359          738            89.99
5.425..........      1            231,901.11     0.10      231,901.11    8.500        359          689            90.00
5.500..........      1            451,574.65     0.20      451,574.65    8.625        357          660            90.00
5.650..........      3            743,173.24     0.32      247,724.41    8.750        359          751            89.93
                   ---      ----------------   ------
   Total.......    843      $ 229,782,568.93   100.00%
                   ===      ================   ======

                          INITIAL RATE ADJUSTMENT DATES

                                                                                          WEIGHTED
                                                   PERCENT OF     AVERAGE     WEIGHTED    AVERAGE                     WEIGHTED
                       NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE    REMAINING     WEIGHTED       AVERAGE
INITIAL RATE             OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT     TERM TO      AVERAGE        ORIGINAL
ADJUSTMENT            MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE     MATURITY   FICO CREDIT   LOAN-TO-VALUE
DATE                   LOANS       OUTSTANDING       GROUP 3        ($)       RATE (%)    (MONTHS)      SCORE        RATIO (%)
----------            ---------  ----------------  ----------   -----------  ----------  ----------  -----------  ---------------
April 1, 2005.......       1     $     215,851.08     0.09%     215,851.08      6.625       350          648            95.00
August 1, 2005......       6         1,130,883.33     0.49      188,480.56      7.752       354          716            92.07
September 1, 2005...       6         1,426,984.02     0.62      237,830.67      7.328       355          703            90.49
October 1, 2005.....      38        11,098,681.56     4.83      292,070.57      7.449       356          697            90.93
November 1, 2005....     120        33,745,553.60    14.69      281,212.95      7.469       357          706            91.31
December 1, 2005....     146        38,011,782.43    16.54      260,354.67      7.535       358          703            91.24
January 1, 2006.....     289        77,709,235.15    33.82      268,890.09      7.340       359          701            91.49
February 1, 2006....     202        56,004,507.66    24.37      277,250.04      3.093       360          700            91.80
March 1, 2006.......      23         6,634,850.10     2.89      288,471.74      3.568       359          710            92.19
April 1, 2006.......      12         3,804,240.00     1.66      317,020.00      3.501       360          685            91.62
                         ---     ----------------   ------
   Total............     843     $ 229,782,568.93   100.00%
                         ===     ================   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                       WEIGHTED
                                               PERCENT OF     AVERAGE      WEIGHTED    AVERAGE                        WEIGHTED
                     NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL     AVERAGE    REMAINING      WEIGHTED         AVERAGE
MAXIMUM                OF        PRINCIPAL      LOANS IN      BALANCE      CURRENT     TERM TO        AVERAGE         ORIGINAL
NEGATIVE            MORTGAGE      BALANCE         LOAN      OUTSTANDING    MORTGAGE    MATURITY     FICO CREDIT    LOAN-TO-VALUE
AMORTIZATION(%)       LOANS     OUTSTANDING      GROUP 3        ($)        RATE (%)    (MONTHS)        SCORE         RATIO (%)
-----------------   --------- ---------------- ----------   -----------    --------   -----------   -----------    --------------
115...............     843    $ 229,782,568.93   100.00%      272,577.19     6.190       359           701            91.49
                       ---    ----------------   ------
   Total..........     843    $ 229,782,568.93   100.00%
                       ===     ===============   ======

-----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                          WEIGHTED
                                                 PERCENT OF     AVERAGE      WEIGHTED     AVERAGE      WEIGHTED     WEIGHTED
                                  AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE     REMAINING     AVERAGE       AVERAGE
                    NUMBER OF     PRINCIPAL       LOANS IN      BALANCE      CURRENT      TERM TO        FICO    ORIGINAL LOAN-
FIXED RATE PERIOD   MORTGAGE       BALANCE          LOAN      OUTSTANDING    MORTGAGE     MATURITY      CREDIT   TO-VALUE RATIO
(MONTHS)              LOANS      OUTSTANDING      GROUP 3         ($)        RATE (%)     (MONTHS)      SCORE          (%)
-----------------   ---------  ---------------- ------------  ------------   --------    ---------     --------  ---------------
1.................     770     $ 210,351,107.60     91.54%     273,183.26     6.362          359          701         91.47
3.................      73        19,431,461.33      8.46      266,184.40     4.331          358          707         91.74
                       ---     ----------------    ------
   Total..........     843     $ 229,782,568.93    100.00%
                       ===     ================    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                          WEIGHTED
                                                PERCENT OF      AVERAGE      WEIGHTED      AVERAGE     WEIGHTED     WEIGHTED
                                  AGGREGATE      MORTGAGE      PRINCIPAL      AVERAGE     REMAINING    AVERAGE       AVERAGE
                    NUMBER OF     PRINCIPAL      LOANS IN       BALANCE       CURRENT      TERM TO       FICO    ORIGINAL LOAN-
PREPAYMENT CHARGE   MORTGAGE       BALANCE         LOAN       OUTSTANDING    MORTGAGE     MATURITY      CREDIT   TO-VALUE RATIO
PERIOD (MONTHS)       LOANS      OUTSTANDING      GROUP 3         ($)        RATE (%)     (MONTHS)      SCORE          (%)
-----------------   ---------  ---------------  -----------  --------------  --------     --------    ---------- ----------------
0.................     195     $ 51,975,764.23     22.62%      266,542.38      6.505        358           712         91.42
12................     147       39,979,832.78     17.40       271,971.65      6.462        358           695         91.38
30................       2          137,372.61      0.06        68,686.31      7.250        358           678         90.00
36................     499      137,689,599.31     59.92       275,931.06      5.991        359           700         91.55
                       ---     ---------------    ------
   Total..........     843     $229,782,568.93    100.00%
                       ===     ===============    ======

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The Mortgage Pass-Through Certificates, Series 2006-3 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class A-R, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6, Class 2-M-7, Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5, Class 3-M-6, Class 1-C, Class 1-P, Class 2-C, Class 2-P, Class 3-C, Class 3-P and Class R-X Certificates. Only the classes of certificates identified on the cover page hereof as offered certificates are offered by this free writing prospectus (the "OFFERED CERTIFICATES").

When describing the certificates in this free writing prospectus, we use the following terms:

        DESIGNATION                                               CLASSES OF CERTIFICATES
---------------------------                ----------------------------------------------------------------------------------
Group 1 Senior Certificates                Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class A-R Certificates

Group 2 Senior Certificates                Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

Group 3 Senior Certificates                Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates

Group 1 Subordinated                       Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
   Certificates                                 1-M-6 Class 1-M-7 Certificates

Group 2 Subordinated                       Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5,
   Certificates                                Class 2-M-6 and Class 2-M-7 Certificates

Group 3 Subordinated                       Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and
   Certificates                                    Class 3-M-6 Certificates

Group 1 Certificates                       Group 1 Senior Certificates, Group 1 Subordinated Certificates, Class 1-C and Class
                                                              1-P Certificates

Group 2 Certificates                       Group 2 Senior Certificates, Group 2 Subordinated Certificates, Class 2-C and Class
                                                              2-P Certificates

Group 3 Certificates                       Group 3 Senior Certificates, Group 3 Subordinated Certificates, Class 3-C and Class
                                                              3-P Certificates

Senior Certificates                        Group 1 Senior Certificates, Group 2 Senior Certificates and Group 3 Senior
                                                              Certificates

LIBOR Certificates                         Class 1-A-1, Class 1-A-2, Class 1-A-3, Group 2 Senior Certificates, Group 3 Senior
                                                     Certificates and Class M Certificates

        DESIGNATION                      CLASSES OF CERTIFICATES
------------------------    --------------------------------------------------------------------------
Class M Certificates or    Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class1-M-6,
Subordinated Certificates  Class 1-M-7, Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class2-M-5,
                           Class 2-M-6, Class 2-M-7, Class 3-M-1, Class 3-M-2, Class 3-M-4, Class 3-M-5 and
                           Class 3-M-6 Certificates

Offered Certificates       Senior Certificates and Class M Certificates

Private Certificates       Class 1-C, Class 1-P, Class 2-C, Class 2-P, Class 3-C, Class 3-P and Class R-X
                                                 Certificates

The certificates are generally referred to as the following types:

                       CLASS                          TYPE
----------------------------------------   ----------------------------------------
Class 1-A-1, Class 2-A-1 and Class 3-A-1   Senior/Floating Pass-Through Rate/Super Senior
     Certificates:

Class 1-A-2, Class 2-A-2 and Class 3-A-2   Senior/Floating Pass-Through Rate/Super Senior/Support
     Certificates

Class 1-A-3, Class 2-A-3 and Class 3-A-3   Senior/Floating Pass-Through Rate/Support
     Certificates

Class A-R Certificates:                    Senior/Principal Only/Residual

Class M Certificates:                      Subordinate/Floating Pass-Through Rate

      The Class 1-P, Class 2-P and Class 3-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates. The classes of offered certificates will have the respective initial Class Certificate Balances set forth on the cover page of this free writing prospectus. The initial Class Certificate Balances may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

CALCULATION OF CLASS CERTIFICATE BALANCE

      The "CLASS CERTIFICATE BALANCE" of any class of offered certificates as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

    o all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

    o    the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related loan group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See "The Pooling and Servicing Agreement - Realization Upon Defaulted Mortgage Loans - Application of Liquidation Proceeds" in the prospectus.

      Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable loan group and will be distributed in the priority set forth below under "Distributions -- Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any paymentin respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

      If the overcollateralization amount related to a loan group is zero and there is a Realized Loss on a Mortgage Loan in such loan group, the Class Certificate Balance of the class of certificates related to such loan group then outstanding with the lowest distribution priority (beginning with the Class 1-M-7, Class 2-M-7 and Class 3-M-6 Certificates in the case of loan group 1, loan group 2 and loan group 3, respectively) will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all the classes of certificates in the related certificate group, following all distributions on any Distribution Date, exceeds the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date occurring in the month of the Distribution Date (after giving effect to unscheduled receipts of principal in the Prepayment Period related to that Due Date).

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

      The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") may elect to hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

      The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

      Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a

Participant, either directly orindirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

      Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

      Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the Offered Certificates, see "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" in the prospectus.

      Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

      Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream,Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

      Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

      On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

      Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

      Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

      Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Offered Certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" and "Miscellaneous Tax Aspects -- Backup Withholding" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

      DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, (b) the beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) of a class at their sole option and expense, elect to remove their Book-Entry Certificates from DTC or (c) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the Offered Certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of

Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the pooling and servicing agreement.

      Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      For a description of the procedures generally applicable to Book-Entry Certificates, see "Description of the Certificates - Book-Entry Certificates" in the prospectus.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

            o all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

            o all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

            o     all payments on account of prepayment charges on the Mortgage
                  Loans;

            o all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

            o any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

            o any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

            o     all Substitution Adjustment Amounts; and

            o     all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Certificates" in the prospectus.

      The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

            o to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

            o to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            o to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

            o to reimburse the master servicer for insured expenses from the related insurance proceeds;

            o to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

            o to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

            o to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

            o to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

            o to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any Prepayment Charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

            o to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any Prepayment Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

            o the aggregate amount remitted by the master servicer to the trustee; and

            o any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under " -- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

            o     to pay the Trustee Fee to the trustee;

            o to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

            o to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

            o to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

      The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

      Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve Fund may be invested in permitted investments at the direction of UBS Securities LLC. If the Trustee does not receive written directions regarding investment, it will invest all funds in the Corridor Contract Reserve Fund in respect of amounts received under each Corridor Contract in The Bank of New York cash reserves. Any net investment earnings will be retained in the Corridor Contract Reserve Fund until withdrawn upon the earlier of the reduction of the aggregate Class Certificate Balance of the Group 2 and Group 3 Certificates to zero and the termination of the pooling and servicing agreement. Any losses incurred in the Corridor Contract Reserve Fund in respect of the investment will be charged against amounts on deposit in the Corridor Contract Reserve Fund (or the investments) immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Corridor Contract Reserve Fund and made in accordance with the pooling and servicing

FEES AND EXPENSES

            The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

   TYPE / RECIPIENT (1)                      AMOUNT                     GENERAL PURPOSE
--------------------------   ----------------------------------------   ---------------
FEES

Master Servicing Fee /       One-twelfth of the Stated Principal         Compensation
Master Servicer              Balance of each Mortgage Loan multiplied
                             by the Master Servicing Fee Rate (3)

                             - All late payment fees,                    Compensation
                               assumption fees and other similar
                               charges (excluding prepayment charges)

                             - All investment income earned on           Compensation
                               amounts on deposit in the Certificate
                               Account and Distribution Account

                             - Excess Proceeds (4)                       Compensation

Trustee Fee (the "TRUSTEE    One-twelfth of the Trustee Fee Rate         Compensation
FEE") / Trustee              multiplied by the aggregate Stated
                             Principal Balance of the outstanding
                             Mortgage Loans (5)

EXPENSES

Insured expenses / Master    Expenses incurred by the master servicer    Reimbursement of
Servicer                                                                 Expenses

Servicing Advances / Master  To the extent of funds available, the       Reimbursement of
Servicer                     amount of any Servicing Advances            Expenses

Indemnification expenses /   Amounts for which the sellers, the master   Indemnification
the sellers, the master      servicer and depositor are entitled to
servicer and the depositor   indemnification (7)

    TYPE / RECIPIENT (1)                    SOURCE (2)                           FREQUENCY
--------------------------   ---------------------------------------------      -----------
FEES

Master Servicing Fee /       Amounts on deposit in the Certificate                  Monthly
Master Servicer              Account representing payments of interest
                             and application of liquidation proceeds with
                             respect to that mortgage loan.

                             Payments made by obligors with respect to         Time to time
                             the Mortgage Loans

                             Investment income related to the Certificate           Monthly
                             Account and the Distribution Account

                             Liquidation proceeds and Subsequent               Time to time
                               Recoveries

Trustee Fee (the "TRUSTEE    Amounts on deposit in the Certificate                  Monthly
Fee") / Trustee              Account or the Distribution Account

EXPENSES

Insured expenses / Master    To the extent the expenses are covered by an      Time to time
Servicer                     insurance policy with respect to the
                             Mortgage Loan

Servicing Advances / Master  With respect to each Mortgage Loan, late          Time to time
Servicer                     recoveries of the payments of the costs and
                             expenses, liquidation proceeds, Subsequent
                             Recoveries, purchase proceeds or repurchase
                             proceeds for that Mortgage Loan (6)

Indemnification expenses /   Amounts on deposit on the Certificate Account          Monthly
the sellers, the master
servicer and the depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses as described in this free writing prospectus under "-- Certain Matters Regarding the Master Servicer, the Depositor and the Sellers."

DISTRIBUTIONS

            Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in February 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the interest-bearing certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the interest-bearing certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For each other class of certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

            Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

            On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

            The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and loan group is equal to:

            (a) the sum, without duplication, of:

                  (1) all scheduled interest on the Mortgage Loans in that loan group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

                  (2) all interest on prepayments on the Mortgage Loans in that loan group, other than Prepayment Interest Excess,

                  (3) all Advances relating to interest in respect of the
            Mortgage Loans in that loan group,

                  (4) amounts paid by the master servicer in respect of
            Compensating Interest for that loan group, and

                  (5) liquidation proceeds on the Mortgage Loans in that loan group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

            minus

            (b) all non-recoverable Advances in respect of the Mortgage Loans in that loan group relating to interest and certain expenses reimbursed since the prior Due Date.

      The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and loan group is equal to:

            (a) the sum, without duplication, of:

                  (1) the scheduled principal collected or advanced on the
            Mortgage Loans in that loan group with respect to the related Due Date,

                  (2) prepayments on the Mortgage Loans in that loan group
            collected in the related Prepayment Period,

                  (3) the Stated Principal Balance of each Mortgage Loan in that loan group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

                  (4) any Substitution Adjustment Amounts in respect of Mortgage
            Loans in that loan group, and

                  (5) all liquidation proceeds in respect of Mortgage Loans in that loan group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that loan group received during the related Prepayment Period, minus

            (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that loan group and certain expenses reimbursed since the prior Due Date.

      "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan andprincipal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment.

INTEREST

      Pass-Though Rates. The classes of certificates will have the respective pass-through rates described below (each, a "PASS-THROUGH RATE").

      On each Distribution Date, the interest distributable with respect to the offered certificates (other than the Class A-R Certificates) is the interest which has accrued on the Class Certificate Balances thereof immediately prior to that Distribution Date at the then applicable related Pass-Through Rate during the applicable Accrual Period.

      For any Distribution Date, the "ACCRUAL PERIOD" for each class of interest-bearing certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date.

      Interest Entitlement. Interest on the interest-bearing certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period.

      The "INTEREST FUNDS" for any Distribution Date and loan group are equal to the Interest Remittance Amount for that loan group minus the related portion of the Trustee Fee for such Distribution Date.

      "CURRENT INTEREST," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance of such class immediately prior to such Distribution Date.

      "INTEREST CARRY FORWARD AMOUNT," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

            (a) Current Interest for such class with respect to prior Distribution Dates, over

            (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

      The "PASS-THROUGH RATE," with respect to each Accrual Period and each class of interest-bearing certificates will be a per annum rate equal to the lesser of:

      (1) One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period and

      (2) the applicable Net Funds Cap for such class for such Distribution
Date.

      The "PASS-THROUGH MARGIN" for each class of offered certificates (other than the Class A-R Certificates) is as follows:

CLASS OF CERTIFICATES                                        PASS-THROUGH MARGIN
---------------------                                        -------------------
                                                             (1)              (2)
                                                           --------          -----
Class 1-A-1..........................................       0.240%           0.480%
Class 1-A-2..........................................       0.330%           0.660%
Class 1-A-3..........................................       0.390%           0.780%
Class 1-M-1..........................................       0.640%           0.960%
Class 1-M-2..........................................       0.680%           1.020%
Class 1-M-3..........................................       1.150%           1.725%
Class 1-M-4..........................................       1.250%           1.875%
Class 1-M-5..........................................       2.100%           3.150%
Class 1-M-6..........................................       3.000%           4.500%
Class 1-M-7..........................................       4.000%           6.000%
Class 2-A-1..........................................       0.250%           0.500%
Class 2-A-2..........................................       0.340%           0.680%
Class 2-A-3..........................................       0.400%           0.800%
Class 2-M-1..........................................       0.680%           1.020%
Class 2-M-2..........................................       0.820%           1.230%
Class 2-M-3..........................................       0.950%           1.425%
Class 2-M-4..........................................       2.250%           3.375%
Class 2-M-5..........................................       2.750%           4.125%
Class 2-M-6..........................................       4.000%           6.000%
Class 2-M-7..........................................       4.000%           6.000%
Class 3-A-1..........................................       0.250%           0.500%
Class 3-A-2..........................................       0.350%           0.700%
Class 3-A-3..........................................       0.410%           0.820%
Class 3-M-1..........................................       0.640%           0.960%
Class 3-M-2..........................................       0.680%           1.020%
Class 3-M-3..........................................       1.050%           1.575%
Class 3-M-4..........................................       1.250%           1.875%
Class 3-M-5..........................................       1.500%           2.250%
Class 3-M-6..........................................       1.500%           2.250%

----------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the related Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the related Optional Termination Date.

            The Class A-R Certificates do not have a Pass-Through Rate.

            "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date related to that Distribution Date minus the related Expense Fee Rate.

            "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date and loan group is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its stated principal balance as of the due date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the prepayment period related to that prior due date).

            "AVAILABLE FUNDS" for any Distribution Date and loan group is equal to the sum of (a) Interest Funds for that loan group and Distribution Date and
(b) the Principal Remittance Amount for such loan group and Distribution Date.

            The "NET FUNDS CAP" for each Distribution Date and each class of certificates in a certificate group, is an annual rate equal to the product of
(a) the lesser of (i) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) and (ii) the product of (x) Available Funds on the related Mortgage Loans and (y) a fraction, the numerator of which is 12 and the denominator which is the aggregate Stated Principal Balance of the related Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

            The "NET RATE CARRYOVER" for a class of offered certificates, other than the Class A-R Certificates, on any Distribution Date is the excess of:

                  (1) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable Net Funds Cap, over

                  (2) the amount of interest such class accrued on such
            Distribution Date based on the applicable Net Funds Cap,

            plus the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Funds Cap).

            Distributions of Funds from the Corridor Contracts. On each Distribution Date beginning in June 2009 on or prior to the Corridor Contract Termination Date, amounts allocated to the issuing entity by the Corridor Contract Administrator will be deposited in the Corridor Contract Reserve Fund and then distributed to pay, first, any Unpaid Realized Loss Amounts and, second, any unpaid Net Rate Carryover on the Group 2 and Group 3 Certificates, as applicable. Any amounts remaining after this application will be distributed to the holders of the related Class C Certificates and will not be available for the payment of any Unpaid Realized Loss Amounts or Net Rate Carryover on any class of certificates on future Distribution Dates unless the applicable Corridor Contract is subject to an early termination, in which case any early termination payment received by the issuing entity in respect of the Corridor Contract will be deposited by the Trustee in the Corridor Contract Reserve Fund to cover any Unpaid Realized Loss Amounts and any Net Rate Carryover on the Group 2 or Group 3 Certificates, as applicable, until the related Corridor Contract Termination Date. See "Description of the Certificates --The Corridor Contracts" and "-- Corridor Contract Reserve Fund" below.

DEFERRED INTEREST

         With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE CORRIDOR CONTRACTS

            The Group 2 Certificates will have the benefit of an interest rate corridor contract (the "Group 2 Corridor Contract") and the Group 3 Certificates will have the benefit of an interest rate corridor contract (the "Group 3 Corridor Contract" and, together, with the Group 2 Corridor Contract, the "Corridor Contracts"), each beginning in June 2009. Each Corridor Contract will be evidenced by a confirmation between Bear Stearns Financial Products Inc. ("BSFP" or the "Corridor Contract Counterparty") and UBS AG, London ("UBS AG"), an affiliate of UBS Securities LLC.

            Pursuant to each Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Corridor Contract, as if such an ISDA Master Agreement had been executed by UBS AG and the Corridor Contract Counterparty on the date that each Corridor Contract was executed. Each Corridor Contract is also subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc. On the Closing Date, UBS AG will assign its rights under the Corridor Contracts to The Bank of New York, as corridor contract administrator (in this capacity, the "Corridor Contract Administrator"), and UBS AG, the Corridor Contract Administrator and the Trustee, will enter into a corridor contract administration agreement (the "Corridor Contract Administration Agreement") pursuant to which the Corridor Contract Administrator will allocate any payments received under each Corridor Contract between the Trustee, on behalf of the issuing entity, and UBS Securities LLC as described below.

            With respect to each Corridor Contract and any Distribution Date, beginning in June 2009, on or prior to the Corridor Contract Termination Date, the amount payable by the Corridor Contract Counterparty under a Corridor Contract will equal the product of:

            (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the applicable Corridor Contract Ceiling Rate for such Distribution Date over (y) the applicable Corridor Contract Strike Rate for such Distribution Date,

            (ii) the product of (a) the applicable Corridor Contract Notional Balance for such Distribution Date and (b) 250, and

            (iii) (x) the number of days in the related Accrual Period divided by (y) 360.

            Pursuant to the Corridor Contract Administration Agreement, on or prior to each Distribution Date beginning in June 2009, the Corridor Contract Administrator will allocate any payment received from the Corridor Contract Counterparty with respect to each Corridor Contract and such Distribution Date (other than any termination payment, which will be allocated as described below) first, to the Trustee, up to the amount that would be payable under each Corridor Contract if clause (ii) of the preceding sentence were equal to the lesser of (a) the product of (i) the Corridor Contract Notional Balance for such Distribution Date and (ii) 250, and (b) the aggregate Class Certificate Balance of the related classes of certificates immediately prior to such Distribution Date, and second, to UBS Securities LLC, the remainder, if any.

            On or prior to the Corridor Contract Termination Date, amounts (if any) received under the Corridor Contracts by the Corridor Contract Administrator and allocated to the Trustee will be used to cover any Net Rate Carryover and Unpaid Realized Loss Amount on the Group 2 and Group 3 Certificates, as applicable. Amounts allocated to the Trustee in excess of the amount necessary to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on any Distribution Date will not be available to cover the Net Rate Carryover or Unpaid Realized Loss Amount on future Distribution Dates. Such amounts will not be available to make distributions on any class of certificates other than the Group 2 or Group 3 Certificates, as applicable. Any remaining amount allocated to UBS Securities LLC will not be available to cover the Net Rate Carryover or Unpaid Realized Loss Amount on future Distribution Dates.

      The "Group 2 Corridor Contract Notional Balance", the "Group 2 Contract Strike Rate" and the "Group 2 Contract Ceiling Rate" are as described in the following table:

                         CORRIDOR       CORRIDOR        CORRIDOR
                         CONTRACT       CONTRACT        CONTRACT
      MONTH OF           NOTIONAL        STRIKE         CEILING
 DISTRIBUTION DATE     BALANCE ($)      RATE (%)        RATE (%)
 -----------------     -----------      --------        --------
June 2009........        283,037         6.55610        7.80000
July 2009........        270,910         6.57500        7.80000
August 2009......        259,271         6.57726        7.80000
September 2009...        248,131         6.58363        7.80000
October 2009.....        237,465         6.59641        7.80000
November 2009....        227,252         6.59936        7.80000
December 2009....        217,473         6.60959        7.80000
January 2010.....        208,124         6.63171        7.80000
February 2010....        199,185         6.63553        7.80000
March 2010.......        190,669         6.63815        7.80000
April 2010.......        182,517         6.64251        7.80000
May 2010.........        174,752         6.64594        7.80000
June 2010........        167,316         6.65103        7.80000
July 2010........        160,194         6.65704        7.80000
August 2010......        153,373         6.66124        7.80000
September 2010...        146,894         6.66773        7.80000
October 2010.....        140,717         6.67682        7.80000
November 2010....        134,838         6.68130        7.80000
December 2010....        129,208         6.68846        7.80000
January 2011.....        123,880         6.69980        7.80000
February 2011....        118,770         6.70438        7.80000
March 2011.......        113,957         6.70638        7.80000
April 2011.......        109,349         6.70868        7.80000
May 2011.........        104,926         6.71272        7.80000
June 2011........        100,681         6.71621        7.80000
July 2011........         96,607         6.71767        7.80000
August 2011......         92,697         6.72224        7.80000
September 2011...         88,945         6.72730        7.80000
October 2011.....         85,345         6.73629        7.80000
November 2011....         81,889         6.74103        7.80000
December 2011....         78,573         6.74547        7.80000
January 2012.....         75,390         6.75249        7.80000
February 2012....         72,336         6.75706        7.80000
March 2012.......         69,405         6.75864        7.80000
April 2012.......         66,592         6.74988        7.80000
May 2012.........         63,893         6.75362        7.80000
June 2012........         61,302         6.75844        7.80000
July 2012........         58,816         6.76444        7.80000
August 2012......         56,431         6.76890        7.80000
September 2012...         54,142         6.77358        7.80000
October 2012.....         51,945         6.77940        7.80000
November 2012....         49,837         6.78393        7.80000
December 2012....         47,814         6.78825        7.80000
January 2013.....         45,873         6.79464        7.80000
February 2013....         44,010         6.79896        7.80000
March 2013.......         42,223         6.78152        7.80000
April 2013.......         40,508         6.69049        7.80000
May 2013.........         38,862         6.69174        7.80000
June 2013........         37,282         6.69362        7.80000

                         CORRIDOR       CORRIDOR        CORRIDOR
                         CONTRACT       CONTRACT        CONTRACT
      MONTH OF           NOTIONAL        STRIKE         CEILING
 DISTRIBUTION DATE     BALANCE ($)      RATE (%)        RATE (%)
 -----------------     -----------      --------        --------
July 2013........         35,767         6.69487        7.80000
August 2013......         34,313         6.69676        7.80000
September 2013...         32,917         6.69835        7.80000
October 2013.....         31,578         6.69960        7.80000
November 2013....         30,293         6.70149        7.80000
December 2013....         29,061         6.70273        7.80000
January 2014.....         27,878         6.70462        7.80000
February 2014....         26,743         6.70621        7.80000
March 2014.......         25,654         6.70677        7.80000
April 2014.......         24,609         6.70925        7.80000
May 2014
and thereafter...              0         0.00000        0.00000

      The "Group 3 Corridor Contract Notional Balance", the "Group 3 Contract Strike Rate" and the "Group 3 Contract Ceiling Rate" are as described in the following table:

                         CORRIDOR       CORRIDOR        CORRIDOR
                         CONTRACT       CONTRACT        CONTRACT
      MONTH OF           NOTIONAL        STRIKE         CEILING
 DISTRIBUTION DATE     BALANCE ($)      RATE (%)        RATE (%)
 -----------------     -----------      --------        --------
June 2009........        248,532         7.10610        7.80000
July 2009........        237,883         7.12500        7.80000
August 2009......        227,663         7.12726        7.80000
September 2009...        217,881         7.13363        7.80000
October 2009.....        208,515         7.14641        7.80000
November 2009....        199,547         7.14936        7.80000
December 2009....        190,961         7.15959        7.80000
January 2010.....        182,751         7.18171        7.80000
February 2010....        174,902         7.18553        7.80000
March 2010.......        167,424         7.18815        7.80000
April 2010.......        160,266         7.19251        7.80000
May 2010.........        153,448         7.19594        7.80000
June 2010........        146,918         7.20103        7.80000
July 2010........        140,664         7.20704        7.80000
August 2010......        134,675         7.21124        7.80000
September 2010...        128,986         7.21773        7.80000
October 2010.....        123,562         7.22682        7.80000
November 2010....        118,400         7.23130        7.80000
December 2010....        113,456         7.23846        7.80000
January 2011.....        108,777         7.24980        7.80000
February 2011....        104,291         7.25438        7.80000
March 2011.......        100,065         7.25638        7.80000
April 2011.......         96,018         7.25868        7.80000
May 2011.........         92,134         7.26272        7.80000
June 2011........         88,407         7.26621        7.80000
July 2011........         84,830         7.26767        7.80000
August 2011......         81,397         7.27224        7.80000
September 2011...         78,102         7.27730        7.80000
October 2011.....         74,940         7.28629        7.80000
November 2011....         71,906         7.29103        7.80000
December 2011....         68,994         7.29547        7.80000

                         CORRIDOR       CORRIDOR        CORRIDOR
                         CONTRACT       CONTRACT        CONTRACT
      MONTH OF           NOTIONAL        STRIKE         CEILING
 DISTRIBUTION DATE     BALANCE ($)      RATE (%)        RATE (%)
 -----------------     -----------      --------        --------
January 2012.....         66,199         7.30249        7.80000
February 2012....         63,517         7.30706        7.80000
March 2012.......         60,944         7.30864        7.80000
April 2012.......         58,474         7.29988        7.80000
May 2012.........         56,103         7.30362        7.80000
June 2012........         53,829         7.30844        7.80000
July 2012........         51,646         7.31444        7.80000
August 2012......         49,551         7.31890        7.80000
September 2012...         47,541         7.32358        7.80000
October 2012.....         45,612         7.32940        7.80000
November 2012....         43,761         7.33393        7.80000
December 2012....         41,985         7.33825        7.80000
January 2013.....         40,281         7.34464        7.80000
February 2013....         38,645         7.34896        7.80000
March 2013.......         37,075         7.33152        7.80000
April 2013.......         35,569         7.24049        7.80000
May 2013.........         34,124         7.24174        7.80000
June 2013........         32,737         7.24362        7.80000
July 2013........         31,406         7.24487        7.80000
August 2013......         30,129         7.24676        7.80000
September 2013...         28,904         7.24835        7.80000
October 2013.....         27,728         7.24960        7.80000
November 2013....         26,600         7.25149        7.80000
December 2013....         25,518         7.25273        7.80000
January 2014.....         24,479         7.25462        7.80000
February 2014....         23,483         7.25621        7.80000
March 2014.......         22,526         7.25677        7.80000
April 2014.......         21,609         7.25925        7.80000
May 2014
and thereafter...              0         0.00000        0.00000

      The Group 2 Corridor Contract and the Group 3 Corridor Contract are scheduled to remain in effect up to and including the Distribution Date in April 2014 (the "Corridor Contract Termination Date").

      Each Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty, the Corridor Contract Administrator or the issuing entity, the failure by the Corridor Contract Counterparty (within three business days after notice of the failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.

      In addition to the termination events specified above, it will be an additional termination event under each Corridor Contract in the event that (A) either (i) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or
(B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (such an event a, "COLLATERALIZATION EVENT"), and the Corridor Contract Counterparty does not, within 30 days, (a) cause another entity to replace the Corridor Contract Counterparty that meets or exceeds the Corridor Contract Counterparty Ratings Requirement and that is approved by the Corridor Contract Administrator on terms substantially similar to each Corridor Contract;
(b) obtain a guaranty of, or a contingent agreement of another person that satisfies the Corridor Contract Counterparty Ratings Requirement, to honor the Corridor Contract Counterparty's obligations under each Corridor Contract, provided that such other person is approved by the Corridor Contract Administrator; (c) post collateral satisfactory to Moody's; or (d) establish any other arrangement satisfactory to Moody's which will be sufficient to restore the immediately prior ratings of the Group 2 and Group 3 Certificates.

      "CORRIDOR CONTRACT COUNTERPARTY RATINGS REQUIREMENT" shall mean either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its credit support provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its credit support provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

      It will also be an additional termination event under the Corridor Contract in the event that the Corridor Contract Counterparty fails to satisfy the following ratings criteria: either (i) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if the Corridor Contract Counterparty does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade); and the Corridor Contract Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by Moody's, as applicable, take the action described in either clause (a) or (b) above.

      Finally, it shall also be an additional termination event under each Corridor Contract if the Corridor Contract Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. Sections 229.1100-229.1123 ("Regulation AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Corridor Contract, and the Corridor Contract Counterparty fails to transfer the Corridor Contract, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Corridor Contract, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld and which approval is not needed if such assignment is to a subsidiary of The Bear Stearns Companies, Inc., provided the depositor is given notice) and any rating agency, if applicable.

      If any Corridor Contract is terminated early, the Corridor Contract Counterparty may owe a termination payment, payable in a lump sum. Any termination payment will be allocated by the Corridor Contract Administrator between the Trustee, on behalf of the issuing entity, and UBS Securities LLC, based on, with respect to the Trustee, a fraction, the numerator of which is the lesser of (x) the product of (i) the related Corridor Contract Notional Balance at the time of termination and (ii) 250, and (y) the aggregate Class Certificate Balance of the related classes of certificates at the time of termination and the denominator of which is the product of (a) the Corridor Contract Notional Balance at the time of termination and (b) 250, and with respect to UBS Securities LLC, a fraction, the numerator of which is the excess, if any, of (x) the product of (i) the related Corridor Contract Notional Balance at the time of termination and (ii) 250, over (y) the aggregate Class Certificate Balance of the related classes of certificates at the time of termination and the denominator of which is the product of (a) the related Corridor Contract Notional Balance at the time of termination and (b) 250. The portion of any termination payment that is allocated to the issuing entity will be deposited by the Trustee in the Corridor Contract Reserve Fund and applied on future Distribution Dates to cover any Net Rate Carryover or Unpaid Realized Loss Amount on the related classes of certificates, until the Corridor Contract Termination Date. However, if such termination occurs, there can be no assurance that any such termination payment will be paid to the Trustee.

      The pooling and servicing agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of an existing Corridor Contract or in any other circumstance.

      The significance percentage for each Corridor Contract is less than 10% and in the aggregate, the significance percentage of for all of the Corridor Contracts with the Corridor Contract Counterparty is less than 10%. The "significance percentage" for each Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the Class Certificate Balance of the Certificates related to the Corridor Contract. The "significance estimate" of each Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

      Bear Stearns Financial Products Inc. or BSFP, will be the Corridor Contract Counterparty. The Corridor Contract Counterparty, a Delaware corporation, is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies, Inc. The Corridor Contract Counterparty engages in a wide array of over-the-counter interest rate, currency, and equity derivatives, typically with counterparties who require a highly rated derivative provider. The Corridor Contract Counterparty has a ratings classification of "AAA" from Standard & Poor's and "Aaa" from Moody's Investors Service.

      The offered certificates do not represent an obligation of the Corridor Contract Counterparty or the Corridor Contract Administrator. The holders of the offered certificates are not parties to or beneficiaries under any Corridor Contract or the Corridor Contract Administration Agreement and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under any Corridor Contract or against the Corridor Contract Administrator in respect of its obligations under the Corridor Contract Administration Agreement.

      Each Corridor Contract will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

PRINCIPAL

      The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each loan group and Distribution Date, is the excess, if any, of:

            (i) the aggregate Class Certificate Balance of the certificates related to such loan group immediately prior to such Distribution Date, over

            (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period), over (b) the Group 1 Overcollateralization Target Amount, the Group 2 Overcollateralization Target Amount or the Group 3 Overcollateralization Target Amount, as the case may be, for such Distribution Date.

      "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period and (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

      "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from January 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

      "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 77.7499828933% on any Distribution Date on or after the Group 1 Stepdown Date and prior to the Distribution Date in February 2012 or (y) 82.1999863147% on any Distribution Date on or after the Group 1 Stepdown Date and on or after the Distribution Date in February 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group 1 OC Floor.

      "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Group 2 Senior Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 69.0014489458% on any Distribution Date on or after the Group 2 Stepdown Date and prior to the Distribution Date in February 2012 and (y) 75.2011591566% on any Distribution Date on or after the Distribution Date in February 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal

Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group 2 OC Floor.

      "GROUP 3 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the Group 3 Senior Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 72.1248298294% on any Distribution Date on or after the Group 3 Stepdown Date and prior to the Distribution Date in February 2012 and (y) 77.6998638635% on any Distribution Date on or after the Distribution Date in February 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group 3 OC Floor.

      "GROUP 1 SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Group 1 Subordinated Certificates and Distribution Date will equal the excess of:

      (1) the sum of:

            (a) the aggregate Class Certificate Balance of the Group 1 Senior Certificates (after taking into account the distribution of the Group 1 Senior Principal Distribution Amount for such Distribution Date),

            (b) the aggregate Class Certificate Balance of any class(es) of Group 1 Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Group 1 Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

            (c) the Class Certificate Balance of such class of Group 1 Subordinated Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Group 1 Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group 1 OC Floor;

provided, however, that if such class of Group 1 Subordinated Certificates is the only class of Group 1 Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group 1 until its Class Certificate Balance is reduced to zero.

      "GROUP 2 SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Group 2 Subordinated Certificates and Distribution Date will equal the excess of:

      (1) the sum of:

            (a) the aggregate Class Certificate Balance of the Group 2 Senior Certificates (after taking into account the distribution of the Group 2 Senior Principal Distribution Amount for such Distribution Date),

            (b) the aggregate Class Certificate Balance of any class(es) of Group 2 Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Group 2 Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of Certificates for such Distribution Date), and

            (c) the Class Certificate Balance of such class of Group 2 Subordinated Certificates immediately prior to such Distribution Date, over

      (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Group 2 Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group 2 OC Floor;

provided, however, that if such class of Group 2 Subordinated Certificates is the only class of Group 2 Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group 2 until its Class Certificate Balance is reduced to zero.

      "GROUP 3 SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Group 3 Subordinated Certificates and Distribution Date will equal the excess of:

      (1) the sum of:

            (a) the aggregate Class Certificate Balance of the Group 3 Senior Certificates (after taking into account the distribution of the Group 3 Senior Principal Distribution Amount for such Distribution Date),

            (b) the Class Certificate Balance of any class(es) of Group 3 Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Group 3 Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of Certificates for such Distribution Date), and

            (c) the Class Certificate Balance of such class of Group 3 Subordinated Certificates immediately prior to such Distribution Date, over

      (3) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Group 3 Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the Group 3 OC Floor;

provided, however, that if such class of Group 3 Subordinated Certificates is the only class of Group 3 Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group 3 until its Class Certificate Balance is reduced to zero.

      The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET SUBORDINATION PERCENTAGE" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

                                    Initial Target     Stepdown Target       Stepdown Target
                                    Subordination       Subordination         Subordination
                                      Percentage        Percentage (1)        Percentage (2)
                                    --------------     ---------------       ---------------
Class 1-M-1......................    4.3999779647%      10.9999449118%        8.7999559295%
Class 1-M-2......................    3.7000362230%       9.2500905576%        7.4000724461%
Class 1-M-3......................    2.7500144390%       6.8750360974%        5.5000288779%
Class 1-M-4......................    2.2500308398%       5.6250770995%        4.5000616796%
Class 1-M-5......................    1.7500472407%       4.3751181017%        3.5000944813%
Class 1-M-6......................    1.1000509132%       2.7501272830%        2.2001018264%
Class 1-M-7......................    0.5000000000%       1.2500000000%        1.0000000000%
Class 2-M-1......................    6.3493987731%      15.8734969327%       12.6987975462%
Class 2-M-2......................    3.3992871556%       8.4982178891%        6.7985743113%
Class 2-M-3......................    2.8994495914%       7.2486239786%        5.7988991829%
Class 2-M-4......................    2.0495728768%       5.1239321919%        4.0991457536%
Class 2-M-5......................    1.5497353126%       3.8743382814%        3.0994706252%
Class 2-M-6......................    1.0498977484%       2.6247443710%        2.0997954968%
Class 2-M-7......................    0.5000000000%       1.2500000000%        1.0000000000%
Class 3-M-1......................    5.2000954208%      13.0002385519%       10.4001908415%
Class 3-M-2......................    4.4502561235%      11.1256403089%        8.9005122471%
Class 3-M-3......................    3.0001896474%       7.5004741186%        6.0003792949%
Class 3-M-4......................    1.9000191638%       4.7500479094%        3.8000383275%
Class 3-M-5......................    1.1001325542%       2.7503313855%        2.2002651084%
Class 3-M-6......................    0.5000000000%       1.2500000000%        1.0000000000%

---------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in February 2009 and prior to the Distribution Date occurring in February 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in February 2012.

      The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the cut-off date.

      "GROUP 1 OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the cut-off date.

      "GROUP 1 OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Group 1 Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the cut-off date and (b) on or after the Group 1 Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Group 1 Stepdown Date but prior to the Distribution Date in February 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Group 1 Stepdown Date and on or after the Distribution Date in February 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the Group 1 OC Floor;

provided, however, that if a Group 1 Trigger Event is in effect on any Distribution Date, the Group 1 Overcollateralization Target Amount will be the Group 1 Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "GROUP 1 STEPDOWN DATE" is the earlier to occur of:

            (1) the Distribution Date on which the aggregate Class Certificate Balance of the Group 1 Senior Certificates is reduced to zero, and

            (2) the later to occur of (x) the Distribution Date in February 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in February 2012, 22.2500171067% and (b) on any Distribution Date on or after the Distribution Date in February 2012, 17.8000136853%.

      A "GROUP 1 TRIGGER EVENT" with respect to any Distribution Date on or after the Group 1 Stepdown Date consists of either a Group 1 Delinquency Trigger Event with respect to that Distribution Date or a Group 1 Cumulative Loss Trigger Event with respect to that Distribution Date.

      A "GROUP 1 DELINQUENCY TRIGGER EVENT" with respect to a Distribution Date on or after the Group 1 Stepdown Date occurs if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group 1 equals or exceeds the product of 38% and the Group 1 Senior Enhancement Percentage for such Distribution Date.

      The "GROUP 1 SENIOR ENHANCEMENT PERCENTAGE" with respect to a Distribution Date on or after the Group 1 Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1) the numerator of which is the excess of:

                  (a) the aggregate Stated Principal Balance of the Mortgage
            Loans in Loan Group 1 for the preceding Distribution Date over

                  (b) (i) before the aggregate Class Certificate Balance of the
            Group 1 Senior Certificates has been reduced to zero, the aggregate Class Certificate Balance of the Group 1 Senior Certificates, or
            (ii) after such time, the Class Certificate Balance of the most senior class of Group 1 Subordinated Certificates outstanding, as of the preceding Master Servicer Advance Date, and

            (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for the preceding Distribution Date.

      A "GROUP 1 CUMULATIVE LOSS TRIGGER EVENT" with respect to any Distribution Date on or after the Group 1 Stepdown Date occurs if the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group 1 from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries related to Loan Group 1 received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1, as set forth below:

DISTRIBUTION DATE                                  PERCENTAGE
-----------------                                  ----------
February 2008 - January 2009...................    0.20% with respect to February 2008, plus an additional
                                                       1/12th of 0.30% for each month thereafter through January 2009
February 2009 - January 2010...................    0.50% with respect to February 2009, plus an additional
                                                       1/12th of 0.40% for each month thereafter through January 2010
February 2010 - January 2011...................    0.90% with respect to February 2010, plus an additional
                                                       1/12th of 0.40% for each month thereafter through January 2011
February 2011 - January 2012...................    1.30% with respect to February 2011, plus an additional
                                                       1/12th of 0.50% for each month thereafter through January 2011
February 2012 - January 2013...................    1.80% with respect to February 2012, plus an additional
                                                       1/12th of 0.20% for each month thereafter through January 2012
February 2013 and thereafter...................    2.00%

      "GROUP 2 OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the cut-off date.

      "GROUP 2 OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Group 2 Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the cut-off date and (b) on or after the Group 2 Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Group 2 Stepdown Date but prior to the Distribution Date in February 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Group 2 Stepdown Date and on or after the Distribution Date in February 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the Group 2 OC Floor;

provided, however, that if a Group 2 Trigger Event is in effect on any Distribution Date, the Group 2 Overcollateralization Target Amount will be the Group 2 Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "GROUP 2 STEPDOWN DATE" is the earlier to occur of:

            (1) the Distribution Date on which the aggregate Class Certificate Balance of the Group 2 Senior Certificates is reduced to zero, and

            (2) the later to occur of (x) the Distribution Date in February 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Group 2 Senior Certificates immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in February 2012, 30.9985510542% and (b) on any Distribution Date on or after the Distribution Date in February 2012, 24.7988408434%.

      A "GROUP 2 TRIGGER EVENT" with respect to any Distribution Date on or after the Group 2 Stepdown Date consists of either a Group 2 Delinquency Trigger Event with respect to that Distribution Date or a Group 2 Cumulative Loss Trigger Event with respect to that Distribution Date.

      A "GROUP 2 DELINQUENCY TRIGGER EVENT" with respect to any Distribution Date on or after the Group 2 Stepdown Date occurs if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group 2 equals or exceeds the product of 28% and the Group 2 Senior Enhancement Percentage for such Distribution Date.

      The "GROUP 2 SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Group 2 Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1) the numerator of which is the excess of:

                  (a) the aggregate Stated Principal Balance of the Mortgage
            Loans in Loan Group 2 for the preceding Distribution Date over

                  (b) (i) before the aggregate Class Certificate Balance of the
            Group 2 Senior Certificates has been reduced to zero, the aggregate Class Certificate Balance of the Group 2 Senior Certificates, or
            (ii) after such time, the Class Certificate Balance of the most senior class of Group 2 Subordinated Certificates outstanding, as of the preceding Master Servicer Advance Date, and

            (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for the preceding Distribution Date.

      A "GROUP 2 CUMULATIVE LOSS TRIGGER EVENT" with respect to any Distribution Date on or after the Group 2 Stepdown Date occurs if the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group 2 from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries related to Loan Group 2 received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2, as set forth below:

DISTRIBUTION DATE                                  PERCENTAGE
-----------------                                  ----------
February 2008 - January 2009...................    0.20% with respect to February 2008, plus an additional
                                                       1/12th of 0.30% for each month thereafter through January 2009
February 2009 - January 2010...................    0.50% with respect to February 2009, plus an additional
                                                       1/12th of 0.40% for each month thereafter through January 2010
February 2010 - January 2011...................    0.90% with respect to February 2010, plus an additional
                                                       1/12th of 0.35% for each month thereafter through January 2011
February 2011 - January 2012...................    1.25% with respect to February 2011, plus an additional
                                                       1/12th of 0.50% for each month thereafter through January 2011
February 2012 - January 2013...................    1.75% with respect to February 2012, plus an additional
                                                       1/12th of 0.15% for each month thereafter through January 2012
February 2013 and thereafter...................    1.90%

      "GROUP 3 OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the cut-off date.

      "GROUP 3 OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Group 3 Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the cut-off date and (b) on or after the Group 3 Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Group 3 Stepdown Date but prior to the Distribution Date in February 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Group 3 Stepdown Date and on or after the

Distribution Date in February 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the Group 3 OC Floor;

provided, however, that if a Group 3 Trigger Event is in effect on any Distribution Date, the Group 3 Overcollateralization Target Amount will be the Group 3 Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "GROUP 3 STEPDOWN DATE" is the earlier to occur of:

            (1) the Distribution Date on which the aggregate Class Certificate Balance of the Group 3 Senior Certificates is reduced to zero, and

            (2) the later to occur of (x) the Distribution Date in February 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Group 3 Senior Certificates immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in February 2012, 27.8751701706% and (b) on any Distribution Date on or after the Distribution Date in February 2012, 22.3001361365%.

      A "GROUP 3 TRIGGER EVENT" with respect to any Distribution Date on or after the Group 3 Stepdown Date consists of either a Group 3 Delinquency Trigger Event with respect to that Distribution Date or a Group 3 Cumulative Loss Trigger Event with respect to that Distribution Date.

      A "GROUP 3 DELINQUENCY TRIGGER EVENT" with respect to any Distribution Date on or after the Group 3 Stepdown Date occurs if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group 3 equals or exceeds the product of 30% and the Group 3 Senior Enhancement Percentage for such Distribution Date.

      The "GROUP 3 SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Group 3 Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1) the numerator of which is the excess of:

                  (a) the aggregate Stated Principal Balance of the Mortgage
            Loans in Loan Group 3 for the preceding Distribution Date over

                  (b) (i) before the aggregate Class Certificate Balance of the
            Group 3 Senior Certificates has been reduced to zero, the aggregate Class Certificate Balance of the Group 3 Senior Certificates, or
            (ii) after such time, the Class Certificate Balance of the most senior class of Group 3 Subordinated Certificates outstanding, as of the preceding Master Servicer Advance Date, and

            (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 for the preceding Distribution Date.

      A "GROUP 3 CUMULATIVE LOSS TRIGGER EVENT" with respect to any Distribution Date on or after the Group 3 Stepdown Date occurs if the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group 3 from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries related to Loan Group 3 received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3, as set forth below:

DISTRIBUTION DATE                                  PERCENTAGE
-----------------                                  ----------
February 2008 - January 2009...................    0.20% with respect to February 2008, plus an additional
                                                       1/12th of 0.25% for each month thereafter through January 2009
February 2009 - January 2010...................    0.45% with respect to February 2009, plus an additional
                                                       1/12th of 0.35% for each month thereafter through January 2010
February 2010 - January 2011...................    0.80% with respect to February 2010, plus an additional
                                                       1/12th of 0.35% for each month thereafter through January 2011
February 2011 - January 2012...................    1.15% with respect to February 2011, plus an additional
                                                       1/12th of 0.40% for each month thereafter through January 2011
February 2012 - January 2013...................    1.55% with respect to February 2012, plus an additional
                                                       1/12th of 0.15% for each month thereafter through January 2012
February 2013 and thereafter...................    1.70%

      "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

      The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Group 1 Stepdown Date, the Group 2 Stepdown Date or the Group 3 Stepdown Date, as applicable, and any loan group, is the average of the Sixty-Day Delinquency Rates for such loan group and Distribution Date and the two immediately preceding Distribution Dates.

      The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Group 1 Stepdown Date, the Group 2 Stepdown Date or the Group 3 Stepdown Date, as applicable, and any loan group, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans in such loan group 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans in such loan group as of the related Due Date (after giving effect to principal prepayments, the principal portion of any liquidation proceeds and any Subsequent Recoveries received in the related Prepayment Period).

      A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

      "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

      The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the trust fund will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

      The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans in a loan group is generally expected to be higher than the weighted average of the Pass-Through Rates on the related classes of certificates. As a result, interest collections on the Mortgage Loans in a loan group net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the trust fund. The excess cashflow with respect to Loan Group 1, the excess cashflow with respect to Loan Group 2 and the excess cashflow with respect to Loan Group 3, as applicable, if any, will be applied on each Distribution Date as a payment of principal on the related class or classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS FOR LOAN GROUP 1

      On each Distribution Date, the Available Funds with respect to Loan Group 1 will be distributed in the following amounts and order of priority:

            (1) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date;

            (2) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date;

            (3) (A) for each Distribution Date prior to the Group 1 Stepdown Date or on which a Group 1 Trigger Event is in effect in an amount up to the Principal Distribution Amount for Loan Group 1 for such Distribution Date, sequentially:

                  (i) sequentially, (x) to the Class A-R Certificates, until its
            Class Certificate Balance is reduced to zero, and (y) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) sequentially, to the Class 1-M-1, Class 1-M-2, Class
            1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

            (B) on each Distribution Date on or after the Group 1 Stepdown Date so long as a Group 1 Trigger Event is not in effect, sequentially:

                  (i) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3
            Certificates, pro rata, in an amount up to the Group 1 Senior Principal Distribution Amount, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) sequentially, to the Class 1-M-1, Class 1-M-2, Class
            1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, in an amount up to the Group 1 Subordinated Class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

            (4) sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (5) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (6) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, in an amount equal to the amount of Net Rate Carryover for each such class;

            (7) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, in that order, in an amount equal to the amount of Net Rate Carryover for each such class; and

            (8) to the Class 1-C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

DISTRIBUTION OF AVAILABLE FUNDS FOR LOAN GROUP 2

      On each Distribution Date, the Available Funds with respect to Loan Group 2 will be distributed in the following amounts and order of priority:

            (1) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date;

            (2) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date;

            (3) (A) for each Distribution Date prior to the Group 2 Stepdown Date or on which a Group 2 Trigger Event is in effect in an amount up to the Principal Distribution Amount for Loan Group 2 for such Distribution Date, sequentially:

                  (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
            2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) sequentially, to the Class 2-M-1, Class 2-M-2, Class
            2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (B) on each Distribution Date on or after the Group 2 Stepdown Date so long as a Group 2 Trigger Event is not in effect, sequentially:

                  (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
            2-A-3 Certificates, pro rata, in an amount up to the Group 2 Senior Principal Distribution Amount, until their Class Certificate Balances are reduced to zero; and

                  (ii) sequentially, to the Class 2-M-1, Class 2-M-2, Class
            2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount up to the Group 2 Subordinated Class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

            (4) sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (5) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (6) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, in an amount equal to the amount of Net Rate Carryover for each such class;

            (7) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount equal to the amount of Net Rate Carryover for each such class; and

            (8) to the Class 2-C Certificates, in the amount specified in the pooling and servicing agreement.

DISTRIBUTION OF AVAILABLE FUNDS FOR LOAN GROUP 3

      On each Distribution Date, the Available Funds with respect to Loan Group 3 will be distributed in the following amounts and order of priority:

            (1) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date;

            (2) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date;

            (3) (A) for each Distribution Date prior to the Group 3 Stepdown Date or on which a Group 3 Trigger Event is in effect in an amount up to the Principal Distribution Amount for Loan Group 3 for such Distribution Date, sequentially:

                  (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class
            3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) sequentially, to the Class 3-M-1, Class 3-M-2, Class
            3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (B) on each Distribution Date on or after the Group 3 Stepdown Date or so long as a Group 3 Trigger Event is not in effect, sequentially:

                  (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class
            3-A-3 Certificates, pro rata, in an amount up to the Group 3 Senior Principal Distribution Amount, until their Class Certificate Balances are reduced to zero; and

                  (ii) sequentially, to the Class 3-M-1, Class 3-M-2, Class
            3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount up to the Group 3 Subordinated Class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

            (4) sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

            (5) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount equal to the amount of Unpaid Realized Loss Amount for each such class;

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            (6) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3
      Certificates, pro rata, in an amount equal to the amount of Net Rate Carryover for each such class;

            (7) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount equal to the amount of Net Rate Carryover for each such class; and

            (8) to the Class 3-C Certificates, in the amount specified in the pooling and servicing agreement.

CALCULATION OF ONE-MONTH LIBOR

      On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, an "INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period on the basis of such rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If such rate is not quoted on the Bloomberg terminal (or such other service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

            (1)   with an established place of business in London,

            (2)   which have been designated as such by the Trustee and

            (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any successor Master Servicer.

      The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

      The pooling and servicing agreement establishes an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

      In addition to the $1,000 deposit described in the second preceding paragraph, on the closing date the depositor shall cause to be deposited in the Carryover Reserve Fund an amount that is expected to be sufficient to

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

cover any Net Rate Carryover on the interest-bearing certificates with respect to the first Distribution Date. On the first Distribution Date, such amount will be distributed, sequentially, as follows:

      o first to all of the classes of senior certificates, pro rata, based upon the amount of any Net Rate Carryover with respect to each such class of certificates, and

      o second, sequentially, to all of the classes of subordinated certificates, beginning with the class of subordinated certificates with the highest distribution priority in each loan group, in each case based upon the amount of any Net Rate Carryover with respect to each such class of certificates.

Any such amount deposited by the depositor as described in the first sentence of this paragraph that remains after payment of any Net Rate Carryover to the certificates on the first Distribution Date will be distributed to UBS Securities LLC and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates.

CORRIDOR CONTRACT RESERVE FUND

      The Trustee will establish and maintain an account (the "Corridor Contract Reserve Fund") on behalf of the holders of the Group 2 and Group 3 Certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of any REMIC.

      On each Distribution Date, the Trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of each Corridor Contract for the related accrual period. On each Distribution Date, such amounts received in respect of a Corridor Contract will be distributed to the related class of certificates to the extent necessary and to the extent not previously distributed, as follows:

      o from amounts received under the Group 2 Corridor Contract, with respect to the Group 2 Certificates, sequentially as follows:

            (1) sequentially, to the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount equal to the amount of any remaining Unpaid Realized Loss Amount for each such class;

            (2) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, in an amount equal to the amount of any remaining Net Rate Carryover for each such class;

            (3) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, in an amount equal to the amount of any remaining Net Rate Carryover for each such class; and

            (4) to the Class 2-C Certificates, in the amount specified in the pooling and servicing agreement.

      o from amounts received under the Group 3 Corridor Contract, with respect to the Group 3 Certificates, sequentially as follows:

            (1) sequentially, to the Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount equal to the amount of any remaining Unpaid Realized Loss Amount for each such class;

            (2) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, in an amount equal to the amount of any remaining Net Rate Carryover for each such class;

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

            (3) sequentially, to the Class 3-M-1, Class 3-M-2, Class 3-M-3, Class 3-M-4, Class 3-M-5 and Class 3-M-6 Certificates, in that order, in an amount equal to the amount of any remaining Net Rate Carryover for each such class; and

            (4) to the Class 3-C Certificates, in the amount specified in the pooling and servicing agreement.

APPLIED REALIZED LOSS AMOUNTS

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the Group 1 Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1, the amount of such excess will be applied to reduce the Class Certificate Balances of the Class 1-M-7, Class 1-M-6, Class 1-M-5, Class 1-M-4, Class 1-M-3, Class 1-M-2, Class 1-M-1, Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero.

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the Group 2 Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2, the amount of such excess will be applied to reduce the Class Certificate Balances of the Class 2-M-7, Class 2-M-6, Class 2-M-5, Class 2-M-4, Class 2-M-3, Class 2-M-2, Class 2-M-1, Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero.

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the Group 3 Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3, the amount of such excess will be applied to reduce the Class Certificate Balances of the Class 3-M-6, Class 3-M-5, Class 3-M-4, Class 3-M-3, Class 3-M-2, Class 3-M-1, Class 3-A-3, Class 3-A-2 and Class 3-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero. Any such reduction described in this paragraph or the two immediately preceding paragraphs is an "APPLIED REALIZED LOSS AMOUNT."

      Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.

                                      S-90